Document and Entity Information	12 Months Ended
Mar. 31, 2010
Document Type	20-F
Amendment Flag	false
Document Period End Date	2010-03-31
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Trading Symbol	MITSY
Entity Registrant Name	MITSUI & CO LTD
Entity Central Index Key	0000067099
Current Fiscal Year End Date	--03-31
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	1,824,821,883

Consolidated Balance Sheets In Millions	12 Months Ended
	Mar. 31, 2010 USD ( $)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Current Assets:
Cash and cash equivalents (Notes 2, 5 and 22)	$ 15,069	¥ 1,147,809	¥ 1,401,399
Time deposits	157	5,645	14,563
Marketable securities (Notes 2, 5 and 26)	47	18,097	4,361
Trade receivables (Note 9):
Notes and loans, less unearned interest	3,151	298,677	293,034
Accounts (Note 8)	14,863	1,412,022	1,382,259
Associated companies	1,744	169,115	162,166
Allowance for doubtful receivables (Notes 2 and 7)	(198)	(18,165)	(18,423)
Inventories (Notes 2, 9 and 22)	5,428	592,530	504,847
Advance payments to suppliers	1,037	98,772	96,482
Deferred tax assets-current (Notes 2 and 20)	428	29,969	39,809
Derivative assets (Notes 2, 24 and 26)	1,231	329,897	114,463
Other current assets	2,861	334,769	266,130
Total current assets	45,818	4,419,137	4,261,090
Investments and Non-current Receivables (Notes 2, 9 and 22):
Investments in and advances to associated companies (Notes 5, 6, 17 and 26)	15,087	1,275,490	1,403,056
Other investments (Notes 5 and 26)	10,387	957,219	965,947
Non-current receivables, less unearned interest (Notes 8, 24 and 26)	4,874	486,412	453,299
Allowance for doubtful receivables (Note 7)	(521)	(51,883)	(48,472)
Property leased to others-at cost, less accumulated depreciation (Note 8)	2,408	199,204	224,000
Total investments and non-current receivables	32,235	2,866,442	2,997,830
Property and Equipment-at Cost (Notes 2, 8, 9, 10, 22 and 26):
Land, land improvements and timberlands	1,705	165,249	158,528
Buildings, including leasehold improvements	4,097	344,392	381,029
Equipment and fixtures	10,537	867,323	979,957
Mineral rights	1,425	154,246	132,510
Vessels	319	35,754	29,709
Projects in progress	1,830	153,923	170,218
Total	19,913	1,720,887	1,851,951
Accumulated depreciation	(9,391)	(774,597)	(873,391)
Net property and equipment	10,522	946,290	978,560
Intangible Assets, less Accumulated Amortization (Notes 2, 3, 12 and 26)	911	96,505	84,741
Deferred Tax Assets-Non-current (Notes 2 and 20)	144	21,011	13,376
Other Assets (Notes 14, 24 and 26)	359	14,858	33,387
Total	89,989	8,364,243	8,368,984
Current Liabilities:
Short-term debt (Notes 9, 13 and 22)	2,596	454,059	241,380
Current maturities of long-term debt (Notes 8, 9, 13 and 24)	3,446	373,197	320,480
Trade payables (Note 22):
Notes and acceptances	396	51,048	36,831
Accounts	14,064	1,292,520	1,307,980
Associated companies	686	39,243	63,760
Accrued expenses (Note 22):
Income taxes (Notes 2 and 20)	404	46,576	37,604
Interest	206	20,504	19,177
Other (Note 14)	770	89,704	71,582
Advances from customers (Note 22)	1,190	132,116	110,712
Derivative liabilities (Notes 2, 24 and 26)	903	180,533	83,972
Other current liabilities (Notes 2, 20, 21 and 22)	939	112,990	87,289
Total current liabilities	25,600	2,792,490	2,380,767
Long-term Debt, less Current Maturities (Notes 8, 9, 13, 22 and 24)	31,288	2,841,301	2,909,794
Accrued Pension Costs and Liability for Severance Indemnities (Notes 2 and 14)	365	33,814	33,927
Deferred Tax Liabilities-Non-current (Notes 2, 20 and 22)	3,280	256,085	305,096
Other Long-term Liabilities (Notes 2, 11, 21, 24 and 26)	3,329	329,107	309,594
Contingent Liabilities (Notes 9 and 21)
Mitsui & Co., Ltd. Shareholders' equity (Note 2):
Common stock-no par value Authorized, 2,500,000,000 shares; Issued, 1,829,153,527 shares in 2010 and 1,824,928,240 shares in 2009	3,672	339,627	341,482
Capital surplus	4,611	434,188	428,848
Retained earnings:
Appropriated for legal reserve	579	48,806	53,844
Unappropriated (Notes 6, 13, and 20)	17,399	1,486,201	1,618,101
Accumulated other comprehensive income (loss) (Note 2):
Unrealized holding gains and losses on available-for-sale securities (Note 5)	1,332	44,263	123,891
Foreign currency translation adjustments	(2,932)	(384,618)	(272,665)
Defined benefit pension plans (Note 14)	(528)	(68,683)	(49,132)
Net unrealized gains and losses on derivatives (Note 24)	(85)	(12,459)	(7,920)
Total accumulated other comprehensive loss	(2,213)	(421,497)	(205,826)
Treasury stock, at cost: 4,331,644 shares in 2010 and 3,770,220 shares in 2009	(68)	(5,662)	(6,321)
Total Mitsui & Co., Ltd. shareholders' equity	23,980	1,881,663	2,230,128
Noncontrolling interests (Note 2)	2,147	229,783	199,678
Total equity	26,127	2,111,446	2,429,806
Total	$ 89,989	¥ 8,364,243	¥ 8,368,984

Consolidated Balance Sheets (Parenthetical)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2010 USD ( $)	Mar. 31, 2009	Mar. 31, 2009 JPY ( ¥)
Common stock- no par value	¥ 0	$ 0		¥ 0
Common stock, Authorized		2,500,000,000	2,500,000,000
Common stock, Issued		1,829,153,527	1,824,928,240
Treasury stock, shares		4,331,644	3,770,220

Statements of Consolidated Income In Millions, except Per Share data	12 Months Ended
	Mar. 31, 2010 USD ( $)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2008 JPY ( ¥)
Revenues (Notes 2, 6, 17, 24 and 26):
Sales of products	$ 38,608	¥ 3,590,490	¥ 4,852,388	¥ 4,988,863
Sales of services	4,029	374,701	477,869	550,886
Other sales (Note 8)	1,411	131,254	174,532	175,363
Total revenues	44,048	4,096,445	5,504,789	5,715,112
Total Trading Transactions (Notes 2 and 17): 2010, Yen 9,358,379 million- $100,628 million; 2009, Yen 13,125,144 million; 2008, Yen 14,795,021 million
Cost of Revenues (Notes 2, 6, 24 and 26):
Cost of products sold	34,365	3,195,948	4,270,929	4,496,843
Cost of services sold	1,458	135,600	163,182	155,539
Cost of other sales (Note 8)	677	62,936	71,414	82,126
Total cost of revenues	36,500	3,394,484	4,505,525	4,734,508
Gross Profit	7,548	701,961	999,264	980,604
Other Expenses (Income):
Selling, general and administrative (Notes 2, 8, 12, 14 and 18)	5,873	546,221	598,764	601,345
Provision for doubtful receivables (Notes 2 and 7)	121	11,227	18,013	8,075
Interest income (Notes 2, 7 and 24)	(386)	(35,879)	(39,620)	(56,719)
Interest expense (Notes 2 and 24)	498	46,310	74,354	105,283
Dividend income	(406)	(37,715)	(71,946)	(50,115)
Gain on sales of securities-net	(225)	(20,949)	(33,228)	(92,298)
Loss on write-down of securities (Notes 2, 5, 17 and 26)	521	48,488	117,264	36,691
(Gain) loss on disposal or sales of property and equipment-net	0	(5)	(3,586)	340
Impairment loss of long-lived assets (Notes 2, 10, 12 and 23)	94	8,715	37,693	24,005
Impairment loss of goodwill (Notes 2 and 12)	107	9,907	18,568	2,004
Other (income) expense-net (Notes 18, 19 and 24)	(4)	(399)	40,810	3,055
Total other expenses	6,193	575,921	757,086	581,666
Income from Continuing Operations before Income Taxes and Equity in Earnings (Note 20)	1,355	126,040	242,178	398,938
Income Taxes (Notes 2 and 20):
Current	1,135	105,568	135,224	172,495
Deferred	(176)	(16,351)	18,943	57,125
Total	959	89,217	154,167	229,620
Income from Continuing Operations before Equity in Earnings	396	36,823	88,011	169,318
Equity in Earnings of Associated Companies-Net (Notes 2, 6, 17 and 26)	1,414	131,473	120,658	213,290
Income from Continuing Operations before attribution of Noncontrolling Interests (Note 2)	1,810	168,296	208,669	382,608
(Loss) Income from Discontinued Operations-Net (After Income Tax Effect) (Notes 4 and 20)	(9)	(794)	4,030	77,180
Net Income before attribution of Noncontrolling Interests (Note 2)	1,801	167,502	212,699	459,788
Net income attributable to noncontrolling interests	(191)	(17,783)	(35,092)	(49,727)
Net Income attributable to Mitsui & Co., Ltd.	$ 1,610	¥ 149,719	¥ 177,607	¥ 410,061
Basic:
Continuing operations	$ 0.89	¥ 82.48	¥ 95.74	¥ 186.71
Discontinued operations	$ (0.01)	¥ (0.36)	¥ 1.85	¥ 40.49
Total	$ 0.88	¥ 82.12	¥ 97.59	¥ 227.2
Diluted:
Continuing operations	$ 0.89	¥ 82.47	¥ 95.47	¥ 184.76
Discontinued operations	$ (0.01)	¥ (0.36)	¥ 1.85	¥ 40.06
Total	$ 0.88	¥ 82.11	¥ 97.32	¥ 224.82

Statements of Changes in Consolidated Equity (Parenthetical)	12 Months Ended
	Mar. 31, 2010 Common Stock (Note 15)	Mar. 31, 2009 Common Stock (Note 15)	Mar. 31, 2008 Common Stock (Note 15)	Mar. 31, 2010 Unappropriated (Notes 6 and 20) JPY ( ¥)	Mar. 31, 2009 Unappropriated (Notes 6 and 20) JPY ( ¥)	Mar. 31, 2008 Unappropriated (Notes 6 and 20) JPY ( ¥)	Mar. 31, 2010 Treasury Stock, at Cost (Note 15)	Mar. 31, 2009 Treasury Stock, at Cost (Note 15)	Mar. 31, 2008 Treasury Stock, at Cost (Note 15)
Balance at beginning of year, Shares	1,824,928,240	1,820,183,809	1,787,538,428				3,770,220	3,543,891	2,911,367
Purchases of treasury stock, Shares							566,547	849,244	699,909
Common stock issued upon conversion of bonds, Shares	4,225,287	4,744,431	32,645,381
Sales of treasury stock, Shares							5,123	622,915	67,385
Balance at end of year, Shares	1,829,153,527		1,820,183,809				4,331,644		3,543,891
Cash dividends paid to Mitsui & Co. Ltd. shareholders, per share				¥ 7	¥ 48	¥ 40

Statements of Consolidated Cash Flows In Millions	12 Months Ended
	Mar. 31, 2010 USD ( $)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2008 JPY ( ¥)
Operating Activities (Note 27):
Net income before attribution of noncontrolling interests (Note 2)	$ 1,801	¥ 167,502	¥ 212,699	¥ 459,788
Adjustments to reconcile net income before attribution of noncontrolling interests to net cash provided by operating activities:
Loss (income) from discontinued operations-net (after income tax effect)	9	794	(4,030)	(77,180)
Depreciation and amortization	1,473	136,951	139,564	131,758
Pension and severance costs, less payments	168	15,645	2,814	(2,360)
Provision for doubtful receivables	121	11,227	18,013	8,075
Gain on sales of securities-net	(225)	(20,949)	(33,228)	(92,298)
Loss on write-down of securities	521	48,488	117,264	36,691
(Gain) loss on disposal or sales of property and equipment-net	0	(5)	(3,586)	340
Impairment loss of long-lived assets	94	8,715	37,693	24,005
Impairment loss of goodwill	106	9,907	18,568	2,004
Deferred income taxes	(176)	(16,351)	18,943	(1,897)
Equity in earnings of associated companies, less dividends received	(214)	(19,933)	(24,064)	(55,016)
Changes in operating assets and liabilities:
Decrease in trade receivables	937	87,156	838,622	77,983
Decrease (increase) in inventories	850	79,035	63,309	(75,398)
Decrease in trade payables	(275)	(25,616)	(569,861)	(41,954)
(Decrease) increase in accrued expenses	(264)	(24,538)	(62,727)	4,026
Decrease (increase) in advance payments to suppliers	280	26,010	(20,376)	(35,730)
(Decrease) increase in advances from customers	(506)	(47,057)	20,420	51,719
Decrease (increase) in derivative assets	2,007	186,647	(60,576)	(167,166)
(Decrease) increase in derivative liabilities	(664)	(61,718)	(64,833)	106,451
Decrease (increase) in other current assets- income tax receivables	505	46,960	(66,336)	(18,207)
Other-net	202	18,831	(10,370)	73,011
Net cash provided by operating activities of discontinued operations	50	4,659	14,744	7,146
Net cash provided by operating activities	6,800	632,360	582,666	415,791
Investing Activities (Note 27):
Net (increase) decrease in time deposits	(139)	(12,891)	3,344	(6,609)
Investments in and advances to associated companies	(974)	(90,577)	(192,893)	(206,866)
Sales of investments in and collection of advances to associated companies	492	45,728	61,247	309,625
Acquisitions of available-for-sale securities	(210)	(19,558)	(6,035)	(62,641)
Proceeds from sales of available-for-sale securities	189	17,552	16,110	45,650
Proceeds from maturities of available-for-sale securities	173	16,124	5,907	4,509
Proceeds from maturities of held-to-maturity debt securities	20	1,893	69	6,196
Acquisitions of other investments	(314)	(29,234)	(70,188)	(131,539)
Proceeds from sales and maturities of other investments	833	77,485	97,867	51,042
Increase in long-term loan receivables	(894)	(83,114)	(76,427)	(88,040)
Collection of long-term loan receivables	912	84,858	85,695	86,020
Additions to property leased to others and property and equipment	(2,496)	(232,141)	(253,638)	(282,061)
Proceeds from sales of property leased to others and property and equipment	471	43,782	34,570	115,833
Acquisitions of subsidiaries, net of cash acquired			(1,208)	(52,216)
Proceeds from sales of subsidiaries, net of cash held by subsidiaries			4,688	106,319
Net cash used in investing activities	(1,937)	(180,093)	(290,892)	(104,778)
Financing Activities (Note 27):
Net (decrease) increase in short-term debt	(2,284)	(212,413)	41,020	(148,848)
Proceeds from long-term debt	5,304	493,321	365,743	551,247
Repayments of long-term debt	(4,680)	(435,213)	(314,094)	(513,851)
Transactions with noncontrolling interests shareholders	(509)	(47,330)	(14,401)
Purchases of treasury stock-net	0	(31)	(724)	(1,601)
Payments of cash dividends	(137)	(12,779)	(87,318)	(72,076)
Net cash used in financing activities	(2,306)	(214,445)	(9,774)	(185,129)
Effect of Exchange Rate Changes on Cash and Cash Equivalents	170	15,768	(33,455)	(26,652)
Net Increase in Cash and Cash Equivalents	2,727	253,590	248,545	99,232
Cash and Cash Equivalents at Beginning of Year	12,342	1,147,809	899,264	800,032
Cash and Cash Equivalents at End of Year	$ 15,069	¥ 1,401,399	¥ 1,147,809	¥ 899,264

NATURE OF OPERATIONS	12 Months Ended
Mar. 31, 2010
NATURE OF OPERATIONS
1.	NATURE OF OPERATIONS

Mitsui & Co., Ltd. (Mitsui Bussan Kabushiki Kaisha) and subsidiaries (collectively, the “companies”), as sogo shosha or general trading companies, are engaged in business activities, such as trading in various commodities, financing for customers and suppliers relating to such trading activities worldwide, and organizing and coordinating industrial projects through their worldwide business networks.

The companies conduct sales, export, import, offshore trades and manufacture of products in the areas of “Iron & Steel Products,” “Mineral & Metal Resources,” “Machinery & Infrastructure Projects,” “Chemical,” “Energy,” “Foods & Retail,” and “Consumer Service & IT,” while providing general services for retailing, information and communications, technical support, transportation and logistics and financing.

Further, the companies are also engaged in development of natural resources such as oil and gas, and iron and steel raw materials.

In addition to the above, the companies are engaged in strategic business investments in new areas such as information technology, biotechnology and environmental technology.

BASIS OF FINANCIAL STATEMENTS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Mar. 31, 2010
BASIS OF FINANCIAL STATEMENTS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
2.	BASIS OF FINANCIAL STATEMENTS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

I.	BASIS OF FINANCIAL STATEMENTS

The accompanying consolidated financial statements are stated in Japanese yen, the currency of the country in which Mitsui & Co., Ltd. (the “Company”) is incorporated and principally operates. The translation of Japanese yen amounts into U.S. dollar amounts for the year ended March 31, 2010 is included solely for the convenience of readers outside Japan and has been made at the rate of ¥93=U.S.  $1, the approximate rate of exchange at March 31, 2010. The translation should not be construed as a representation that the Japanese yen amounts could be converted into U.S. dollars at the above or any other rate.

The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“U.S. GAAP”). Effect has been given in the consolidated financial statements to adjustments which have not been entered in the companies’ general books of account maintained principally in accordance with accounting practices prevailing in the countries of incorporation. Major adjustments include those relating to accounting for derivative instruments and hedging activities, accounting for certain investments including non-monetary exchange of investments and effects of changes in foreign currency exchange rates on foreign-currency-denominated available-for-sale debt securities, accounting for warrants, accounting for pension costs and severance indemnities, recognition of installment sales on the accrual basis of accounting, accounting for business combinations, accounting for goodwill and other intangible assets, accounting for asset retirement obligations, accounting for consolidation of variable interest entities, accounting for leasing, accounting for stock issuance costs, and accounting for uncertainty in income taxes.

Effective April 1, 2009, the companies adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 105, “Generally Accepted Accounting Principles,” which was formerly Statement of Financial Accounting Standards (“SFAS”) No. 168, and the accompanying consolidated financial statements are presented in accordance with the Codification. The companies have also included some references to superseded U.S. accounting standards for better guidance for users of the consolidated financial statements.

Total trading transactions, as presented in the accompanying Statements of Consolidated Income, are voluntary disclosures, and represent the gross transaction volume or the aggregate nominal value of the sales contracts in which the companies act as a principal and transactions in which the Company and certain subsidiaries serve as an agent. During the year ended March 31, 2010, the companies changed the reporting of total trading transactions for transactions where the Company and certain subsidiaries serve as an agent, and not as a contracting party, from gross amounts, which included transaction volume exchanged between the contracting parties and commissions earned as an agent; to net amounts, which include only commissions. In relation to this change, prior year amounts have been reclassified.

Total trading transactions should not be construed as equivalent to, or a substitute or a proxy for, revenues, or as an indicator of the companies’ operating performance, liquidity or cash flows generated by operating, investing or financing activities. The companies have included the gross transaction volume information because similar Japanese trading companies have generally used it as an industry benchmark. As such, management believes that total trading transactions are a useful supplement to the results of operations information for users of the consolidated financial statements.

II.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Consolidation

The consolidated financial statements include the accounts of the Company, its majority-owned domestic and foreign subsidiaries, the variable interest entities (“VIEs”) where the Company or one of its subsidiaries is a primary beneficiary, and its proportionate share of the assets, liabilities, revenues and expenses of certain of its oil and gas producing, and mining unincorporated joint ventures in which the companies own an undivided interest in the assets, and pursuant to the joint venture agreements, are severally liable for their share of each liability. The VIEs are defined by ASC 810, “Consolidation,” which was formerly FASB Interpretation (“FIN”) No. 46 (revised December 2003). The unincorporated joint ventures proportionately consolidated in accordance with ASC 810-10-45-14, “Consolidation—Proportionate Consolidation,” which was formerly FASB Emerging Issues Task Force Issue (“EITF”) No. 00-1, by the companies include but are not limited to Block 9 J/V (35%), Block 10,11,12,13,10A/11A J/V (20%-40%), Capricorn Coal Development J/V (30%), Dawson J/V (49%), Kestrel J/V (20%), Mt. Goldsworthy Mining Associates J/V (7%), Mt. Newman J/V (7%), Robe River Iron Associates J/V (33%), and WA-28-L J/V (40%).

The difference between the cost of investments in VIEs which are not a business and the equity in the fair value of the net assets at the dates of acquisition is accounted for as an extraordinary gain or loss while the excess of the cost of investments in other subsidiaries that meet the definition of a business over the equity in the fair value of the net assets at the dates of acquisition is accounted for as goodwill.

Certain subsidiaries with a fiscal year-end on or after December 31, but prior to the parent company’s fiscal year-end of March 31, are included on the basis of the subsidiaries’ respective fiscal year-ends.

Foreign currency translation

The assets and liabilities of foreign subsidiaries and associated companies are translated into Japanese yen at the respective year-end exchange rates. All income and expense accounts are translated at average rates of exchange. The resulting translation adjustments are included in accumulated other comprehensive income (loss).

Monetary assets and liabilities denominated in foreign currencies are translated into Japanese yen at year-end exchange rates with the resulting gains and losses recognized in earnings.

Cash equivalents

Cash equivalents are defined as short-term (original maturities of three months or less), highly liquid investments which are readily convertible into cash and have no significant risk of change in value including certificates of deposit, time deposits, financing bills and commercial papers with original maturities of three months or less.

Allowance for doubtful receivables

An impairment loss for a specific loan deemed to be impaired is measured based on the present value of expected cash flows discounted at the loan’s original effective interest rate or the fair value of the collateral if the loan is collateral dependent.

An allowance for doubtful receivables is recorded for all receivables not defined as specific loan based primarily upon the companies’ credit loss experiences and an evaluation of potential losses in the receivables.

Inventories

Inventories, consisting mainly of commodities and materials for resale, are stated at the lower of cost, principally on a specific-identification basis, or market.

Derivative instruments and hedging activities

In accordance with ASC 815, “Derivatives and Hedging,” which was formerly SFAS No. 133, all derivative instruments are recognized and measured at fair value as either assets or liabilities in the Consolidated Balance Sheets. The accounting for changes in the fair value depends on the intended use of the derivative instruments and their resulting hedge designation. On the Consolidated Balance Sheets, the companies offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement.

The companies enter into derivative commodity instruments, such as future, forward, option and swap contracts, as a means of hedging the exposure to changes in the fair value of inventories and unrecognized firm commitments and the exposure to variability in the expected future cash flows from forecasted transactions, principally for non-ferrous metals, crude oil and agricultural products.

Changes in the fair value of derivative commodity instruments, designated and effective as fair value hedges, are recognized in sales of products or cost of products sold as offsets to changes in the fair value of the hedged items. Changes in the fair value of derivative commodity instruments, designated and effective as cash flow hedges, are initially recorded as other comprehensive income and reclassified into earnings as sales of products or cost of products sold when the hedged transactions affect earnings. Changes in the fair value of the ineffective portion are recognized in sales of products or cost of products sold immediately.

Changes in the fair value of derivative commodity instruments, for which hedge requirements are not met under ASC 815, are currently recognized in sales of products or cost of products sold without any offsetting changes in the fair value of the hedged items.

The Company and certain subsidiaries also enter into agreements for derivative commodity instruments as a part of their trading activities. These derivative instruments are marked to market and gains or losses resulting from these contracts are reported in other sales.

Changes in the fair value of all open positions of precious metals traded in terminal (future) markets are recognized in other sales in order to reflect the fair value of commodity trading transactions consisting of inventories, unrecognized firm commitments and derivative commodity instruments as a whole.

The companies enter into derivative financial instruments such as interest rate swap agreements, foreign exchange forward contracts, currency swap agreements, and interest rate and currency swap agreements as a means of hedging their interest rate and foreign exchange exposure.

Changes in the fair value of interest rate swap agreements, designated and effective as fair value hedges for changes in the fair value of fixed-rate financial assets or liabilities attributable to changes in the designated benchmark interest rate, are recognized in interest income and expense as offsets to changes in the fair value of hedged items. Changes in the fair value of interest rate swap agreements, designated and effective as cash flow hedges for changes in the cash flows of floating-rate financial assets or liabilities attributable to changes in the designated benchmark interest rate, are initially recorded in other comprehensive income and reclassified into earnings as interest income and expense when the hedged transactions affect earnings. Changes in the fair value of the ineffective portion are recognized in interest income and expense immediately.

Changes in the fair value of foreign exchange forward contracts and currency swap agreements, designated and effective as cash flow hedges for changes in the cash flows of foreign-currency-denominated assets or liabilities, unrecognized firm commitments and forecasted transactions attributable to changes in the related foreign currency exchange rate, are initially recorded in other comprehensive income and reclassified into earnings as foreign exchange gains or losses when the hedged transactions affect earnings. Changes in the fair value of the ineffective portion are recognized in foreign exchange gains or losses immediately.

Changes in the fair value of interest rate and currency swap agreements, designated and effective as fair value hedges or cash flow hedges for changes in the fair values or cash flows of foreign-currency-denominated assets or liabilities attributable to changes in the designated benchmark interest rate or the related foreign currency exchange rate are recorded as either earnings or other comprehensive income depending on the treatment of foreign currency hedges as fair value hedges or cash flow hedges.

Changes in the fair value of derivative financial instruments, for which hedge requirements are not met under ASC 815, are currently recognized in interest income and expense for interest rate swap agreements and in foreign exchange gains or losses for foreign exchange forward contracts, currency swap agreements and interest rate and currency swap agreements.

The Company and certain subsidiaries also enter into agreements for certain derivative financial instruments as a part of their trading activities. These derivative instruments are marked to market and the related gains or losses are reported in other sales.

The companies use derivative instruments and non-derivative financial instruments in order to reduce the foreign currency exposure in the net investment in a foreign operation. The foreign currency transaction gains or losses on these instruments, designated as and effective as hedging instruments, are deferred and recorded as foreign currency translation adjustments within other comprehensive income to the extent they are effective as hedge. These amounts are only recognized in income upon the complete or partial sale of the related investment or the complete liquidation of the investment.

For the Statements of Consolidated Cash Flows, cash flows from derivative commodity instruments and derivative financial instruments that qualify for hedge accounting are included in the same category as the items being hedged.

Debt and marketable equity securities

The companies classify debt and marketable equity securities, at acquisition, into one of three categories: held-to-maturity, available-for-sale or trading.

Securities are classified as trading securities and carried at fair value only if the companies possess those securities for the purpose of purchase and sale. Unrealized holding gains and losses are included in earnings.

Debt securities are classified as held-to-maturity and measured at amortized cost in the Consolidated Balance Sheets only if the companies have the positive intent and ability to hold those securities to maturity. Premiums and discounts amortized in the period are included in interest income.

Debt and marketable equity securities other than those classified as trading or held-to-maturity securities are classified as available-for-sale securities and carried at fair value with related unrealized holding gains and losses reported in accumulated other comprehensive income (loss) in equity on a net-of-tax basis.

For other than a temporary decline in the value of debt and marketable equity securities below their cost or amortized cost, the investment is reduced to its fair value, which becomes the new cost basis of the investment. The amount of the reduction is reported as a loss for the year in which such determination is made. Various factors, such as the extent by which the cost exceeds the market value, the duration of the market decline, the financial condition and near-term prospects of the issuer, and the intent and ability to retain the investment for a period of time sufficient to allow for any anticipated recovery in market value, are reviewed to judge whether the decline is other than temporary.

The cost of debt and marketable securities sold is determined based on the moving-average cost method.

Non-marketable equity securities

Non-marketable equity securities are carried at cost. When other than a temporary decline in the value of such securities below their cost occurs, the investment is reduced to its fair value and an impairment loss is recognized. Various factors, such as the financial condition and near-term prospects of the issuer, are reviewed to judge whether it is other than temporary.

The cost of non-marketable equity securities sold is determined based on the moving-average cost method.

Investments in associated companies

Investments in associated companies (20% to 50%-owned corporate investees, corporate joint ventures, and less than 20%-owned corporate investees over which the companies have the ability to exercise significant influence) and noncontrolling investments in general partnerships, limited partnerships and limited liability companies are accounted for under the equity method, after appropriate adjustments for intercompany profits and dividends. The differences between the cost of such investments and the companies’ equity in the underlying fair value of the net assets of associated companies at the dates of acquisition are recognized as equity method goodwill.

For other than a temporary decline in the value of investments in associated companies below the carrying amount, the investment is reduced to its fair value and an impairment loss is recognized.

Leasing

The companies are engaged in lease financing consisting of direct financing leases and leveraged leases, and in operating leases of properties. For direct financing leases, unearned income is amortized to income over the lease term at a constant periodic rate of return on the net investment. Income on leveraged leases is recognized over the life of the lease at a constant rate of return on the positive net investment. Initial direct costs are deferred and amortized using the interest method over the lease period. Operating lease income is recognized as other sales over the term of underlying leases on a straight-line basis.

The companies are also lessees of various assets. Rental expenses on operating leases are recognized over the respective lease terms using the straight-line method.

Property and equipment

Property and equipment are stated at cost.

Depreciation of property and equipment (including property leased to others) is computed principally under the declining-balance method for assets located in Japan and under the straight-line method for assets located outside Japan, using rates based upon the estimated useful lives of the related property and equipment. The estimated useful lives for buildings, equipment and fixtures, freight cars, and vessels are primarily 8 to 50 years, 2 to 50 years, 13 to 30 years, and 2 to 15 years, respectively. Mineral rights are amortized over their respective estimated useful lives, which are 9 to 47 years, using the straight-line method or the unit-of-production method.

Leasehold improvements are amortized over the lesser of the useful life of the improvement or the term of the underlying lease.

Significant renewals and additions are capitalized at cost. Maintenance and repairs, and minor renewals and betterments are charged to expense as incurred.

Impairment of long-lived assets

Long-lived assets to be held and used or to be disposed of other than by sale are reviewed, by using undiscounted future cash flows, for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. If the sum of the undiscounted expected future cash flows is less than the carrying amount of the asset, an impairment loss is recognized. Such impairment loss is measured as the amount by which the carrying amount of the asset exceeds its fair value. Long-lived assets to be disposed of by sale are reported at the lower of carrying amount or fair value less cost to sell.

Business combinations

In accordance with ASC 805, “Business Combinations,” which was formerly SFAS No. 141 (revised 2007), the acquisition method of accounting which requires the measurement of the fair value of all of the assets and liabilities of an acquired company, including noncontrolling interests, is used for all business combinations from April 1, 2009. The companies separately recognize and report acquired intangible assets as goodwill or other intangible assets. Any excess of fair value of acquired net assets over cost arising from a business combination is recognized as a gain from a bargain purchase.

Goodwill and other intangible assets

Goodwill is not amortized but tested for impairment annually or more frequently if impairment indicators arise. Identifiable intangible assets with a finite useful life are amortized over their respective estimated useful lives and reviewed for impairment in accordance with ASC 360, “Property, Plant and Equipment, ” which was formerly SFAS No. 144. Any identifiable intangible asset determined to have an indefinite useful life is not amortized, but instead tested for impairment in accordance with ASC 350, “Intangibles-Goodwill and Other, ” which was formerly SFAS No. 142, until its useful life is determined to be no longer indefinite.

Equity method goodwill is reviewed for impairment as part of an other-than-temporary decline in the value of investments in associated companies below the carrying amount in accordance with ASC 323, “Investments-Equity Method and Joint Ventures, ” which was formerly Accounting Principles Board Opinion No. 18.

Intangible assets subject to amortization consist primarily of software, trademarks, customer relationships, sales rights and patents which are amortized over their respective estimated useful lives using the straight-line method. The estimated useful lives for software, trademarks, customer relationships, sales rights and patents are 3 to 5 years, 10 to 30 years, 10 to 24 years, 10 years and 10 to 20 years, respectively. Intangible assets not subject to amortization mainly consist of land rights and trademarks.

Oil and gas producing activities

Oil and gas exploration and development costs are accounted for using the successful efforts method of accounting. The costs of acquiring properties, costs of drilling and equipping exploratory wells, and costs of development wells and related plant and equipment are capitalized, and amortized using the unit-of-production method. Exploratory well costs are expensed, if economically recoverable reserves are not found. Other exploration costs, such as geological and geophysical costs, are expensed as incurred.

In accordance with ASC 360, “Property, Plant and Equipment,” which was formerly SFAS No. 144, proved properties are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value may not be recoverable. If the proved properties are determined to be impaired, an impairment loss is recognized based on the fair value. Unproved properties are assessed annually for impairment in accordance with ASC 932-360-35-11, “Extractive Activities-Property, Plant and Equipment—Subsequent Measurement—Unproved Properties, ” which was formerly SFAS No. 19, with any impairment charged to expense. The companies make a comprehensive evaluation and record impairment of unproved property based on undiscounted future net cash flow approach, as well as taking into consideration various factors, such as remaining mining rights periods, examples of sales and purchases in neighboring areas, drilling results and seismic interpretations.

Mining operations

Mining exploration costs are expensed as incurred until the mining project has been established as commercially viable by a final feasibility study. Once established as commercially viable, costs are capitalized as development costs and are amortized using either the unit-of-production method or straight-line method based on the proven and probable reserves.

In open pit mining operations, it is necessary to remove overburden and other waste materials to access mineral deposits. The costs of removing waste materials are referred to as “stripping costs.” During the development of a mine, before production commences, such costs are generally capitalized as part of the development costs. Removal of waste materials continues during the production stage of the mine. Such post-production stripping costs are variable production costs to be considered as a component of mineral inventory costs and are recognized as a component of costs of products sold in the same period as the related revenues from the sales of the minerals. Depending on the configuration of the mineral deposits, the post-production stripping costs could lead to a lower of cost or market inventory adjustment.

Asset retirement obligations

The companies record the fair value of a liability for an asset retirement obligation in the period in which it is incurred. When the liability is initially recorded, the companies capitalize the related cost by increasing the carrying amount of the long-lived asset. Over time, the liability is accreted to its present value each period, and the capitalized cost is depreciated over the useful life of the related asset.

Pension and severance indemnities plans

The company and certain subsidiaries have defined benefit pension plans and severance indemnities plans covering substantially all employees other than directors. The costs of defined benefit pension plans and severance indemnities plans are accrued based on amounts determined using actuarial methods. The company and certain subsidiaries recognize the overfunded or underfunded status of a defined benefit plan as an asset or a liability in the Consolidated Balance Sheets. In addition, the company and certain subsidiaries have defined contribution pension plans. The costs of defined contribution pension plans are charged to expenses when incurred.

Guarantees

In accordance with ASC 460, “Guarantees,” which was formerly FIN No. 45, the companies recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken for the guarantee.

Revenue recognition

The companies recognize revenues when they are realized or realizable and earned. Revenues are realized or realizable and earned when the companies have persuasive evidence of an arrangement, the goods have been delivered or the services have been rendered to the customer, the sales price is fixed or determinable and collectibility is reasonably assured. In addition to this general policy, the following are specific revenue recognition policies:

Sales of products

Sales of products include the sales of various products as a principal in the transactions, the manufacture and sale of a wide variety of products such as metals, chemicals, foods and general consumer merchandise, the development of natural resources such as coal, iron ore, oil and gas, and the development and sale of real estate. The companies recognize those revenues at the time the delivery conditions agreed with customers are met. These conditions are usually considered to have been met when the goods are received by the customer, the title to the warehouse receipts is transferred, or the implementation testing is duly completed.

For long-term construction contracts such as railroad projects, depending on the nature of the contract, revenues are accounted for by the percentage-of-completion method if estimates of costs to complete and extent of progress toward completion of long-term contracts are reasonably dependable, otherwise the companies use the completed contract method.

The Company and certain subsidiaries enter into buy/sell arrangements, mainly relating to transactions of crude oil and petroleum products. Under buy/sell arrangements, which are entered into primarily to optimize supply or demand requirements, the Company and certain subsidiaries agree to buy (sell) a specific quality and quantity of commodities to be delivered at a specific location and/or time while agreeing to sell (buy) the same quality and quantity of the commodities to be delivered at a different location and/or time to the same counterparty. The buy/sell arrangements are reported on a net basis in the Statements of Consolidated Income.

Sales of services

Sales of services include the revenues from trading margins and commissions related to various trading transactions in which the companies act as a principal or an agent. Specifically, the companies charge a commission for the performance of various services such as logistic and warehouse services, information and communication services, and technical support. For some back-to-back sales and purchase transactions of products, the companies act as a principal and record the net amount of sales and purchase prices as revenues. The companies also facilitate conclusion of the contracts between manufacturers and customers and deliveries for the products between suppliers and customers. Revenues from service related businesses are recorded as revenues when the contracted services are rendered to third-party customers pursuant to the agreements.

Other sales

Other sales principally include the revenues from leasing activities of real estate, rolling stock, ocean transport vessels, equipment and others, the revenues from derivative commodity instruments and derivative financial instruments held for trading purposes, and the revenues from external consumer financing. See accounting policies for leasing and derivative instruments and hedging activities for the revenue recognition policies regarding leasing and derivative transactions, respectively.

Research and development expenses

Research and development costs are charged to expenses when incurred.

Advertising expenses

Advertising costs are charged to expenses when incurred.

Income taxes

Income tax expense is based on reported earnings before income taxes. Deferred income taxes reflect the impact of temporary differences between assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes and tax loss carryforwards. These deferred taxes are measured using the currently enacted tax rates in effect for the year in which the temporary differences or tax loss carryforwards are expected to reverse. Valuation allowances are established when it is more likely than not that some or all of the deferred tax assets will not be realized.

In accordance with ASC 740, “Income Taxes,” which was formerly FIN No. 48, the companies recognize and measure uncertainty in income taxes. Interests and penalties incurred in relation to income taxes are reported in current income taxes in the Statements of Consolidated Income.

Net income per share

Basic net income per share attributable to Mitsui & Co., Ltd. is computed by dividing net income attributable to Mitsui & Co., Ltd. by the weighted-average number of common shares outstanding for the period. Diluted net income per share attributable to Mitsui & Co., Ltd. reflects the potential dilution as a result of issuance of shares upon conversion of the companies’ convertible bonds.

III.	RECLASSIFICATION

Tax effects on investments in associated companies which were formerly included in “Equity in Earnings of Associated Companies—Net (After Income Tax Effect)” are included in “Income Taxes” for the year ended March 31, 2010. At the same time, the line item, “Equity in Earnings of Associated Companies—Net (After Income Tax Effect)” has been changed to “Equity in Earnings of Associated Companies—Net.” Amounts for the years ended March 31, 2008 and 2009 have been reclassified to conform to the current year’s presentation.

The consolidated financial statements have been adjusted due to the adoption of ASC 810-10-65, “Transition Related to FASB Statement No.160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No.51,” which was formerly SFAS No.160.

Other certain reclassifications and format changes have also been made to prior year amounts to conform to the current year presentation.

IV.	NEW ACCOUNTING STANDARDS

FASB Accounting Standards Codification

Effective July 1, 2009, the companies adopted ASC 105, “Generally Accepted Accounting Principles,” which was formerly SFAS No. 168.

ASC 105 establishes the FASB Accounting Standards Codification (the “Codification”) as the single source of authoritative generally accepted accounting principles. Rules and interpretive releases of the U.S. Securities and Exchange Commission (the “SEC”) are also sources of authoritative accounting principles for SEC registrants. The Codification reorganizes existing U.S. accounting standards by topic, and supersedes all existing U.S. accounting standards.

The adoption of this topic had no impact on the companies’ financial position and results of operations.

Fair value measurements

Effective April 1, 2009, the companies adopted ASC 820, “Fair Value Measurements and Disclosures,” which was formerly SFAS No. 157, for nonfinancial assets and nonfinancial liabilities that are not recognized or disclosed at fair value in the financial statements on a recurring basis.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.

Effective April 1, 2009, the companies also adopted the new provisions in ASC 820, which was formerly FASB Staff Position (“FSP”) No. FAS 157-4. These provisions provide guidance for determining whether a market that was formerly active has become inactive and a transaction is not orderly in order to apply the fair value measurement provisions of ASC 820.

Effective October 1, 2009, the companies adopted the new provisions in ASC 820, which the FASB issued as the Accounting Standards Update (“ASU”) 2009-05, “Measuring Liabilities at Fair Value.” These provisions provide guidance for fair value measurement of liabilities.

Effective January 1, 2010, the companies adopted the new provisions in ASC 820, which the FASB issued as ASU 2010-06, “Improving Disclosures about Fair Value Measurements,” for disclosures regarding transfers in and out of Levels 1 and 2. The companies also adopted the new provisions that clarify existing disclosure requirements regarding the level of disaggregation of fair value measurements and inputs and valuation techniques.

The effect of the adoption of this topic on the companies’ financial position and results of operations was immaterial.

Business combinations

Effective April 1, 2009, the companies adopted ASC 805, “Business Combinations,” which was formerly SFAS No. 141 (revised 2007).

ASC 805 establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in the acquiree and the goodwill acquired in the business combination or a gain from a bargain purchase. ASC 805 also requires disclosures to enable users of the financial statements to evaluate the nature and financial effects of the business combination. As a result of the adoption of this topic, the amounts of accumulated impairment losses of goodwill acquired in business combinations are disclosed in Note 12, “GOODWILL AND OTHER INTANGIBLE ASSETS.”

Effective April 1, 2009, the companies also adopted the new provisions in ASC 805-20, “Business Combinations—Identifiable Assets and Liabilities, and Any Noncontrolling Interest,” which require an asset or liability arising from a contingency in a business combination to be recognized at fair value if fair value can be reasonably determined.

The effect of the adoption of this topic on the companies’ financial position and results of operations was immaterial.

Noncontrolling interests in consolidated financial statements

Effective April 1, 2009, the companies adopted ASC 810-10-65, “Consolidation—Transition Related to FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51.”

ASC 810-10-65 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary.

The effect of the adoption of this section on the companies’ financial position and results of operations was immaterial. Also, as a result of the adoption of this section, noncontrolling interests, which were previously referred to as minority interests and classified between liabilities and equity on the Consolidated Balance Sheets, are included as a separate component of total equity. In addition, the way the Statements of Consolidated Income, the Statements of Changes in Consolidated Equity and the Statements of Consolidated Cash Flows are presented is changed. The companies have also retrospectively applied the presentation and disclosure provisions of this section, and have made reclassifications and format changes on the Consolidated Balance Sheets as of March 31, 2009, and the Statements of Consolidated Income, the Statements of Changes in Consolidated Equity, and the Statements of Consolidated Cash Flows for the years ended March 31, 2009 and 2008.

Subsequent events

Effective April 1, 2009, the companies adopted ASC 855, “Subsequent Events,” which was formerly SFAS No. 165.

ASC 855 establishes general accounting and disclosure standards for events and transactions that occur after the balance sheet date but before financial statements are issued or are available to be issued. Entities are required to disclose the date through which subsequent events and transactions were evaluated, as well as whether that date is the date financial statements were issued or the date the financial statements were available to be issued.

The companies also adopted the new provisions in ASC 855, which the FASB issued as ASU2010-09, “Amendments to Certain Recognition and Disclosure Requirements,” for the consolidated financial statements for the year ended March 31, 2010. The provisions exempt SEC filers from disclosing the date through which subsequent events have been evaluated, amend existing disclosure requirements and clarify the scope of the reissuance disclosure requirements.

The adoption of this topic had no impact on the companies’ financial position and results of operations.

Recognition and presentation of other-than-temporary impairments

Effective April 1, 2009, the companies adopted ASC 320-10-65, “Investments-Debt and Equity Securities—Transition Related to FSP FAS 115-2 and FAS 124-2, Recognition and Presentation of Other-Than-Temporary Impairments.”

ASC 320-10-65 requires an entity to recognize the credit component of an other-than-temporary impairment of a debt security in earnings and the noncredit component in other comprehensive income when the entity does not intend to sell the security and it is more likely than not that the entity will not be required to sell the security prior to recovery. This section also expands the disclosure requirements for other-than-temporary impairments on debt and equity securities.

The effect of the adoption of this section on the companies’ financial position and results of operations was immaterial.

Employers’ disclosures about postretirement benefit plan assets

Effective March 31, 2010, the companies adopted the new provisions in ASC 715-20-65, “Compensation-Retirement Benefits—Transition related to FSP FAS 132(R)-1, Employers’ Disclosures about Postretirement Benefit Plan Assets.”

The provisions provide guidance on an employer’s disclosures about plan assets of a defined benefit pension or other postretirement plan, including the disclosure of each class of plan assets at fair value using the fair value hierarchy in ASC 820.

The adoption of these provisions had no impact on the companies’ financial position and results of operations.

Oil and gas reserve estimation and disclosures

Effective March 31, 2010, the companies adopted the new provisions in ASC 932, “Extractive Activities-Oil and Gas,” which the FASB issued as ASU 2010-03, “Oil and Gas Reserve Estimation and Disclosures.”

The provisions expand the definition of oil- and gas-producing activities to include hydrocarbons from non-traditional sources, and amend the definition of proved reserves to use the average, first-day-of-the-month price during the 12-month period before the fiscal year end. The provisions also enhance disclosure requirements in accordance with the SEC’s final rule, “Modernization of the Oil and Gas Reporting Requirements.”

The effect of the adoption of these provisions on the companies’ financial position and results of operations is immaterial.

Multiple-deliverable revenue arrangements

In October 2009, the FASB issued ASU 2009-13, “Multiple-Deliverable Revenue Arrangements.”

ASU 2009-13 amends the provisions in ASC 605-25, “Revenue Recognition—Multiple-Element Arrangements,” for treating multiple deliverables in a revenue arrangement as separate units of accounting, and permits using a best estimate of selling price in allocating arrangement consideration to each deliverable if neither vendor-specific objective evidence nor third-party evidence is available. The provisions also expand the disclosure requirements for such arrangements.

The provisions are effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. The effect of the adoption of these provisions on the companies’ financial position and results of operations is not currently known and cannot be reasonably estimated until further analysis is completed.

Revenue arrangements with software elements

In October 2009, the FASB issued ASU 2009-14, “Certain Revenue Arrangements That Include Software Elements.”

ASU 2009-14 amends the provisions in ASC 985-605, “Software—Revenue Recognition,” clarifies the scope of the software revenue guidance for revenue arrangements that include both tangible products and software elements, and provide guidance on allocating revenue for such arrangements.

The provisions are effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. The effect of the adoption of these provisions on the companies’ financial position and results of operations is not currently known and cannot be reasonably estimated until further analysis is completed.

Transfers of financial assets

In December 2009, the FASB issued ASU 2009-16, “Accounting for Transfers of Financial Assets,” which was formerly SFAS No. 166.

ASU 2009-16 amends the provisions in ASC 860, “Transfers and Servicing,” eliminates the concept of a qualifying special-purpose entity and changes the derecognition requirements of financial assets. The new provisions also enhance disclosure requirements for transfers of financial assets and a transferor’s continuing involvement with transferred financial assets.

The provisions are effective for fiscal years beginning after November 15, 2009 and interim periods within those fiscal years. The effect of the adoption of these provisions on the companies’ financial position and results of operations is not currently known and cannot be reasonably estimated until further analysis is completed.

Variable interest entities

In December 2009 and February 2010, the FASB issued ASU 2009-17, “Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” which was formerly SFAS No. 167, and ASU 2010-10, “Amendments for Certain Investment Funds,” respectively.

ASU 2009-17 amends the provisions in ASC 810, “Consolidation,” to require an entity to determine the need for consolidating a VIE based on qualitative analysis, including whether the entity has the power to direct the activities of the VIE that most significantly impact the entity’s economic performance, and to assess such needs on an ongoing basis. ASU 2010-10 indefinitely defers the application of provisions amended by ASU 2009-17 for interests in certain investment funds and similar entities.

The provisions are effective for fiscal years beginning after November 15, 2009 and interim periods within those fiscal years. The effect of the adoption of these provisions on the companies’ financial position and results of operations is not currently known and cannot be reasonably estimated until further analysis is completed.

V.	USE OF ESTIMATES IN THE PREPARATION OF THE CONSOLIDATED FINANCIAL STATEMENTS

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

BUSINESS COMBINATIONS	12 Months Ended
Mar. 31, 2010
BUSINESS COMBINATIONS
3.	BUSINESS COMBINATIONS

For the year ended March 31, 2010

The business combinations, which were completed during the year ended March 31, 2010, were immaterial. After the reporting period but before the financial statements are issued, the following business combination occurred.

On December 24, 2009, the Company entered into a definitive agreement with Gas Natural SDG, S.A. to acquire 100% of its outstanding shares of a portfolio of companies holding five gas-fired combined cycle power stations in Mexico, as well as relevant companies including a pipeline company through a holding company, MT Falcon Holdings Company S.A.P.I. de C.V., a 70% owned subsidiary of the Company, with Tokyo Gas Co., Ltd. This acquisition for ¥112,324 million (U.S.  $1,241 million) was closed on June 2, 2010. The Company intends to enhance its portfolio of power generating assets through this acquisition.

Further information related to the accounting for this business combination has not been disclosed because the initial accounting for this acquisition has not been completed as of the issuance date of the consolidated financial statements.

For the year ended March 31, 2009

The following is the primary business combination, which was completed during the year ended March 31, 2009.

Moeco Thai Oil Development Co., Ltd.

Mitsui Oil & Exploration Co., Ltd. (“MOECO”), a 53.0%* owned subsidiary of the Company, agreed with the Ministry of Economy, Trade and Industry of Japan to acquire additional 50% of ownership interests in Moeco Thai Oil Development Co., Ltd. (“MOT”) for ¥9,000 million on June 30, 2008 as a result of the successful bid at general public bidding on June 13, 2008. The book value of the MOT was ¥3,026 million before this additional acquirement. After satisfying the closing conditions, MOECO completed the acquisition process on July 15, 2008. Since the MOECO’s ownership of voting shares of MOT increased to 80%, MOT became a subsidiary of MOECO, which had been previously accounted for under the equity method. Subsequently, MOECO agreed with Toyo Engineering Corporation, a 22.8%* owned associated company of the Company accounted for under the equity method, to sell 10% of ownership interests in MOT on August 11, 2008. MOECO completed the sale of the interests on September 25, 2008 and the MOECO’s ownership of voting shares of MOT decreased to 70%. MOECO previously owned 30% of the MOT, the acquisition was accounted for as a step- acquisition. The purchase price was allocated based on 50% of the estimated fair value of the net assets acquired, including intangible assets acquired.

MOT is engaged in natural gas and condensate exploration, development and production projects in Thailand. MOT has 5% interest in the Block B12/27 in the Gulf of Thailand and is carrying out the stable production in the Pailin Field within the concession area. The Company positions its energy businesses as a significant strategic business sector and continues to strengthen its revenue base by acquiring new oil and natural gas assets and replacing its reserves in wider areas including Southeast Asia in addition to the Middle East, Sakhalin and Oceania areas. This acquisition of MOT is consistent with the Company’s core strategy.

The purchase price was determined based on the expected future cash flows MOT will generate. The consolidated financial statements for the year ended March 31, 2009 include the operating results of MOT as a subsidiary from the date of acquisition.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition:

Millions of Yen
Current assets	¥8,544
Property and equipment	10,379
Intangible assets	486

Total assets acquired	19,409

Current liabilities	(2,292)
Long-term liabilities	(3,083)
Minority interest	(2,008)

Total liabilities assumed and minority interest	(7,383)

Net assets acquired	¥12,026

Pro forma results of operations for the above business combination have not been presented because the effects were not material to the consolidated financial statements.

*	As of March 31, 2010, MOECO was a 69.9% owned subsidiary of the Company. This increase of voting interest was due to additional acquisition of its shares for the year ended March 31, 2010. Toyo Engineering Corporation was a 23.0% owned associated company of the Company accounted for under the equity method.

For the year ended March 31, 2008

The following are the primary business combinations, which were completed during the year ended March 31, 2008.

Steel Technologies Inc.

On February 28, 2007, Mitsui & Co. (U.S.A), Inc. (“Mitsui USA”), a wholly owned subsidiary of the Company, agreed with Steel Technologies Inc. (“Steel Tech”) to acquire all the outstanding shares of Steel Tech. After obtaining the approval of its shareholders in a special shareholders meeting on May 30, 2007 and all the necessary regulatory approvals, Mitsui USA closed the acquisition process on June 1, 2007. The total amount paid for the acquisition was ¥47,946 million (U.S.  $394 million). The carrying value of the companies’ equity investment in Mi-Tech Steel Inc. (a J/V with Steel Tech, which later merged into Steel Tech in March 2008) immediately before the acquisition was ¥3,316 million (U.S.  $27 million). Steel Tech operates 25 steel processing facilities, including its joint venture operations, throughout the United States, Canada and Mexico, delivering processing capabilities and value-added services to customers in a variety of industries by leveraging its broad geographic network facilities.

Creation of higher value-added marketing and logistics services in the steel business is one of the companies’ core strategies and the companies are actively investing resources in this area. Through this acquisition, the companies obtain an important business platform in North America. Using it as the base for steel product value chain management in the United States, the companies aim to strengthen the business foundation in the steel product industries in the Americas segment. This acquisition is consistent with the companies’ core strategy.

The consolidated financial statements for the year ended March 31, 2008 include the operating results of Steel Tech as a subsidiary from the closing date of the acquisition.

The purchase price was determined based on the expected future cash flows Steel Tech will generate. The excess of the purchase price over the fair value of net assets of Steel Tech was recorded as goodwill. The primary factors that contributed to the determination of the purchase price that caused the recognition of goodwill include the following: (1) the Steel Tech's broad geographic network facilities in North America and ability to provide value-added services, (2) the synergies that might be achieved with the companies' marketing and logistics services in the steel business.

In connection with this acquisition, ¥4,236 million, ¥1,379 million and ¥8,289 million were assigned to intangible assets subject to amortization, intangible assets not subject to amortization, and goodwill, respectively. The intangible assets subject to amortization consist primarily of customer relationship of ¥3,516 million with an amortization period of 24 years. The goodwill is non-deductible for tax purpose and has been assigned to the Americas Segment.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition:

Millions of Yen
Current assets	¥52,749
Property and equipment	26,239
Intangible assets	13,904
Investments and other assets	7,960

Total assets acquired	100,852

Current liabilities	(39,766)
Long-term liabilities	(9,357)
Minority interest	(467)

Total liabilities assumed and minority interest	(49,590)

Net assets acquired	¥51,262

Pro forma results of operations for the above business combination have not been presented because the effects were not material to the consolidated financial statements.

Affiliated Financial Corporation and BayQuest Capital Corporation

On April 27, 2007, Mitsui USA, a wholly owned subsidiary of the Company, agreed with the owner group of Affiliated Financial Corporation and BayQuest Capital Corporation (collectively “AFC”) to acquire 87.5% of the outstanding shares of AFC for ¥7,221 million (U.S.  $63 million). After the closing conditions were met, Mitsui USA completed the acquisition on September 21, 2007. In the acquisition process, the owner group had Affiliated Financial Corporation and BayQuest Capital Corporation merge into newly formed LLCs, AFC LLC and BCC LLC, respectively; then Mitsui USA, through AFC HoldCo, LLC, a newly formed holding entity owned by Mitsui USA, acquired both AFC LLC and BCC LLC in exchange for cash and 12.5% of the LLC interest in AFC HoldCo, LLC on September 21, 2007. On the same day, BCC LLC was merged into AFC LLC, the surviving entity. After the series of transactions, Mitsui USA holds an 87.5% interest in AFC HoldCo, LLC.

AFC purchases, sells, securitizes and services retail automobile installment contracts originated by franchised and selected independent dealers in approximately 40 states in the United States. Through its loan purchases, AFC serves as a source of financing for more than 4,000 dealerships, providing financing to consumers indirectly.

The companies have considerable experience in automobile-related businesses worldwide, including logistics, assembly, distribution, dealerships, automotive parts and retail financing. This acquisition is intended to enhance the companies’ automobile value chain in the United States and is consistent with the companies’ core strategy.

The consolidated financial statements for the year ended March 31, 2008 include the operating results of AFC as a subsidiary from the closing date of the acquisition.

The purchase price was determined based on the expected future cash flows AFC will generate. The excess of the purchase price over the fair value of net assets of AFC was recorded as goodwill. The primary factors that contributed to the determination of the purchase price that caused the recognition of goodwill were following: (1) the AFC’s network and experience in the automobile financing business in the United States, (2) the synergies that might be achieved with the companies’ automobile value chain in the United States.

In connection with this acquisition, ¥277 million and ¥6,695 million were assigned to intangible asset subject to amortization and goodwill, respectively. The intangible asset subject to amortization consists of a non-compete agreement with an amortization period of 8 years. The goodwill is deductible for tax purpose and has been assigned to the Americas Segment.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition:

Millions of Yen
Current assets	¥3,105
Property and equipment	151
Intangible assets	6,972
Investments and other assets	6,403

Total assets acquired	16,631

Current liabilities	(2,064)
Long-term liabilities	(6,338)
Minority interest	(1,008)

Total liabilities assumed and minority interest	(9,410)

Net assets acquired	¥7,221

Pro forma results of operations for the above business combination have not been presented because the effects were not material to the consolidated financial statements.

DISCONTINUED OPERATIONS	12 Months Ended
Mar. 31, 2010
DISCONTINUED OPERATIONS
4.	DISCONTINUED OPERATIONS

The companies present the results of discontinued operations (including operations of a subsidiary that either has been disposed of or is classified as held for sale) as a separate line item in the Statements of Consolidated Income under (loss) income from discontinued operations—net (after income tax effect). The figures of the Statements of Consolidated Income and the Statements of Consolidated Cash Flows for the prior years related to the discontinued operations have been reclassified to conform to the current year presentation.

The carrying amounts of assets and liabilities of a disposal group classified as held for sale were immaterial for the years ended March 31, 2010 and 2009.

The results of discontinued operations were immaterial for the year ended March 31, 2009.

Summarized selected financial information and amounts attributable to Mitsui & Co., Ltd. for the years ended March 31, 2010, 2009 and 2008 for the discontinued operations reclassified during the year ended March 31, 2010 were as follows:

	Millions of Yen
	Oil and gas interests held by MitEnergy	Other subsidiaries	Total
Year ended March 31, 2010:
Revenues	¥11,771	¥1,080	¥12,851

Income from discontinued operations before income taxes	¥166	¥35	¥201
(Loss) gain on disposal-net	(1,971)	156	(1,815)
Income tax benefit (expense)	835	(15)	820

(Loss) income from discontinued operations—net	¥(970)	¥176	¥(794)

Year ended March 31, 2009:
Revenues	¥27,321	¥3,115	¥30,436

Income (loss) from discontinued operations before income taxes	¥6,225	¥(1,096)	¥5,129
Income tax (expense) benefit	(1,884)	785	(1,099)

Income (loss) from discontinued operations—net	¥4,341	¥(311)	¥4,030

Year ended March 31, 2008:
Revenues	¥18,767	¥4,999	¥23,766

Income (loss) from discontinued operations before income taxes	¥3,153	¥(87)	¥3,066
Income tax expense	(608)	(31)	(639)

Income (loss) from discontinued operations—net	¥2,545	¥(118)	¥2,427

	Millions of Yen
	2010	2009	2008
Amounts attributable to Mitsui & Co., Ltd.
Income from continuing operations	¥150,376	¥174,237	¥336,983
(Loss) income from discontinued operations—net (after income tax effect)	(657)	3,370	73,078

Net income	¥149,719	¥177,607	¥410,061

The primary discontinued operations for the year ended March 31, 2010 were as follows:

Oil and Gas interests held by MitEnergy

MitEnergy Upstream LLC (“MitEnergy”), a subsidiary partially reported in both the Energy and Americas Segments, had been engaged in the oil and gas exploration, development and production business (“E&P Business”) mainly in the Gulf of Mexico of the United States. After the careful scrutiny of the Company’s E&P Business strategy in North America, MitEnergy divested all of its Gulf of Mexico oil and gas assets to a third party during the year ended March 31, 2010.

Other subsidiaries

This category consists of some individually immaterial subsidiaries engaged in operations such as apparel sale, consumer products related to daily life sale, venture investment fund, and membership rewards program.

Summarized selected financial information for the years ended March 31, 2008 for the discontinued operations reclassified during the year ended March 31, 2008 was as follows:

	Millions of Yen
	Sesa Goa	Oil and gas producing interests held by Wandoo Petroleum	Other subsidiaries	Total
Year ended March 31, 2008:
Revenues	—	¥2,358	¥4,407	¥6,765

(Loss) income from discontinued operations before income taxes	¥(387)	¥1,421	¥5,867	¥6,901
Gain on disposal-net	93,949	20,205	2,511	116,665
Income tax expense	(38,355)	(8,286)	(2,172)	(48,813)

Income from discontinued operations—net	¥55,207	¥13,340	¥6,206	¥74,753

The primary discontinued operations for the year ended March 31, 2008 were as follows:

Sesa Goa

Sesa Goa Limited, a subsidiary reported in the Mineral & Metal Resources Segment, had been engaged in the iron ore production business in India. In optimizing its business portfolio, the Company decided it best to sell this business during the year ended March 31, 2008, and Earlyguard Limited, a wholly owned subsidiary of the Company, sold all shares in Finsider International Company Limited, which owned 51% of the issued shares of Sesa Goa Limited.

Oil and gas producing interests held by Wandoo Petroleum

Wandoo Petroleum Pty Ltd. (“Wandoo”), a subsidiary partially reported in both the Energy and Asia Pacific Segments, had been engaged in the oil and gas development and production business in Australia. After the careful scrutiny of the booming oil and gas prices and the production situation by the operator, the Company decided it best to sell this business, and disposed of by sale all interests of producing assets of Wandoo during the year ended March 31, 2008.

Other subsidiaries

This category consists of some individually immaterial subsidiaries engaged in operations such as custom home sale, aircraft leasing, and lease related to Chinese trading business.

MARKETABLE SECURITIES AND OTHER INVESTMENTS	12 Months Ended
Mar. 31, 2010
MARKETABLE SECURITIES AND OTHER INVESTMENTS
5.	MARKETABLE SECURITIES AND OTHER INVESTMENTS

Debt and marketable equity securities

At March 31, 2010 and 2009, the fair value and gross unrealized holding gains and losses on available-for-sale securities and the amortized cost, fair value and gross unrealized holding gains and losses on held-to-maturity debt securities were as follows:

	Millions of Yen
			Unrealized holding gains (losses)
	Cost	Fair value	Gains	Losses	Net
March 31, 2010:
Available-for-sale:
Marketable equity securities (Japan)	¥212,367	¥416,844	¥204,612	¥(135)	¥204,477
Marketable equity securities (Non-Japan)	27,212	58,337	32,611	(1,486)	31,125
Preferred stock that must be redeemed	78,940	74,595	271	(4,616)	(4,345)
Government bonds	8,024	8,036	12	—	12
Other securities	1,891	1,891	0	—	0

March 31, 2009:
Available-for-sale:
Marketable equity securities		¥398,676	¥167,256	¥(20,780)	¥146,476
Debt securities, consisting principally of preferred stock that must be redeemed and convertible debt		86,788	19	(16,001)	(15,982)

	Millions of Yen
			Unrealized holding gains (losses)
	Amortized cost	Fair value	Gains	Losses	Net
March 31, 2010:
Held-to-maturity debt securities	¥117	¥117	¥0	—	¥0

March 31, 2009:
Held-to-maturity debt securities, consisting principally of preferred stock that must be redeemed	¥2,656	¥2,656	¥0	—	¥0

At March 31, 2009, the carrying amounts of available-for-sale securities, with original maturities of three months or less, included in cash and cash equivalents in the Consolidated Balance Sheets were ¥1,498 million. The companies did not hold such securities or investments at March 31, 2010.

At March 31, 2010 and 2009, the fair value and gross unrealized holding losses on available-for-sale securities, aggregated by investment category and length of time that individual securities have been in continuous unrealized loss positions, were as follows:

	Millions of Yen
	Less than 12 months		12 months or more
	Fair value	Unrealized holding losses	Fair value	Unrealized holding losses
March 31, 2010:
Available-for-sale:
Marketable equity securities	¥27,896	¥(1,621)	—	—
Debt securities, consisting principally of preferred stock that must be redeemed	—	—	¥73,440	¥(4,616)

Total	¥27,896	¥(1,621)	¥73,440	¥(4,616)

March 31, 2009:
Available-for-sale:
Marketable equity securities	¥71,166	¥(20,780)	—	—
Debt securities, consisting principally of preferred stock that must be redeemed	63,033	(16,001)	—	—

Total	¥134,199	¥(36,781)	—	—

The companies’ investments in available-for-sale securities in an unrealized holding loss position consisted primarily of marketable equity securities and preferred stock that must be redeemed (approximately 45 issuers). The severity of decline in fair value less than cost was 3% to 20%. The unrealized losses on marketable securities were due principally to a temporary decline in the stock market and the duration of the impairment was less than nine months. The companies evaluated the near-term prospects of the issuer in relation to the severity and duration of impairment. Based on that evaluation and the companies’ ability and intent to hold these investments for a reasonable period of time sufficient for a forecasted recovery of fair value, the companies did not consider these investments to be other-than-temporarily impaired at March 31, 2010.

The unrealized losses on preferred stock that must be redeemed were due to a devaluation of foreign currencies against the yen in the foreign exchange market. The companies evaluated the prospects of the foreign exchange market for the period of maturity of the stock. Based on that evaluation, the companies did not consider these investments to be other-than-temporarily impaired at March 31, 2010.

For the years ended March 31, 2010, 2009 and 2008, losses of ¥17,100 million, ¥79,264 million and ¥28,100 million, respectively, were recognized on write-downs of available-for-sale securities to reflect the decline in market value considered to be other than temporary.

The portion of net trading gains and losses for the year that relates to trading securities still held at March 31, 2010, 2009 and 2008 were as follows:

	Millions of Yen
	2010	2009	2008
Net trading losses	¥(10)	¥(41)	¥(18)

The proceeds from sales of available-for-sale securities and the gross realized gains and losses on those sales for the years ended March 31, 2010, 2009 and 2008 are shown below:

	Millions of Yen
	2010	2009	2008
Proceeds from sales	¥17,552	¥15,880	¥42,914

Gross realized gains	¥6,646	¥5,174	¥28,776
Gross realized losses	(258)	(390)	(276)

Net realized gains	¥6,388	¥4,784	¥28,500

Debt securities classified as available-for-sale and held-to-maturity at March 31, 2010 mature as follows:

	Millions of Yen
	Available-for-sale		Held-to-maturity
	Amortized cost	Aggregate fair value	Amortized cost	Aggregate fair value
Contractual maturities:
Within 1 year	¥4,229	¥4,327	¥10	¥10
After 1 year through 5 years	67,600	63,682	106	106
After 5 years through 10 years	17,026	16,513	1	1
After 10 years	—	—	—	—

Total	¥88,855	¥84,522	¥117	¥117

The actual maturities may differ from the contractual maturities shown above because certain issuers may have the right to redeem debt securities before their maturity.

Investments other than debt and marketable equity securities

Investments other than investments in debt and marketable equity securities consisted primarily of non-marketable equity securities and non-current time deposits and amounted to ¥482,930 million and ¥550,809 million at March 31, 2010 and 2009, respectively. The estimation of the corresponding fair values at those dates was not practicable, as the fair value for all the individual non-marketable securities held by the companies was not readily determinable at each balance sheet date.

Investments in non-marketable equity securities are carried at cost; however, if the fair value of an investment has declined and such decline is judged to be other than temporary, the investment is written down to its estimated fair value. Losses on write-downs of these investment securities recognized to reflect the declines in fair value considered to be other than temporary were ¥31,388 million, ¥37,687 million and ¥8,695 million for the years ended March 31, 2010, 2009 and 2008, respectively.

The aggregate carrying amount of the companies’ non-marketable equity securities accounted for under the cost method totaled ¥434,194 million and ¥499,924 million at March 31, 2010 and 2009, respectively. Investments with an aggregate carrying amount of ¥408,508 million at March 31, 2010 and ¥444,738 million at March 31, 2009, were not evaluated for impairment because the companies did not identify any events or changes in circumstances that may have had a significant adverse effect on the fair value of those investments and the companies determined that it is not practicable to estimate the fair value of those investments in accordance with the requirements of ASC 825-10-50, “Disclosures about Fair Value of Financial Instruments,” which was formerly Statement of Financial Accounting Standards (“SFAS”) No.107.

INVESTMENTS IN AND ADVANCES TO ASSOCIATED COMPANIES	12 Months Ended
Mar. 31, 2010
INVESTMENTS IN AND ADVANCES TO ASSOCIATED COMPANIES
6.	INVESTMENTS IN AND ADVANCES TO ASSOCIATED COMPANIES

Investments in associated companies (investees owned 20% to 50%, corporate joint ventures and other investees over which the companies have the ability to exercise significant influence) are accounted for under the equity method. In addition, noncontrolling investments in general partnerships, limited partnerships and limited liability companies are also accounted for under the equity method. Such investments include, but are not limited to, the companies’ investments in Valepar S.A. (18.24%), Japan Australia LNG (MIMI) Pty. Ltd. (50.00%), JA Mitsui Leasing, Ltd. (33.40%), Sims Metal Management Limited (17.76%), P.T. Paiton Energy (36.32%), IPM EAGLE LLP (30.00%), and Penske Automotive Group, Inc. (16.89%).

The investment in Valepar S.A. is accounted for under the equity method because of the Company’s ability to exercise significant influence over operating and financial policies primarily through the board representation and power of veto over significant operating and financial decisions through the board of directors. As the sole operating company among the shareholders, which consist primarily of pension funds and financial institutions, the Company utilizes its experience and expertise in operating businesses and substantively participates in the decision-making processes.

The investment in Sims Metal Management Limited is accounted for under the equity method because the companies are the largest and sole shareholder to have board designation right and the top up right, which enable the companies to increase their share in the event of dilution so that the companies are able to retain proportionate share after the dilutive event, and the companies have ability to exercise significant influence over operating and financial policies primarily through the board representation and the membership in various advisory committees to the board, such as the Finance and Investment Committee.

The companies are the second largest shareholder group of Penske Automotive Group, Inc. (“PAG”) and entered into a shareholders agreement with the largest shareholder group owning approximately 40% of its voting shares. Based on a reciprocal voting provision set forth in the agreement for any shareholder election of the directors of PAG, the companies and the largest shareholder group constitute a "group" within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and jointly participate in the management of PAG. The investment in PAG is accounted for under the equity method because of the companies' ability to exercise significant influence over operating and financial policies primarily through the board representation by a director and executive vice president dispatched from the companies. PAG is utilizing the companies' global network to develop its business activities outside the United States and, as part of the process, the companies substantively participate in the decision-making processes.

Associated companies are engaged primarily in the development of natural resources, power generation businesses outside Japan and the distribution of various products. The major geographic areas of such entities are the Americas, Europe, Asia and Oceania.

Investments in and advances to associated companies at March 31, 2010 and 2009 consisted of the following:

	Millions of Yen
	2010	2009
Investments in capital stock	¥1,227,795	¥1,115,804
Advances	175,261	159,686

Total	¥1,403,056	¥1,275,490

The carrying value of the investments in associated companies exceeded the companies’ equity in the underlying net assets of such associated companies by ¥123,223 million and ¥ 134,170 million at March 31, 2010 and 2009, respectively. The excess is attributed first to certain fair value adjustments on a net-of-tax basis at the time of the initial and subsequent investments in those companies with the remaining portion considered as equity method goodwill. The fair value adjustments are generally attributed to property and equipment which consist primarily of mineral rights amortized over their respective estimated useful lives, principally 3 to 47 years, using either the straight-line or the unit-of-production method.

Investments in common stock of publicly traded associated companies include marketable equity securities carried at ¥186,809 million and ¥189,588 million at March 31, 2010 and 2009, respectively. Corresponding aggregate quoted market values were ¥ 225,091 million and ¥179,217 million, respectively.

Summarized financial information for associated companies at March 31, 2010 and 2009 and for the years ended March 31, 2010, 2009 and 2008 were as follows:

	Millions of Yen
	2010	2009
Current assets	¥6,576,064	¥7,011,843
Property and equipment—net of accumulated depreciation	9,168,375	7,747,955
Other assets	2,782,559	2,376,812

Total assets	¥18,526,998	¥17,136,610

Current liabilities	¥4,035,355	¥4,054,649
Long-term liabilities	6,327,492	6,123,570
Associated companies’ shareholders’ equity	4,461,376	3,922,868
Non-controlling interests	3,702,775	3,035,523

Total liabilities and shareholders’ equity	¥18,526,998	¥17,136,610

The companies’ equity in the net assets of associated companies	¥1,104,572	¥981,634

	Millions of Yen
	2010	2009	2008
Revenues	¥9,541,949	¥11,969,061	¥13,127,701
Gross profit	2,512,033	3,656,921	3,758,668
Net income attributable to associated companies	648,981	864,418	1,065,804

Note:	The Company has corrected presentation of the disclosure of net income attributable to associated companies for the years ended March 31, 2009 and 2008, from ¥621,013 million to ¥864,418 million, from ¥1,065,978 million to ¥1,065,804 million, respectively. This correction had had no impact on financial position and results of operations of the Company as previously reported.

The companies’ revenues and purchases from associated companies included in cost of revenues during the years ended March 31, 2010, 2009 and 2008 were as follows:

	Millions of Yen
	2010	2009	2008
Revenues	¥56,106	¥85,373	¥77,840
Purchases	254,873	327,417	323,664

Note:	The figures for the years ended March 31, 2009 and 2008 related to discontinued operations have been reclassified.

Dividends received from associated companies for the years ended March 31, 2010, 2009 and 2008 amounted to ¥111,540 million, ¥96,594 million and ¥99,252 million, respectively.

Consolidated unappropriated retained earnings at March 31, 2010 and 2009 included the companies’ equity in net undistributed earnings of associated companies in the amount of ¥352,468 million and ¥352,703 million, respectively.

ALLOWANCE FOR DOUBTFUL RECEIVABLES	12 Months Ended
Mar. 31, 2010
ALLOWANCE FOR DOUBTFUL RECEIVABLES
7.	ALLOWANCE FOR DOUBTFUL RECEIVABLES

An analysis of the change in the allowance for doubtful receivables is as follows:

	Millions of Yen
	Current	Non-current	Total
Year ended March 31, 2010:
Balance at beginning of year	¥18,165	¥51,883	¥70,048
Credits charged off	(5,205)	(10,758)	(15,963)
Provision for doubtful receivables	6,171	5,056	11,227
Others	(708)	2,291	1,583

Balance at end of year	¥18,423	¥48,472	¥66,895

Year ended March 31, 2009:
Balance at beginning of year	¥23,289	¥58,957	¥82,246
Credits charged off	(5,658)	(16,220)	(21,878)
Provision for doubtful receivables	4,695	13,318	18,013
Others	(4,161)	(4,172)	(8,333)

Balance at end of year	¥18,165	¥51,883	¥70,048

Year ended March 31, 2008:
Balance at beginning of year	¥29,824	¥69,775	¥99,599
Credits charged off	(10,676)	(13,010)	(23,686)
Provision for doubtful receivables	4,041	4,034	8,075
Others	100	(1,842)	(1,742)

Balance at end of year	¥23,289	¥58,957	¥82,246

Note:	“Others” principally includes the effect of deconsolidation of subsidiaries, reclassification to discontinued operations, transfer from other accounts and the effect of changes in foreign exchange rates.

The recorded investment in impaired loans, as defined in ASC310 “Receivables” and the allowance for doubtful receivables related to such loans at March 31, 2010 and 2009 were as follows:

	Millions of Yen
	2010		2009
	Impaired loans	Allowance for doubtful receivables	Impaired loans	Allowance for doubtful receivables
Impaired loans with an allowance for doubtful receivables	¥83,079	¥49,559	¥76,021	¥57,468
Impaired loans without an allowance for doubtful receivables	4,489	—	7,040	—

Total	¥87,568	¥49,559	¥83,061	¥57,468

The average investment in impaired loans and interest income on impaired loans for the years ended March 31, 2010, 2009 and 2008 were as follows:

	Millions of Yen
	2010	2009	2008
Average investment in impaired loans	¥85,314	¥96,321	¥105,619
Interest income recognized on impaired loans	391	372	1,040

Interest income on impaired loans has been recognized mainly using the cash-basis method of accounting during the period that the loans were impaired.

LEASES	12 Months Ended
Mar. 31, 2010
LEASES
8.	LEASES

Lessor

The companies lease real estate, rolling stock, ocean transport vessels, aircraft, equipment and others.

Certain leases of rolling stock, aircraft, ocean transport vessels, equipment, real estate and others are classified as direct financing leases or leveraged leases, and the net investments are included as part of trade receivables—accounts and non-current receivables, less unearned interest in the accompanying Consolidated Balance Sheets. The companies have no general obligation for principal and interest on notes and other instruments related to third-party participation in leveraged leases. Such notes and other instruments have not been included in liabilities but have been offset against the related lease receivables. The residual values represent the estimate of the values of the leased assets at the end of the lease contracts and are initially recorded based on appraisals and estimates. Realization of the residual values is dependent on the companies’ future ability to sell the related assets under then prevailing market conditions.

Other leases are classified as operating leases and the related assets are presented as property leased to others—at cost, less accumulated depreciation in the accompanying Consolidated Balance Sheets.

The following comprises the components of the net investment in direct financing leases as of March 31, 2010 and 2009:

	Millions of Yen
	2010	2009
Total minimum lease payments to be received	¥112,440	¥103,074
Estimated unguaranteed residual value of leased assets	10,175	12,487
Less unearned income	(39,850)	(38,317)

Net investment in direct financing leases	¥82,765	¥77,244

The following is a schedule by years of future minimum lease payments to be received from direct financing leases as of March 31, 2010:

Millions of Yen
Year ending March 31:
2011	¥15,808
2012	14,798
2013	16,525
2014	14,733
2015	11,272
Thereafter	39,304

Total	¥112,440

The following represents the components of the net investment in leveraged leases as of March 31, 2010 and 2009:

	Millions of Yen
	2010	2009
Total minimum lease payments to be received (net of principal and interest on third-party nonrecourse debt)	¥3,667	¥3,912
Estimated unguaranteed residual value of leased assets	4,391	4,637
Less unearned income	(1,903)	(2,024)

Investment in leveraged leases	6,155	6,525
Less deferred tax liabilities arising from leveraged leases	(6,147)	(6,808)

Net investment in leveraged leases	¥8	¥(283)

The following provides an analysis of the companies’ investment in property leased to others on operating leases by classes as of March 31, 2010 and 2009:

	Millions of Yen
	2010			2009
	Cost	Accumulated depreciation	Net	Cost	Accumulated depreciation	Net
Real estate	¥174,879	¥(70,454)	¥104,425	¥175,678	¥(71,999)	¥103,679
Rolling stock	79,633	(6,089)	73,544	57,239	(4,133)	53,106
Ocean transport vessels	48,953	(12,763)	36,190	42,626	(10,479)	32,147
Equipment and others	23,535	(13,694)	9,841	22,019	(11,747)	10,272

Total	¥327,000	¥(103,000)	¥224,000	¥297,562	¥(98,358)	¥199,204

The following is a schedule by years of minimum future rentals on noncancelable operating leases as of March 31, 2010:

Millions of Yen
Year ending March 31:
2011	¥11,400
2012	8,712
2013	7,046
2014	5,708
2015	4,952
Thereafter	15,867

Total	¥53,685

Lessee

The companies lease equipment, real estate and others under capital leases. At March 31, 2010, approximately 60% of the capital leases are with the Company’s associated company, JA Mitsui Leasing, Ltd.

The following provides an analysis of the companies’ leased assets recorded under capital leases by classes as of March 31, 2010 and 2009:

	Millions of Yen
	2010			2009
	Cost	Accumulated depreciation	Net	Cost	Accumulated depreciation	Net
Equipment	¥20,220	¥(11,084)	¥9,136	¥26,421	¥(12,595)	¥13,826
Real estate	10,461	(2,508)	7,953	10,847	(3,272)	7,575
Others	1,345	(750)	595	1,819	(1,009)	810

Total	¥32,026	¥(14,342)	¥17,684	¥39,087	¥(16,876)	¥22,211

The following is a schedule by years of future minimum lease payments under capital leases together with components of the present value of the net minimum lease payments as of March 31, 2010. Minimum payments have not been reduced by minimum sublease rentals of ¥2,137 million due in the future under subleases:

Millions of Yen
Year ending March 31:
2011	¥5,155
2012	5,317
2013	2,673
2014	2,182
2015	1,368
Thereafter	6,386

Total minimum lease payments	23,081

Less amount representing interest	4,000

Present value of net minimum lease payments	19,081
Less current capital lease obligations	4,151

Long-term capital lease obligations	¥14,930

The companies lease real estate, rolling stock, ocean transport vessels, aircraft, equipment and others under operating leases. Most of the rolling stock, ocean transport vessels and aircraft under operating leases are subleased to third parties.

The Company and certain subsidiaries sold rolling stock and others to third parties for ¥6,868 million and ¥393 million in total during the years ended March 31, 2010 and 2009, respectively, and leased them back with terms ranging up to 20 years. The resulting leases were classified as operating leases. There were no such transactions during the year ended March 31, 2008.

The following is a schedule by years of future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of March 31, 2010. Minimum payments have not been reduced by minimum sublease rentals of ¥29,304 million due in the future under noncancelable subleases:

Millions of Yen
Year ending March 31:
2011	¥29,892
2012	22,148
2013	15,938
2014	15,588
2015	8,210
Thereafter	28,676

Total	¥120,452

Rental expenses incurred for operating leases for the years ended March 31, 2010, 2009 and 2008 were ¥52,746 million, ¥54,383 million and ¥53,179 million, respectively. Sublease rental income for the years ended March 31, 2010, 2009 and 2008 were ¥18,589 million, ¥23,447 million and ¥23,996 million, respectively.

PLEDGED ASSETS AND FINANCIAL ASSETS ACCEPTED AS COLLATERAL	12 Months Ended
Mar. 31, 2010
PLEDGED ASSETS AND FINANCIAL ASSETS ACCEPTED AS COLLATERAL
9.	PLEDGED ASSETS AND FINANCIAL ASSETS ACCEPTED AS COLLATERAL

Pledged assets

At March 31, 2010 and 2009, the following assets (exclusive of assets covered by trust receipts discussed below) were pledged as collateral for certain liabilities of the companies:

	Millions of Yen
	2010	2009
Trade receivables (current and non-current)	¥92,004	¥102,634
Inventories	2,927	25,684
Investments	217,672	281,554
Property leased to others (net book value)	44,457	50,287
Property and equipment (net book value)	23,761	63,044
Other	9,079	14,621

Total	¥389,900	¥537,824

The distribution of such collateral among short-term debt, long-term debt, and financial guarantees and other was as follows:

	Millions of Yen
	2010	2009
Short-term debt	¥15,311	¥33,293
Long-term debt	145,693	214,847
Financial guarantees and other	228,896	289,684

Total	¥389,900	¥537,824

Trust receipts issued under customary import financing arrangements (short-term bank loans and bank acceptances) give banks a security interest in the merchandise imported and/or the accounts receivable resulting from the sale of such merchandise. Because of the companies’ large volume of import transactions, it is not practicable to determine the total amount of assets covered by outstanding trust receipts.

In addition to the above, the Company has bank borrowings under certain provisions of loan agreements which require the Company, upon the request of the bank, immediately to provide collateral, which is not specified in the loan agreements. See Note 13, “SHORT-TERM AND LONG-TERM DEBT,” for certain bank loan agreements in which default provisions grant sale or possession rights of the pledged asset to lenders.

Financial assets accepted as collateral

At March 31, 2010 and 2009, the fair values of financial assets that the companies accepted as security for trade receivables and that they are permitted to sell or repledge consisted of the following:

	Millions of Yen
	2010	2009
Bank deposits	¥899	¥1,261
Trade receivables—accounts	608	1,492
Stocks and bonds	4,906	3,654

There were no financial assets repledged or accepted as collateral under security repurchase agreements at March 31, 2010 and 2009.

IMPAIRMENT LOSS ON LONG-LIVED ASSETS	12 Months Ended
Mar. 31, 2010
IMPAIRMENT LOSS ON LONG-LIVED ASSETS
10.	IMPAIRMENT LOSS ON LONG-LIVED ASSETS

The companies have recognized impairment losses on long-lived assets in accordance with the provisions of ASC360 “Property, Plant, and Equipment” during the years ended March 31, 2010, 2009 and 2008.

The impairment loss on long-lived assets for the year ended March 31, 2010 consisted principally of intangible assets including customer relationships of ¥2,700 million, which were owned by a locomotive leasing subsidiary in Europe, Mitsui Rail Capital Europe B.V.

The impairments for the year ended March 31, 2010 mainly related to the decrease in the sales resulting from a prolonged downturn in the volume of rail freight transportation in Europe.

The impairment loss on long-lived assets for the year ended March 31, 2009 consisted principally of equipment and fixtures and mineral rights of the Vincent oil fields of ¥14,562 million, which were owned by Mitsui E&P Australia Pty Limited, a subsidiary in Australia for exploration, development and production of oil and natural gas; office buildings of ¥9,563 million, which were owned by MBK Real Estate Europe Limited, a real estate-related subsidiary in the United Kingdom; and intangible assets such as customer relationships of ¥2,697 million, which were owned by Steel Technologies Inc., a steel processing subsidiary in the United States. The impairments for the year ended March 31, 2009 mainly related to the revaluation of the assets due to a decline in oil prices, a decrease in profitability resulting from severe real estate market conditions in the United Kingdom, and the contraction of steel demand in the automotive and housing-related industries in the United States.

The impairment loss on long-lived assets for the year ended March 31, 2008 consisted principally of land held for development, and corporate residences and dormitories of ¥1,823 million, which were owned by the Company; power producing equipment of ¥3,941 million, which were owned by a domestic power producing subsidiary, GTF Green Power Co., Ltd. (Japan). The impairments for the year ended March 31, 2008 mainly related to the drastic change in the development plan, continuous fall of land prices in Japan, and declining profitability due to deterioration of operating environment of the domestic power producing industry.

See Note 23, “EXIT OR DISPOSAL ACTIVITIES,” for the exit or disposal activities which resulted in recognition of an impairment loss on long-lived assets.

Impairment losses on long-lived assets recognized by operating segment for the years ended March 31, 2010, 2009 and 2008 were as follows:

	Millions of Yen
	2010	2009	2008
Iron & Steel Products	¥56	¥633	¥192
Mineral & Metal Resources	83	—	127
Machinery & Infrastructure Projects	2,707	2,595	4
Chemical	431	806	273
Energy	1,517	16,994	5,910
Foods & Retail	1,498	1,207	532
Consumer Service & IT	156	2,701	57
Logistics & Financial Markets	163	18	1,381
Americas	2,205	2,883	—
Europe, the Middle East and Africa	—	9,752	145
All Other	—	—	13,929
Adjustments and Eliminations	(431)	(149)	1,434

Consolidated Total	¥8,385	¥37,440	¥23,984

Note:	“Adjustments and Eliminations” represents impairment losses related to assets not allocated to specific operating segments. The figures for the years ended March 31, 2009 and 2008 related to discontinued operations have been reclassified. The reclassifications to “(Loss) Income from Discontinued Operations-Net (After Income Tax Effect)” are included in “Adjustments and Eliminations.”

The fair value of the assets is calculated based on independent appraisals, market value or discounted future cash flows whichever management considers most appropriate.

In addition to the impairment loss on long-lived assets based on ASC360 “Property, Plant, and Equipment” shown in the above table, the impairment loss on intangible assets not subject to amortization based on ASC350 “Intangibles—Goodwill and Other” was included in impairment loss of long-lived assets in the Statements of Consolidated Income for the years ended March 31, 2010, 2009, and 2008 as discussed in Note 12, “GOODWILL AND OTHER INTANGIBLE ASSETS.”

ASSET RETIREMENT OBLIGATIONS	12 Months Ended
Mar. 31, 2010
ASSET RETIREMENT OBLIGATIONS
11.	ASSET RETIREMENT OBLIGATIONS

The asset retirement obligations are principally related to the costs of dismantling and removing mining, and oil and gas production facilities owned by subsidiaries in Australia and a domestic subsidiary which has interests in oil and gas operations in South East Asia and others, which are engaged in mining operations or oil and gas producing activities.

The changes in asset retirement obligations for the years ended March 31, 2010 and 2009 were as follows:

	Millions of Yen
	2010	2009
Balance at beginning of year	¥54,285	¥38,972
Liabilities incurred	1,375	8,751
Liabilities settled	—	(238)
Disposition of assets	(4,202)	—
Accretion expense	3,899	4,568
Revisions in estimated cash flows	(952)	7,077
Foreign currency translation adjustments	575	(4,845)

Balance at end of year	¥54,980	¥54,285

Note:	“Disposition of assets” includes reduction of asset retirement obligations related to discontinued operations.

GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Mar. 31, 2010
GOODWILL AND OTHER INTANGIBLE ASSETS
12.	GOODWILL AND OTHER INTANGIBLE ASSETS

Intangible assets subject to amortization at March 31, 2010 and 2009 consisted of the following:

	Millions of Yen
	2010		2009
	Gross carrying amount	Accumulated amortization	Gross carrying amount	Accumulated amortization
Software	¥74,566	¥42,815	¥64,748	¥35,804
Trademarks	12,618	10,397	12,574	10,019
Customer relationships	8,930	4,925	12,322	4,114
Patents	8,007	7,917	8,487	8,324
Unpatented technologies	6,230	6,113	6,286	6,141
Other	28,879	17,216	27,604	16,487

Total	¥139,230	¥89,383	¥132,021	¥80,889

The aggregate amortization expense of intangible assets for the years ended March 31, 2010, 2009 and 2008 was ¥13,425 million, ¥13,753 million and ¥14,378 million, respectively. The estimated aggregate amortization expense of intangible assets at March 31, 2010 for each of the next five years is as follows:

Millions of Yen
Year ending March 31:
2011	¥13,747
2012	10,928
2013	7,132
2014	3,957
2015	1,762

Total carrying amount of intangible assets not subject to amortization (excluding goodwill) at March 31, 2010 and 2009 consisted of:

	Millions of Yen
	2010	2009
Land rights	¥7,235	¥7,689
Trademarks	668	762
Other	4,274	3,282

Total	¥12,177	¥11,733

Intangible assets subject to amortization acquired during the year ended March 31, 2010 totaled ¥15,784 million, and consisted primarily of software of ¥12,900 million. The weighted average amortization periods for intangible assets subject to amortization in total and software are 6 years and 5 years, respectively. Acquisition of intangible assets not subject to amortization during the year ended March 31, 2010 totaled ¥1,823 million.

Intangible assets subject to amortization acquired during the year ended March 31, 2009 totaled ¥17,668 million, and consisted primarily of software of ¥11,857 million. The weighted average amortization period for software is 5 years. Acquisition of intangible assets not subject to amortization during the year ended March 31, 2009 totaled ¥1,566 million.

During the year ended March 31, 2010, the companies recognized impairment losses of ¥4,705 million on intangible assets subject to amortization and not subject to amortization (excluding goodwill) which are included in impairment loss of long-lived assets in the Statements of Consolidated Income. These impairment losses included in the Machinery & Infrastructure Projects Segment consisted of ¥2,939 million on the write-down of customer relationships (intangible assets subject to amortization) and other which were held by Mitsui Rail Capital Europe B.V., a locomotive leasing company in Europe. These impairments were due to the decrease in the fair values resulting from a prolonged downturn in railway freight transport in Europe. The fair values for the basis of determining these impairment losses were calculated based on the Discounted Cash Flow Method.

During the year ended March 31, 2009, the companies recognized impairment losses of ¥3,192 million on intangible assets subject to amortization and not subject to amortization (excluding goodwill) which are included in impairment loss of long-lived assets in the Statements of Consolidated Income. The impairment losses included in the Americas Segment consisted primarily of ¥2,561 million on the write-down of customer relationships (intangible assets subject to amortization) which were held by Steel Technologies Inc., a steel processing subsidiary in the United States. The impairments of customer relationships were due to the decrease in the fair value resulting from steel demand contraction in the automotive and housing-related industries in the United States. The fair value for the basis of determining the impairment loss was calculated based on the Excess Earnings Method.

The impairment losses recognized for intangible assets subject to amortization and not subject to amortization (excluding goodwill) for the year ended March 31, 2008 were immaterial.

The changes in the carrying amount of goodwill by operating segment for the years ended March 31, 2010 and 2009 were as follows:

	Millions of Yen
	Iron & Steel Products	Mineral & Metal Resources	Machinery & Infrastructure Projects	Chemical	Foods & Retail	Consumer Service & IT	Americas	Consolidated Total
Balance at April 1, 2008
Goodwill	¥872	¥190	¥11,458	¥2,708	¥18,419	¥11,832	¥26,655	¥72,134
Accumulated impairment losses	—	—	—	—	(16,528)	(3,118)	—	(19,646)

	872	190	11,458	2,708	1,891	8,714	26,655	52,488
Acquisition	—	—	—	244	1,353	4,158	1,474	7,229
Impairment losses	—	—	(769)	—	—	(4,199)	(13,600)	(18,568)
Others	—	(190)	(1,964)	(818)	341	(4,515)	(363)	(7,509)

Balance at March 31, 2009
Goodwill	872	—	9,519	2,134	20,113	11,479	28,222	72,339
Accumulated impairment losses	—	—	(794)	—	(16,528)	(7,321)	(14,056)	(38,699)

	872	—	8,725	2,134	3,585	4,158	14,166	33,640
Acquisition	—	—	—	—	—	—	—	—
Impairment losses	—	—	(3,148)	—	—	—	(6,759)	(9,907)
Others	—	—	(25)	1,603	(946)	(1,186)	(462)	(1,016)

Balance at March 31, 2010
Goodwill	872	—	9,269	3,737	19,167	10,286	27,276	70,607
Accumulated impairment losses	—	—	(3,717)	—	(16,528)	(7,314)	(20,331)	(47,890)

	¥872	—	¥5,552	¥3,737	¥2,639	¥2,972	¥6,945	¥22,717

Notes:	“Others” principally includes the effect of foreign currency exchange rate changes, decrease as the result of deconsolidation of subsidiaries and purchase accounting adjustments.

The impairment loss included in the Machinery & Infrastructure Projects Segment for the year ended March 31, 2010 consisted of an impairment loss of ¥3,148 million for goodwill related to Mitsui Rail Capital Europe B.V. Because of a prolonged downturn in railway freight transport in Europe, the carrying amount of the subsidiary exceeded its fair value and the impairment loss was recognized in the amount equal to the excess of the carrying amount of goodwill over the implied fair value of goodwill. The fair value of the subsidiary for the basis of determining the impairment loss of goodwill was calculated with the Discounted Cash Flow Method.

The impairment losses included in the Americas Segment for the year ended March 31, 2010 consisted primarily of impairment losses of ¥3,108 million and ¥2,942 million for goodwill related to AFC HoldCo, LLC, an automotive retail finance company, and SunWize Technologies, Inc., a distributor of photovoltaic systems, respectively. Because of a prolonged economic slowdown, the carrying amounts of the subsidiaries exceeded their fair values and the impairment losses were recognized in the amounts equal to the excess of the carrying amounts of goodwill over the implied fair values of goodwill. The fair values of the subsidiaries for the basis of determining the impairment losses of goodwill were calculated with, the Discounted Cash Flow Method for AFC HoldCo, LLC, and a combination of the Discounted Cash Flow Method, the Guideline Public Company Method and the Guideline Merged & Acquired Company Method for SunWize Technologies, Inc.

The impairment losses included in the Consumer Service & IT Segment for the year ended March 31, 2009 consisted primarily of an impairment loss of ¥4,083 million for goodwill related to Mitsui Knowledge Industry Co., Ltd. (“MKI”) which is listed on the Tokyo Stock Exchange. Because a decline in MKI’s stock price was determined to represent an indicator of impairment, its goodwill was tested for impairment. As a result, the carrying amount of MKI exceeded its fair value and the impairment loss was recognized in the amount equal to the excess of the carrying amount of goodwill over the implied fair value of goodwill.

The impairment losses included in the Americas Segment for the year ended March 31, 2009 consisted primarily of an impairment loss of ¥6,353 million for goodwill related to Steel Technologies Inc., a steel processing subsidiary in the United States. Because of steel demand contraction in the automotive and housing-related industries in the United States, the carrying amount of the subsidiary exceeded its fair value and the impairment loss was recognized in the amount equal to the excess of the carrying amount of goodwill over the implied fair value of goodwill. The fair value of the subsidiary for the basis of determining the impairment loss of goodwill was calculated with a combination of the Discounted Cash Flow Method and the EBITDA Multiple Method.

The impairment losses included in the Consumer Service & IT Segment for the year ended March 31, 2008 consisted of an impairment loss of ¥2,004 million for goodwill related to MKI. Because a decline in MKI’s stock price was determined to represent an indicator of impairment, its goodwill was tested for impairment. As a result, the carrying amount of MKI exceeded its fair value and the impairment loss was recognized in the amount equal to the excess of the carrying amount of goodwill over the implied fair value of goodwill.

SHORT-TERM AND LONG-TERM DEBT	12 Months Ended
Mar. 31, 2010
SHORT-TERM AND LONG-TERM DEBT
13.	SHORT-TERM AND LONG-TERM DEBT

Short-term debt at March 31, 2010 and 2009 were comprised of the following:

	Millions of Yen
	2010		2009
		Interest rate *1		Interest rate *1
Short-term bank loans and others	¥201,102	3.6%	¥364,793	3.4%
Commercial paper	37,197	1.0	78,391	0.7
Notes under medium-term note programme	2,976	0.6	10,545	0.9

Total	241,275		453,729
ASC815 fair value adjustment *2	105		330

Total	¥241,380		¥454,059

*1	The interest rates represent weighted average rates in effect at March 31, 2010 and 2009 regardless of borrowing currencies, though the range of the interest rates varies by borrowing currency.

*2	In accordance with the requirements of ASC815, “Accounting for Derivative Instruments and Hedging Activities,” the portion of the companies’ fixed-rate debt obligations that is designated and effective as a fair value hedge is reflected in the Consolidated Balance Sheets as an amount equal to the sum of the debt’s carrying value plus an ASC815 fair value adjustment representing changes recorded in the fair value of the hedged debt obligations attributable to movements in the designated benchmark interest rates and applicable foreign currency exchange rates during the term of the hedge.

Unused lines of credit, for short-term financing outside Japan, at March 31, 2010 and 2009, aggregated ¥624,283 million and ¥627,359 million, respectively. Certain foreign subsidiaries compensate banks for these facilities in the form of commitment fees, which were not material during the years ended March 31, 2010 and 2009.

Long-term debt at March 31, 2010 and 2009 consisted of the following:

	Millions of Yen
	2010	2009
Long-term debt with collateral (Note 9):
Banks and insurance companies, maturing serially through 2045—principally 0.8% to 10.1%	¥65,280	¥66,164
Government-owned banks and government agencies, maturing serially through 2056—principally 0.7% to 12.2%	73,752	78,248
Other, maturing serially through 2014—principally 2.5% to 5.5%	62	78
Japanese yen bonds (floating rate 1.2% to 1.4%, due 2010)	—	3,650
Total	139,094	148,140
Long-term debt without collateral:
Banks and others (principally insurance companies):
Principally 0.3% to 6.0%, maturing serially through 2028	1,880,623	1,792,324
Principally 0.3% to 16.0%, maturing serially through 2040 (payable in foreign currencies)	600,647	549,864
Bonds and notes:
Japanese yen convertible bonds (fixed rate 1.05%, due 2009)	—	3,801
U.S. dollar convertible bonds (zero coupon, due 2010)	—	981
Japanese yen bonds with early redemption clause (fixed rate 0.7% to 1.4%, due 2013–2015)	10,000	26,000
Japanese yen bonds with early redemption clause (fixed and floating rate: floating rate 1.3% to 1.6%, due 2016)	10,000	10,000
Japanese yen bonds (fixed rate 0.7% to 3.2%, due 2009–2027)	280,947	329,971
Japanese yen bonds (fixed and floating rate: floating rate 0.9% to 2.9%, due 2013–2024)	101,500	101,500
Japanese yen bonds (floating rate 0.9% to 2.4%, due 2010–2017)	102,000	102,000
Reverse dual currency yen/U.S. dollar bonds (fixed rate 3.0%, due 2012)	10,000	10,000
Notes under global medium-term note programme (fixed rate 2.3% to 4.6%, due 2009–2014)	2,501	4,666
Notes under euro medium-term note programme (fixed rate 0.6% to 5.0%, due 2009–2018)	23,726	63,808
Notes under euro medium-term note programme (floating rate 0.1% to 2.7%, due 2009–2017)	5,070	6,567
Notes under euro medium-term note programme (fixed and floating rate: floating rate 0% to 3.1%, due 2010–2024)	11,191	9,518
Capital lease obligations (principally 0.5% to 8.0%, maturing serially through 2030)	19,081	26,828

Total	3,057,286	3,037,828

Total	3,196,380	3,185,968
ASC815 fair value adjustment*	33,894	28,530

Total	3,230,274	3,214,498
Less current maturities	320,480	373,197

Long-term debt, less current maturities	¥2,909,794	¥2,841,301

*	In accordance with the requirements of ASC815, “Accounting for Derivative Instruments and Hedging Activities,” the portion of the companies’ fixed-rate debt obligations that is designated and effective as a fair value hedge is reflected in the Consolidated Balance Sheets as an amount equal to the sum of the debt’s carrying value plus an ASC815 fair value adjustment representing changes recorded in the fair value of the hedged debt obligations attributable to movements in the designated benchmark interest rates and applicable foreign currency exchange rates during the term of the hedge.

The companies have entered into currency swap agreements and interest rate swap agreements in connection with certain bonds, notes and other long-term borrowings. The floating interest rates for interest rate swap agreements are generally based on the three-month or six-month LIBOR (London Interbank Offered Rate). The three-month and six-month LIBORs for U.S. dollar denominated debt as of March 31, 2010 were 0.29% and 0.44%, respectively. The three-month and six-month LIBORs for U.S. dollar denominated debt as of March 31, 2009 were 1.19% and 1.74%, respectively. (See Note 24, “DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES,” and Note 25, “FINANCIAL INSTRUMENTS.”)

The indenture, under which the bonds were issued, does not require maintenance of a prescribed amount of net assets, a minimum debt/equity ratio or limits on the payment of cash dividends by the Company.

Substantially all short-term and long-term bank borrowings are made under agreements which, as is customary in Japan, provide that under certain conditions a bank may require the borrower to provide collateral (or additional collateral) or guarantors with respect to the borrowings and that the bank may treat any collateral, whether furnished as security for short-term or long-term loans or otherwise, as collateral for all indebtedness to such bank. Default provisions of certain loan agreements grant certain rights of possession to the lenders.

Under certain loan agreements with government-owned banks, the creditors may require the companies to submit proposals as to the payment of dividends and other appropriations of earnings for the creditors’ review and approval before presentation to the shareholders. Certain of those agreements require the borrower, upon the request of the lender, to reduce outstanding loans before scheduled maturity dates when the lender considers that the companies are able to reduce such loans through increased earnings or through the proceeds from the sale of common stock or bonds and notes. During the years ended March 31, 2010 and 2009, the companies did not receive any such requests, and there is no expectation that any such requests will be made.

Maturities of long-term debt outstanding at March 31, 2010 were as follows, excluding the effect of the ASC815, “Accounting for Derivative Instruments and Hedging Activities,” fair value adjustment:

Millions of Yen
Year ending March 31:
2011	¥321,637
2012	334,310
2013	336,809
2014	361,895
2015	403,753
Thereafter	1,437,976

Total	¥3,196,380

PENSION COSTS AND SEVERANCE INDEMNITIES	12 Months Ended
Mar. 31, 2010
PENSION COSTS AND SEVERANCE INDEMNITIES
14.	PENSION COSTS AND SEVERANCE INDEMNITIES

The Company and certain subsidiaries have non-contributory and contributory defined benefit pension plans, covering substantially all employees other than directors.

The primary pension plan is the Company’s contributory Corporate Pension Fund (“CPF”) under the Defined Benefit Corporate Pension Law. The benefits from CPF are based on the length of service.

Effective April 1, 2006, the Company converted certain portions of CPF into a defined contribution plan and a cash balance plan. The cash balance plan calculates its benefits using a percentage of employees’ annual salary and an interest crediting rate.

The Company and certain subsidiaries have unfunded severance indemnities plans. Benefits under the plans are based on the level of compensation at retirement, or earlier termination of employment, and the length of service.

The Companies use a measurement date of March 31 for their defined benefit pension plans.

Obligations and funded status

The following table sets forth the reconciliation of the companies’ benefit obligations, plan assets and funded status of the plans:

	Millions of Yen
	2010	2009
Change in benefit obligation:
Benefit obligation at beginning of year	¥274,973	¥278,220
Service cost	8,981	10,033
Interest cost	6,326	6,282
Plan participants’ contributions	451	430
Plan amendments	403	66
Actuarial loss (gain)	3,613	(664)
Benefits paid from plan assets	(12,731)	(12,406)
Direct benefit payments	(1,539)	(2,056)
Settlements	—	(597)
Curtailments	896	—
Acquisitions and divestitures	(7)	(897)
Foreign currency translation adjustments	(477)	(3,438)

Benefit obligation at end of year	280,889	274,973

Change in plan assets:
Fair value of plan assets at beginning of year	242,358	308,266
Actual gain (loss) on plan assets	32,444	(57,114)
Employer contribution	4,122	4,572
Plan participants’ contributions	451	430
Benefits paid from plan assets	(12,731)	(12,406)
Settlements	(36)	(155)
Acquisitions and divestitures	—	912
Foreign currency translation adjustments	(334)	(2,147)

Fair value of plan assets at end of year	266,274	242,358

Funded status at end of year	¥(14,615)	¥(32,615)

Amounts recognized in the Consolidated Balance Sheets consist of:
Other assets (prepaid pension costs)	¥21,558	¥1,975
Accrued expenses—others	(2,246)	(776)
Accrued pension costs and liability for severance indemnities	(33,927)	(33,814)

	¥(14,615)	¥(32,615)

Amounts recognized in accumulated other comprehensive loss before income tax effect consist of:
Prior service cost	¥3,688	¥1,949
Net actuarial loss	81,050	116,476

	¥84,738	¥118,425

The prior service cost/credit is amortized over the average remaining service period of employees expected to receive related benefits.

The amortization periods of the net actuarial gain/loss are seven years for CPF and the average remaining service period for other defined benefit pension plans.

The accumulated benefit obligation for the companies’ defined benefit pension plans as of March 31, 2010 and 2009 was ¥276,732 million and ¥271,938 million, respectively.

The aggregate projected benefit obligation and aggregate fair value of plan assets for plans with projected benefit obligations in excess of plan assets were ¥58,742 million and ¥22,863 million at March 31, 2010 and ¥48,641 million and ¥14,042 million at March 31, 2009. The aggregate accumulated benefit obligation and aggregate fair value of plan assets for plans with accumulated benefit obligations in excess of plan assets were ¥48,666 million and ¥16,583 million at March 31, 2010 and ¥45,956 million and ¥14,042 million at March 31, 2009.

Components of net periodic pension costs and other amounts recognized in other comprehensive (gain) loss

Net periodic pension costs of the companies’ defined benefit pension plans for the years ended March 31, 2010, 2009 and 2008 and other amounts recognized in other comprehensive (gain) loss for the years ended March 31, 2010, 2009 and 2008 included the following components:

	Millions of Yen
	2010	2009	2008
Service cost—benefits earned during the period	¥8,981	¥10,033	¥10,244
Interest cost on projected benefit obligation	6,326	6,282	6,244
Expected return on plan assets	(7,947)	(9,470)	(10,227)
Amortization of prior service cost	(8)	(173)	(116)
Amortization of net actuarial loss	12,787	2,851	679
Settlement loss	36	—	—
Curtailment loss	1,233	—	—

Net periodic pension costs	¥21,408	¥9,523	¥6,824

Prior service cost arising during period	¥403	¥66	¥(832)
Amortization of prior service cost	8	173	116
Net actuarial (gain) loss arising during period	(19,900)	65,044	59,499
Amortization of net actuarial loss	(12,787)	(2,851)	(679)
Acquisition and divestitures	—	129	(393)
Foreign currency translation adjustments	474	(729)	(300)
Curtailment loss	(337)	—	—

Total recognized in other comprehensive (gain) loss	(32,139)	61,832	57,411

Total recognized in net periodic pension costs and other comprehensive (gain) loss	¥(10,731)	¥71,355	¥64,235

The estimated prior service cost and net actuarial loss of the companies that will be amortized for the year ending March 31, 2011 are as follows:

Millions of Yen
2011
Amortization of prior service cost	¥(139)
Amortization of net actuarial loss	(7,435)

Assumptions

Weighted-average assumptions used to determine the companies’ benefit obligations as of March 31, 2010 and 2009 are set forth as follows:

	2010	2009
Discount rate	2.5%	2.5%
Rate of increase in future compensation levels	0.9	0.8

Weighted-average assumptions used to determine the companies’ net periodic pension costs for the years ended March 31, 2010, 2009 and 2008 are set forth as follows:

	2010	2009	2008
Discount rate	2.5%	2.5%	2.5%
Expected long-term rate of return on plan assets	3.3	3.2	2.9
Rate of increase in future compensation levels	0.8	0.8	0.8

The companies determine the discount rates each year as of the measurement date, based on a review of interest rates associated with long-term Japanese government bonds or high-quality fixed-income corporate bonds. The discount rates determined on each measurement date are used to calculate the benefit obligation as of that date, and are also used to calculate the net periodic pension costs for the upcoming plan year.

The rate of increase in future compensation levels was not applied in determining the projected benefit obligation of CPF other than the cash balance plan, because the benefit formulas of these plans do not contain factors relating to compensation levels.

The Company determines the expected long-term rate of return on plan assets based on the weighted-average rate of return computed by using the expected long-term rate of return on each asset class, which is derived from an extensive study conducted by investment advisors and actuaries on a periodic basis, and the target allocations for each asset class. The study includes a review of anticipated future performance with market analysis of individual asset classes, and also gives appropriate consideration to actual historical returns achieved by the plans. The subsidiaries determine the expected long-term rates of return on plan assets mainly based on the expectations for future returns by investment advisors and actuaries.

Plan assets

The Company’s investment objective is to build high quality plan assets, and the investment policy is targeted to ensure adequate returns available to provide future payments of pension benefits and severance indemnities. The basic strategy is diversified investment in various asset classes which have different risk return characteristics. The Company sometimes uses derivative instruments to hedge the exposure to changes in the fair value of debt and equity securities, but never uses them for speculation. The subsidiaries’ investment strategies are mainly based on diversified investment, and are targeted to stably ensure adequate returns to provide future payments of pension benefits over the long term.

The companies’ weighted-average target allocation of plan assets as of March 31, 2010 is 49% equity securities (including securities held in the employee retirement benefit trust), 49% debt securities, 1% life insurance company general accounts, and 1% cash and deposits.

The companies’ pension plan weighted-average asset allocation based on the fair value of such assets as of March 31, 2009 was set forth as follows:

Asset category	2009
Equity securities	41%
Debt securities	42
Life insurance company general accounts	8
Cash and deposits	3
Other	6

Total	100%

The fair value of the companies’ pension plan assets as of March 31, 2010, by asset class and level within the fair value hierarchy, as described in Note26, “FAIR VALUE MEASUREMENTS,” are set forth as follows:

	2010
Asset Class	Level 1	Level 2	Level 3	TOTAL
Equity securities (Japan)	58,368	47,840	—	106,208
Equity securities (Non-Japan)	7,198	16,161	—	23,359
Debt securities (Japan)	335	38,017	—	38,352
Debt securities (Non-Japan)	6,535	56,914	—	63,449
Life insurance company general accounts	—	21,321	—	21,321
Cash and deposits	10,729	—	—	10,729
Other	27	2,829	—	2,856

Total	83,192	183,082	—	266,274

Equity securities above include securities held in the Company’s employee retirement benefit trust. Publicly-traded, marketable equity securities and debt securities are valued using quoted market prices and classified as level 1. Other equity securities and debt securities are mostly pooled investments managed by trust banks. They are valued using the net asset values of the investments calculated by the trust banks based on the fair value of the underlying assets and classified as level 2. Life insurance company general accounts are pooled investment portfolios managed by insurance companies with a guaranteed minimum rate of return. They are valued based on the value of the accounts calculated by the insurance companies and classified as level 2.

The fair value of equity securities of the companies and associated companies included in plan assets as of March 31, 2010 and 2009 were immaterial.

Cash flows

Contributions

The companies expect to contribute ¥4,168 million to their defined benefit pension plans for the year ending March 31, 2011.

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

Millions of Yen
Year ending March 31:
2011	¥14,762
2012	13,843
2013	14,810
2014	15,591
2015	15,678
2016–2020	80,153

In addition to the above defined benefit pension plans, certain subsidiaries participate in a multiemployer plan (Mitsui Union Pension Fund). The companies recorded ¥2,225 million, ¥ 2,156 million and ¥1,740 million as costs of the multiemployer plan for the years ended March 31, 2010, 2009 and 2008, respectively.

The Company and certain subsidiaries have defined contribution plans. For the years ended March 31, 2010, 2009 and 2008, the companies recorded ¥2,090 million, ¥1,895 million, and ¥1,037 million as costs of defined contribution plans.

The Company also provides the “Early Retirement Support Plan” to eligible employees, which guarantees, prior to normal retirement age, certain supplemental payments based on preretirement compensation levels. During the years ended March 31, 2010, 2009 and 2008, the Company recorded ¥5,671 million, ¥2,490 million and ¥3,053 million of periodic payments in excess of previous projections and projected benefits based on factors including the history of benefit payments as selling, general and administrative expenses, respectively.

EQUITY	12 Months Ended
Mar. 31, 2010
EQUITY
15.	EQUITY

Common stock

Under the companies act of Japan enacted in May 2006 (the “Companies Act”), certain issuances of common stock, including conversions of bonds and notes and exercises of warrants issued, are required to be credited to the common stock account for at least 50% of the amount of properties contributed by persons who become shareholders at share issue.

Capital surplus and retained earnings

The Companies Act provides that an amount equal to 10% of distribution must be appropriated as additional paid-in capital or a legal reserve depending on the equity account charged upon the payment of such distribution until the total aggregate amount of capital surplus and legal reserve equals 25% of the common stock. The Companies Act also provides that common stock, capital surplus, legal reserve and unappropriated retained earnings can be transferred among the accounts under certain conditions upon resolution of the shareholders, while it is no longer allowed to transfer a portion of retained earnings to the common stock account. The adjustments included in the accompanying consolidated financial statements for U.S. GAAP purposes but not recorded in the general books of account have no effect on the above transfer under the Companies Act. Additional amounts recorded as capital surplus to conform with U.S. GAAP were ¥68,279 million at March 31, 2010 and primarily relate to accounting for warrants, business combinations and expenses for the issuance of common stock. When debt securities were previously issued with detachable stock purchase warrants, the portion of the proceeds which was allocable to the warrants was credited to capital surplus under U.S. GAAP. In addition, the step acquisition of the shares held by minority shareholders of a subsidiary by selling unissued shares of the Company was accounted for by the purchase method under U.S. GAAP rather than by the pooling of interests method which was prevailing in Japan when such business combinations occurred.

Pursuant to the resolution of the Board of Directors, the Company made free distributions of common stock in prior years. Such free distributions did not result in the transfer of retained earnings to common stock or capital surplus. Corporations in the United States issuing shares in similar transactions would be required to account for them as stock dividends as of the shareholders’ record date by reducing retained earnings and increasing appropriate capital accounts by an amount equal to the fair value of the shares issued. If such United States practice had been applied to the above free distributions of shares made on and after September 30, 1986, capital surplus at March 31, 2010 would have been increased by ¥87,860 million with a corresponding decrease in unappropriated retained earnings.

Dividends

Under the Companies Act, the amount available for distribution is calculated as of the effective date which is determined by the resolution of the shareholders at the shareholders’ meeting. Such amount is calculated based on the amount of capital surplus, exclusive of additional paid-in capital, and retained earnings, exclusive of retained earnings appropriated for legal reserve, recorded in the general books of account in accordance with accepted Japanese accounting practices. The adjustments included in the accompanying consolidated financial statements for U.S. GAAP purposes but not recorded in the general books of account have no effect on the calculation of the amount available for distribution under the Companies Act. The amount of retained earnings available for dividends would amount to ¥289,170 million, if the amount were to be calculated at March 31, 2010.

The Companies Act permits to pay dividends at any time during the fiscal year in addition to the year-end dividend upon resolution of shareholders at the shareholders’ meeting. A mid-year interim dividend may be paid by resolution of the Board of Directors, subject to limitations imposed by the Companies Act. See Note 13, “SHORT-TERM AND LONG-TERM DEBT,” for the right of certain creditors to review and approve the companies’ proposal for the payment of dividends.

Purchase by the Company of shares

The Companies Act permits the Company to purchase and hold its own shares. The Company is allowed to decide the number, amount and others of the shares to be acquired, not to exceed the amount available for distribution, subject to the prior approval of the shareholders at the shareholders’ meeting. The Companies Act permits the Company to purchase its own shares through market transactions or tender offer upon the approval of the Board of Directors, as far as it is permitted under the Articles of Incorporation, subject to limitations imposed by the Companies Act. At the ordinary general meeting of shareholders held on June 24, 2004, it was approved that the Company amended the Articles of Incorporation to entitle the Board of Directors to purchase outstanding shares of the Company’s own common stock by its resolution.

The Company may dispose of them, subject to the approval of the Board of Directors, unless otherwise specified in the Companies Act, or as far as the Articles of Incorporation do not require a resolution of the shareholders at the shareholders’ meeting. In addition, the Companies Act enables the Company to retire its own shares by resolution of the Board of Directors.

Equity transactions with noncontrolling interest shareholders

For the years ended March 31, 2010, 2009 and 2008, changes in equity due to equity transaction with noncontrolling interest shareholders are as follows:

(1)	Net income attributable to Mitsui & Co., Ltd. and changes in Mitsui & Co., Ltd’s paid-in capital due to equity transactions with noncontrolling interest shareholders

	Millions of Yen
	2010	2009	2008
Net income attributable to Mitsui & Co., Ltd.	¥149,719	¥177,607	¥410,061
Transfers (to) from the noncontrolling interests
Increase in Mitsui & Co., Ltd’s paid-in capital for partial sales of subsidiaries’ common shares	558	—	—
Decrease in Mitsui & Co., Ltd’s paid-in capital for additional purchases of subisidiaries’ common shares	(7,748)	—	—

Net transfers to noncontrolling interests	(7,190)	—	—

Changes from net income attributable to Mitsui & Co., Ltd and transfers (to) from noncontrolling interests	¥142,529	¥177,607	¥410,061

(2)	Changes in accumulated other comprehensive income (loss) (after income tax effect) attributable to Mitsui & Co., Ltd. due to equity transactions with noncontrolling interest shareholders

	Millions of Yen
	2010	2009	2008
Decrease in Mitsui & Co., Ltd’s accumulated other comprehensive income for partial sales of subsidiaries’ common shares	¥(204)	—	—
Increase in Mitsui & Co., Ltd’s accumulated other comprehensive income for additional purchases of subsidiaries’ common shares	11,923	—	—

(3)	Changes in noncontrolling interests due to equity transactions with noncontrolling interest shareholders

	Millions of Yen
	2010	2009	2008
Increase in Mitsui & Co., Ltd’s noncontrolling interests for partial sales of subsidiaries’ common shares	¥4,264	¥11,630	¥697
Decrease in Mitsui & Co., Ltd’s noncontrolling interests for additional purchases of subsidiaries’ common shares	(46,006)	(6,315)	(6,824)

Other comprehensive income (loss)

Changes in each component of other comprehensive income (loss) for the years ended March 31, 2010, 2009 and 2008 are as follows:

	Millions of Yen
	2010	2009	2008
Unrealized Holding Gains (Losses) on Available-for-Sale Securities:
Pre-tax amount of unrealized holding gains (losses) on available-for-sale securities	¥89,016	¥(231,387)	¥(203,919)
Deferred income taxes	(30,722)	88,664	85,601

Adjustments for year (after income tax effect)	58,294	(142,723)	(118,318)

Pre-tax amount of reclassification adjustments	10,712	74,793	(504)
Deferred income taxes	(2,804)	(28,253)	346

Adjustments for year (after income tax effect)	7,908	46,540	(158)

Foreign Currency Translation Adjustments:
Pre-tax amount of translation adjustments	¥123,398	¥(277,790)	¥(145,615)
Deferred income taxes	(11,244)	29,036	18,439

Adjustments for year (after income tax effect)	112,154	(248,754)	(127,176)

Pre-tax amount of reclassification adjustments	1,546	(507)	1,267
Deferred income taxes	(77)	(161)	122

Adjustments for year (after income tax effect)	1,469	(668)	1,389

Defined Benefit Pension Plans:
Pre-tax amount of defined benefit pension plan	¥19,031	¥(64,556)	¥(58,934)
Deferred income taxes	(7,436)	26,452	24,181

Adjustments for year (after income tax effect)	11,595	(38,104)	(34,753)

Pre-tax amount of reclassification adjustments	13,116	2,678	519
Deferred income taxes	(5,124)	(1,097)	(213)

Adjustments for year (after income tax effect)	7,992	1,581	306

Net Unrealized Gains (Losses) on Derivatives:
Pre-tax amount of net unrealized gains (losses) on derivatives	¥22,734	¥(24,526)	¥(3,403)
Deferred income taxes	(7,920)	8,833	13

Adjustments for year (after income tax effect)	14,814	(15,693)	(3,390)

Pre-tax amount of reclassification adjustments	(15,870)	2,959	(6,139)
Deferred income taxes	5,596	(860)	1,734

Adjustments for year (after income tax effect)	(10,274)	2,099	(4,405)

Other Comprehensive Income (Loss) Attributable to Mitsui & Co., Ltd.—Total:
Pre-tax amount	¥263,683	¥(518,336)	¥(416,728)
Deferred income taxes	(59,731)	122,614	130,223

Adjustments for year (after income tax effect)	203,952	(395,722)	(286,505)

Other Comprehensive Income (Loss) Attributable to Noncontrolling Interests
Pre-tax amount	¥2,957	¥(40,003)	¥(1,222)
Deferred income taxes	(537)	8,171	(2,491)

Adjustments for year (after income tax effect)	2,420	(31,832)	(3,713)

Other Comprehensive Income (Loss)
Pre-tax amount	¥266,640	¥(558,339)	¥(417,950)
Deferred income taxes	(60,268)	130,785	127,732

Adjustments for year (after income tax effect)	206,372	(427,554)	(290,218)

SEGMENT INFORMATION	12 Months Ended
Mar. 31, 2010
SEGMENT INFORMATION
17.	SEGMENT INFORMATION

ASC280, “Segment Reporting,” requires disclosure of financial and descriptive information about operating segments, which are components of an enterprise whose operating results are regularly reviewed by the enterprise’s chief operating decision maker in deciding about resources to be allocated to the segment and assessing its performance.

The business units of the companies’ Head Office, which are organized based on “products and services,” plan overall and worldwide strategies for their products and services and conduct their worldwide operations. The business units also collaborate with the regional business units in planning and executing their strategies for products and regions. The regional business units are delegated the business of their regions as the centers of each particular regional strategy and operate diversified business together with their subsidiaries and associated companies in collaboration with the business units.

Therefore, the companies’ operating segments consist of product-focused operating segments comprised of the business units of the Head Office and region-focused operating segments comprised of the regional business units. The companies’ operating segments have been aggregated based on the nature of the products and other criteria into eight product-focused reportable operating segments and three region-focused reportable operating segments, totaling eleven reportable operating segments.

During the year ended March 31, 2010, Mitsui & Co. Financial Services (Australia) which had formerly operated under “Asia Pacific” segment was transferred to “All Other” with the aim to optimize the in-house banking operation.

The operating segment information for the year ended March 31, 2009 and 2008 has been restated to conform to the current year presentation.

A description of reportable operating segments of the Company follows.

Iron & Steel Products manufactures, sells and trades iron & steel products in Japan and abroad.

Mineral & Metal Resources develops raw material resources of iron and non-ferrous metals in foreign countries, and manufactures, sells and trades raw materials and metal products in Japan and abroad.

Machinery & Infrastructure Projects is engaged in the manufacture, sale and trade of machinery products, leasing, financing and promotion of certain projects such as plant constructions and infrastructure buildings in Japan and abroad.

Chemical manufactures, sells and trades chemical products in Japan and abroad.

Energy develops energy resources overseas and manufactures, sells and trades oil, gas and related products in Japan and abroad.

Foods & Retail manufactures, sells and trades foods and provides support service to large retailers in Japan and abroad.

Consumer Service & IT manufactures, sells and trades textiles and IT products for consumer, and is engaged in consumer-related business such as media & information, outsourcing business and real estate business in Japan and abroad.

Logistics & Financial Markets engages in logistics services, insurance and financial businesses in Japan and abroad.

Americas, Europe, the Middle East and Africa, and Asia Pacific trade in various commodities and conduct related business led by overseas trading subsidiaries or offices located in each region.

The companies’ operating segment information, product information and geographic area information for the years ended March 31, 2010, 2009 and 2008 presented in conformity with ASC280 are as follows:

OPERATING SEGMENT INFORMATION

	Millions of Yen
Year ended March 31, 2010:	Iron & Steel Products	Mineral & Metal Resources	Machinery & Infrastructure Projects	Chemical	Energy	Foods & Retail	Consumer Service & IT	Logistics & Financial Markets
Total trading transactions:	¥978,442	¥546,519	¥1,084,409	¥1,562,488	¥1,194,705	¥1,783,900	¥403,555	¥129,863

Gross profit	¥34,016	¥72,469	¥90,639	¥65,673	¥155,028	¥83,561	¥52,026	¥31,342

Operating income (loss)	¥1,173	¥56,810	¥10,740	¥14,885	¥98,458	¥20,394	¥(8,762)	¥1,493

Equity in earnings (losses) of associated companies—net	¥4,514	¥35,301	¥38,291	¥2,683	¥35,297	¥7,830	¥(6,197)	¥5,091

Net income (loss) attributable to Mitsui & Co., Ltd.	¥3,226	¥62,949	¥19,258	¥11,887	¥83,848	¥(849)	¥(9,762)	¥(839)

Total assets at March 31, 2010	¥460,562	¥912,777	¥1,323,237	¥605,727	¥1,458,763	¥609,146	¥528,174	¥384,516

Investments in and advances to associated companies at March 31, 2010	¥24,671	¥453,263	¥339,470	¥28,339	¥147,502	¥90,393	¥101,579	¥60,821

Depreciation and amortization	¥2,978	¥10,161	¥9,421	¥7,369	¥76,676	¥5,224	¥5,516	¥3,410

Additions to property leased to others and property and equipment	¥3,043	¥39,899	¥43,154	¥9,853	¥85,186	¥6,631	¥4,985	¥14,677

	Millions of Yen
Year ended March 31, 2010:	Americas	Europe, the Middle East and Africa	Asia Pacific	Total	All Other	Adjustments and Eliminations	Consolidated Total
Total trading transactions:	¥904,144	¥376,195	¥404,603	¥9,368,823	¥2,684	¥(13,128)	¥9,358,379

Gross profit	¥73,082	¥16,655	¥27,862	¥702,353	¥506	¥(898)	¥701,961

Operating income (loss)	¥5,398	¥(3,978)	¥2,927	¥199,538	¥(4,515)	¥(50,510)	¥144,513

Equity in earnings (losses) of associated companies—net	¥3,409	¥1,177	¥3,783	¥131,179	—	¥294	¥131,473

Net income (loss) attributable to Mitsui & Co., Ltd.	¥(9,572)	¥(3,771)	¥25,719	¥182,094	¥1,481	¥(33,856)	¥149,719

Total assets at March 31, 2010	¥507,065	¥132,109	¥305,980	¥7,228,056	¥2,725,444	¥(1,584,516)	¥8,368,984

Investments in and advances to associated companies at March 31, 2010	¥18,566	¥6,698	¥102,397	¥1,373,699	¥269	¥29,088	¥1,403,056

Depreciation and amortization	¥9,083	¥944	¥648	¥131,430	¥574	¥4,947	¥136,951

Additions to property leased to others and property and equipment	¥13,045	¥1,243	¥549	¥222,265	¥385	¥9,491	¥232,141

	Millions of Yen
Year ended March 31, 2009 (As restated):	Iron & Steel Products	Mineral & Metal Resources	Machinery & Infrastructure Projects	Chemical	Energy	Foods & Retail	Consumer Service & IT	Logistics & Financial Markets
Total trading transactions:	¥1,522,270	¥912,577	¥1,332,535	¥2,097,449	¥2,048,579	¥1,988,325	¥663,969	¥215,222

Gross profit	¥52,204	¥119,199	¥106,279	¥79,976	¥272,001	¥82,402	¥73,665	¥62,123

Operating income (loss)	¥17,387	¥104,526	¥15,973	¥24,185	¥214,083	¥18,986	¥(12,816)	¥23,781

Equity in earnings (losses) of associated companies—net	¥(2,555)	¥72,320	¥21,432	¥3,227	¥45,801	¥(5,889)	¥3,568	¥(16,633)

Net income (loss) attributable to Mitsui & Co., Ltd.	¥(4,766)	¥90,045	¥21,810	¥(10,209)	¥153,322	¥1,548	¥(31,365)	¥(14,511)

Total assets at March 31, 2009	¥523,034	¥782,074	¥1,400,813	¥546,046	¥1,476,420	¥616,569	¥556,367	¥576,509

Investments in and advances to associated companies at March 31, 2009	¥20,655	¥409,197	¥324,532	¥39,942	¥138,519	¥81,045	¥117,073	¥16,503

Depreciation and amortization	¥2,436	¥6,392	¥8,815	¥9,103	¥84,108	¥6,492	¥6,150	¥3,635

Additions to property leased to others and property and equipment	¥6,403	¥43,270	¥47,101	¥8,366	¥96,352	¥5,995	¥6,349	¥2,333

	Millions of Yen
Year ended March 31, 2009 (As restated):	Americas	Europe, the Middle East and Africa	Asia Pacific	Total	All Other	Adjustments and Eliminations	Consolidated Total
Total trading transactions:	¥1,383,403	¥527,599	¥461,717	¥13,153,645	¥2,898	¥(31,399)	¥13,125,144

Gross profit	¥115,976	¥22,155	¥26,586	¥1,012,566	¥2,879	¥(16,181)	¥999,264

Operating income (loss)	¥39,015	¥(1,947)	¥(1,493)	¥441,680	¥(2,989)	¥(56,204)	¥382,487

Equity in earnings (losses) of associated companies—net	¥(3,208)	¥611	¥1,709	¥120,383	¥83	¥192	¥120,658

Net income (loss) attributable to Mitsui & Co., Ltd.	¥(7,123)	¥(11,469)	¥29,947	¥217,229	¥7,125	¥(46,747)	¥177,607

Total assets at March 31, 2009	¥572,972	¥148,490	¥239,230	¥7,438,524	¥2,886,834	¥(1,961,115)	¥8,364,243

Investments in and advances to associated companies at March 31, 2009	¥31,392	¥15,534	¥55,180	¥1,249,572	¥1,847	¥24,071	¥1,275,490

Depreciation and amortization	¥10,042	¥1,153	¥677	¥139,003	¥636	¥(75)	¥139,564

Additions to property leased to others and property and equipment	¥15,303	¥11,964	¥1,074	¥244,510	¥356	¥8,772	¥253,638

	Millions of Yen
Year ended March 31, 2008 (As restated):	Iron & Steel Products	Mineral & Metal Resources	Machinery & Infrastructure Projects	Chemical	Energy	Foods & Retail	Consumer Service & IT	Logistics & Financial Markets
Total trading transactions:	¥1,494,324	¥1,178,095	¥1,602,005	¥2,547,510	¥1,875,783	¥2,000,160	¥1,118,705	¥171,967

Gross profit	¥61,344	¥95,765	¥119,749	¥100,155	¥219,267	¥81,229	¥116,657	¥55,142

Operating income (loss)	¥25,600	¥78,970	¥30,110	¥42,776	¥172,455	¥16,584	¥18,967	¥20,879

Equity in earnings (losses) of associated companies—net	¥7,648	¥107,494	¥26,035	¥9,806	¥38,534	¥5,174	¥12,281	¥(3,041)

Net income (loss) attributable to Mitsui & Co., Ltd.	¥20,238	¥177,026	¥34,440	¥18,294	¥124,084	¥10,440	¥12,037	¥7,526

Total assets at March 31, 2008	¥632,329	¥916,150	¥1,533,937	¥806,412	¥1,668,621	¥674,230	¥760,764	¥645,348

Investments in and advances to associated companies at March 31, 2008	¥25,557	¥388,762	¥374,730	¥42,944	¥153,974	¥63,098	¥122,976	¥29,113

Depreciation and amortization	¥2,125	¥8,519	¥9,283	¥8,379	¥72,987	¥6,232	¥6,097	¥3,809

Additions to property leased to others and property and equipment	¥4,397	¥27,927	¥57,155	¥7,572	¥125,652	¥7,442	¥18,406	¥2,891

	Millions of Yen
Year ended March 31, 2008 (As restated):	Americas	Europe, the Middle East and Africa	Asia Pacific	Total	All Other	Adjustments and Eliminations	Consolidated Total
Total trading transactions:	¥1,646,983	¥514,378	¥672,068	¥14,821,978	¥6,758	¥(33,715)	¥14,795,021

Gross profit	¥78,494	¥26,784	¥33,074	¥987,660	¥5,532	¥(12,588)	¥980,604

Operating income (loss)	¥7,272	¥1,768	¥7,690	¥423,071	¥(1,449)	¥(50,438)	¥371,184

Equity in earnings (losses) of associated companies—net	¥7,736	¥511	¥1,894	¥214,072	¥120	¥(902)	¥213,290

Net income (loss) attributable to Mitsui & Co., Ltd.	¥4,977	¥5,011	¥22,143	¥436,216	¥(6,726)	¥(19,429)	¥410,061

Total assets at March 31, 2008	¥677,129	¥205,712	¥356,273	¥8,876,905	¥2,835,718	¥(2,174,794)	¥9,537,829

Investments in and advances to associated companies at March 31, 2008	¥36,929	¥25,509	¥53,520	¥1,317,112	¥3,230	¥12,700	¥1,333,042

Depreciation and amortization	¥8,865	¥1,174	¥795	¥128,265	¥786	¥2,707	¥131,758

Additions to property leased to others and property and equipment	¥17,669	¥1,417	¥1,063	¥271,591	¥1,378	¥9,092	¥282,061

Notes:	(1)	The figures for the year ended March 31, 2009 and 2008 relating to discontinued operations have been reclassified. The reclassification to “(Loss) Income from Discontinued Operations—Net (After Income Tax Effect)” is included in “Adjustments and Eliminations.”
	(2)	“All Other” includes business activities which primarily provide services, such as financing services and operations services to external customers and/or to the companies and associated companies. Total assets of “All Other” at March 31, 2010, 2009 and 2008 consisted primarily of cash and cash equivalents and time deposits related to financing activities, and assets of certain subsidiaries related to the above services.
	(3)	Net income (loss) attributable to Mitsui & Co., Ltd. of “Adjustments and Eliminations” includes income and expense items that are not allocated to specific reportable operating segments, such as certain expenses of the corporate departments, and eliminations of intersegment transactions.
Net income (loss) attributable to Mitsui & Co., Ltd. of “Adjustments and Eliminations” for the year ended March 31, 2010 includes (a) ¥21,328 million in general and administrative expenses of the corporate departments excluding pension costs, (b) a charge of ¥8,267 million for pension related items, and (c) ¥7,126 million related to tax items including adjustments of difference between actual tax rate and intercompany tax rate, and so on. (all amounts are after income tax effects)
Net income (loss) attributable to Mitsui & Co., Ltd. of “Adjustments and Eliminations” for the year ended March 31, 2009 includes (a) ¥23,327 million in general and administrative expenses of the corporate departments excluding pension costs, (b) a charge of ¥4,663 million for pension related items, and (c) ¥21,962 million related to tax items including adjustments of difference between actual tax rate and intercompany tax rate, and so on. (all amounts are after income tax effects)
Net income (loss) attributable to Mitsui & Co., Ltd. of “Adjustments and Eliminations” for the year ended March 31, 2008 includes (a) ¥23,487 million in general and administrative expenses of the corporate departments excluding pension costs, (b) a charge of ¥2,228 million for pension related items, and (c) ¥4,361 million related to tax items including adjustments of difference between actual tax rate and intercompany tax rate, and so on. (all amounts are after income tax effects)
	(4)	Transfers between operating segments are made at cost plus a markup.
	(5)	Operating income (loss) reflects the companies’ (a) gross profit, (b) selling, general and administrative expenses, and (c) provision for doubtful receivables, as presented in the Statements of Consolidated Income.
	(6)	As significant non-cash item, the amounts of loss on write-down of securities of the “Consumer Service & IT” and “Chemical” for the year ended March 31, 2009 were ¥35,235 and ¥30,000 million.
	(7)	During the year ended March 31, 2010, the companies changed the reporting of total trading transactions for transactions where the Company and certain subsidiaries serve as an agent, and not as a contracting party, from gross amounts, which included transaction volume exchanged between the contracting parties and commissions earned as an agent; to net amounts, which include only commissions. In relation to this change, the Operating Segment Information for the year ended March 31, 2009 and 2008 have been reclassified.
	(8)	Tax effects on investments in associated companies which were formerly included in “Equity in Earnings of Associated Companies” (After Income Tax Effect) are included in “Income Taxes” for the year ended March 31, 2010. At the same time, the line item, “Equity in Earnings of Associated Companies” (After Income Tax Effect) has been changed to “Equity in Earnings of Associated Companies—Net.” Reclassifications have been made to the Operating Segment Information for the year ended March 31, 2009 and 2008 to conform to the current year’s presentation.

PRODUCT INFORMATION

	Millions of Yen
	Iron and Steel	Non-Ferrous Metals	Machinery	Electronics & Information	Chemicals	Energy
Year ended March 31, 2010:
Revenues	¥623,491	¥118,134	¥291,098	¥94,150	¥1,117,925	¥1,134,080

Year ended March 31, 2009:
Revenues	¥865,582	¥197,481	¥394,179	¥132,348	¥1,414,909	¥1,692,008

Year ended March 31, 2008:
Revenues	¥801,290	¥79,669	¥478,205	¥180,762	¥1,318,579	¥1,998,962

	Millions of Yen
	Foods	Textiles	General Merchandise	Property and Service Business	Consolidated Total
Year ended March 31, 2010:
Revenues	¥536,277	¥26,623	¥13,633	¥141,034	¥4,096,445

Year ended March 31, 2009:
Revenues	¥611,248	¥26,686	¥19,361	¥150,987	¥5,504,789

Year ended March 31, 2008:
Revenues	¥572,561	¥37,756	¥40,494	¥206,834	¥5,715,112

Note:	The figures relating to discontinued operations are eliminated from each product amount and “Consolidated Total.” The figures for the years ended March 31, 2009 and 2008 have been reclassified to conform to the current year presentation.

GEOGRAPHIC AREA INFORMATION

	Millions of Yen
	Japan	United States	Australia	All Other	Consolidated Total
Year ended March 31, 2010:
Revenues	¥2,329,501	¥821,317	¥289,396	¥656,231	¥4,096,445

Year ended March 31, 2009:
Revenues	¥2,915,875	¥1,250,165	¥401,870	¥936,879	¥5,504,789

Year ended March 31, 2008 :
Revenues	¥3,181,526	¥1,408,076	¥229,853	¥895,657	¥5,715,112

Notes:	(1)	Revenues are attributed to countries based on the location of sellers.
	(2)	The Company changed the information from total trading transactions to revenues. Certain costs related to revenues presented net in accordance with ASC605-45, “Revenue Recognition—Principal Agent Considerations”, are not attributable to countries based on the location of customers. Therefore the Company provided total trading transaction attributed to countries based on the location of customers in previous years. In accordance with this change, the figures for the years ended March 31, 2009 and 2008 have been changed to conform to the current year presentation.
	(3)	The figures relating to discontinued operations are eliminated from each geographic area amount and “Consolidated Total.”

	Millions of Yen
	Japan	Australia	United States	All Other	Consolidated Total
At March 31, 2010:
Long-lived assets	¥503,230	¥403,219	¥103,028	¥193,083	¥1,202,560

At March 31, 2009:
Long-lived assets	¥491,840	¥322,121	¥144,579	¥186,954	¥1,145,494

At March 31, 2008:
Long-lived assets	¥489,269	¥353,521	¥150,517	¥207,475	¥1,200,782

There were no individual material customers with respect to revenues for the years ended March 31, 2010, 2009 and 2008.

SUPPLEMENTAL INCOME STATEMENT INFORMATION	12 Months Ended
Mar. 31, 2010
SUPPLEMENTAL INCOME STATEMENT INFORMATION
18.	SUPPLEMENTAL INCOME STATEMENT INFORMATION

Supplemental information related to the Statements of Consolidated Income is as follows:

	Millions of Yen
	2010	2009	2008
Depreciation of property and equipment	¥129,119	¥132,912	¥125,668
Research and development expenses	3,602	3,472	3,983
Advertising expenses	5,877	8,125	8,353
Foreign exchange (gains) losses—net	(20,422)	34,726	(2,887)

OTHER (INCOME) EXPENSE-NET	12 Months Ended
Mar. 31, 2010
OTHER (INCOME) EXPENSE-NET
19.	OTHER (INCOME) EXPENSE—NET

Other (income) expense—net for the years ended March 31, 2010, 2009 and 2008 consists of the following:

	Millions of Yen
	2010	2009	2008
Exploration expenses	¥14,729	¥15,292	¥9,802
Business interruption insurance	(3,356)	—	—
Foreign exchange (gains) losses—net	(20,422)	34,726	1,293
Other	8,650	(9,208)	(8,040)

Total	¥(399)	¥40,810	¥3,055

Note:	The figures for the years ended March 31, 2009 and 2008 related to discontinued operations have been reclassified.

The major factor of the recoveries of business interruption insurance is that Novus International, Inc., a 65% owned subsidiary of the Company, received insurance recoveries related to a business interruption claim due to the Hurricane Ike of ¥2,027 million for the year ended March 31, 2010. The insurance recoveries are included in the other (income) expense—net in the Statements of Consolidated Income for the year ended March 31, 2010.

INCOME TAXES	12 Months Ended
Mar. 31, 2010
INCOME TAXES
20.	INCOME TAXES

Income taxes in Japan applicable to the companies, imposed by the national, prefectural and municipal governments, in the aggregate resulted in normal effective statutory tax rates of approximately 41% for the years ended March 31, 2010, 2009 and 2008. Foreign subsidiaries are subject to income taxes of the countries in which they operate.

A reconciliation between the normal statutory tax rate in Japan applied to income from continuing operations and the effective income tax rate on income from continuing operations for the years ended March 31, 2010, 2009 and 2008 is summarized as follows:

	%
	2010	2009	2008
Normal statutory tax rate in Japan applied to income from continuing operations before income taxes and equity in earnings	41.0%	41.0%	41.0%
Increases (decreases) in tax rate resulting from:
Expenses not deductible for tax purposes and income not taxable—net	6.5	1.6	0.3
Application of lower tax rates to certain taxable income	(16.7)	(11.2)	(8.9)
Tax effects on dividends	(26.3)	(6.8)	1.2
Changes in valuation allowance—net	17.4	17.3	3.2
Higher tax rates for resource related taxes	11.7	9.1	6.7
Tax effects on investments in associated companies	33.6	14.8	14.8
Other—net	3.6	(2.1)	(0.7)

Effective income tax rate on income from continuing operations	70.8%	63.7%	57.6%

Amounts provided for income taxes for the years ended March 31, 2010, 2009 and 2008 are allocated as follows:

	Millions of Yen
	2010	2009	2008
Income taxes on income from continuing operations	¥89,217	¥154,167	¥229,620
(Loss) income from discontinued operations—net	(820)	1,099	49,452
Other comprehensive income (loss)	60,268	(130,785)	(127,732)

Total	¥148,665	¥24,481	¥151,340

The tax effects of significant temporary differences and carryforwards which result in deferred tax assets and liabilities at March 31, 2010 and 2009 are as follows:

	Millions of Yen
	2010	2009
Deferred Tax Assets:
Accrued pension costs and liability for severance indemnities	¥33,578	¥40,416
Allowance for doubtful receivables	11,832	17,152
Estimated losses	65,167	63,707
Impairment loss of long-lived assets	37,624	35,936
Loss carryforwards of subsidiaries and associated companies	84,405	67,126
Foreign currency translation	26,292	37,783
Tax credit carryforwards	36,867	39,020
Other	25,388	20,554

Total deferred tax assets	321,153	321,694
Valuation allowance	(164,124)	(153,781)

Deferred tax assets—net	157,029	167,913

Deferred Tax Liabilities:
Property	98,046	105,570
Investment securities	96,369	72,494
Undistributed earnings	206,230	186,771
Foreign currency translation	6,421	3,819
Other	8,770	9,624

Deferred tax liabilities	415,836	378,278

Net deferred tax liabilities	¥(258,807)	¥(210,365)

Net deferred tax liabilities at March 31, 2010 and 2009 are included in the Consolidated Balance Sheets as follows:

	Millions of Yen
	2010	2009
Current assets—Deferred tax assets—current	¥39,809	¥29,969
Deferred tax assets—Non-current	13,376	21,011
Current liabilities—Other current liabilities	(6,896)	(5,260)
Deferred tax liabilities—Non-current	(305,096)	(256,085)

Net deferred tax liabilities	¥(258,807)	¥(210,365)

The valuation allowance is provided principally on deferred tax assets for loss carryforwards of certain subsidiaries where it is more likely than not that a tax benefit will not be realized. During the years ended March 31, 2010, 2009 and 2008, the valuation allowances were increased by ¥10,343 million, increased by ¥54,732 million and increased by ¥18,704 million, respectively. For the years ended March 31, 2010, 2009 and 2008, adjustments of the beginning-of-the-year balance of the valuation allowances attributable to continuing operations were ¥63 million (loss), ¥15,247 million (loss) and ¥376 million (loss), respectively.

The tax benefits of operating loss carryforwards attributable to continuing operations for the years ended March 31, 2010, 2009 and 2008 were ¥14,361 million, ¥6,790 million and ¥2,886 million, respectively.

The amounts of undistributed earnings, which have been considered to be indefinitely reinvested into foreign subsidiaries and foreign corporate joint ventures, and for which deferred tax liabilities have not been recognized, were ¥883,014 million and ¥794,675 million at March 31, 2010 and 2009, respectively. Determination of the amount of unrecognized deferred income taxes with respect to these foreign earnings is not practicable. At March 31, 2010, the companies had aggregate operating loss carryforwards of ¥171,840 million, which are available to reduce taxable income in subsequent periods. If not utilized, such loss carryforwards expire as follows:

Millions of Yen
Within 5 years	¥32,681
After 5 to 10 years	69,889
After 10 to 15 years	764
After 15 years	68,506

Total	¥171,840

At March 31, 2010, certain subsidiaries had aggregate tax credit carryforwards of ¥36,867 million. If not utilized, such tax credit carryforwards expire within 3 years.

Income from continuing operations before income taxes and equity in earnings for the years ended March 31, 2010, 2009 and 2008 comprised the following:

	Millions of Yen
	The Company and its domestic subsidiaries	Foreign subsidiaries	Total
Year ended March 31, 2010	¥(30,452)	¥156,492	¥126,040

Year ended March 31, 2009	¥(9,408)	¥251,586	¥242,178

Year ended March 31, 2008	¥145,483	¥253,455	¥398,938

Income taxes on income from continuing operations for the years ended March 31, 2010, 2009 and 2008 comprised the following:

	Millions of Yen
	The Company and its domestic subsidiaries	Foreign subsidiaries	Total
Year ended March 31, 2010:
Current	¥37,568	¥68,000	¥105,568
Deferred	(19,263)	2,912	(16,351)

Total	¥18,305	¥70,912	¥89,217

Year ended March 31, 2009:
Current	¥31,685	¥103,539	¥135,224
Deferred	21,825	(2,882)	18,943

Total	¥53,510	¥100,657	¥154,167

Year ended March 31, 2008:
Current	¥81,898	¥90,597	¥172,495
Deferred	46,468	10,657	57,125

Total	¥128,366	¥101,254	¥229,620

On April 1, 2007, the companies adopted the provisions of ASC740 “Income Taxes” which was formerly FIN No. 48. The cumulative effect of applying the provisions was recorded as a decrease of ¥5,113 million to retained earnings—unappropriated as of April 1, 2007.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Millions of Yen
	2010	2009
Balance at beginning of year	¥4,300	¥8,343
Additions for tax positions of prior years	578	860
Additions for tax positions of current year	1,149	1,572
Reductions for tax positions of prior years	(655)	(194)
Settlements with tax authorities	(925)	(6,215)
Reductions due to lapse of statutes of limitation	(47)	(5)
Foreign currency translation adjustments and others	(169)	(61)

Balance at end of year	¥4,231	¥4,300

The total amounts of unrecognized tax benefits that, if recognized, would affect the effective tax rate as of March 31, 2010 and 2009 were approximately ¥3,783 million and ¥4,109 million, respectively.

The companies recognize interest expense and penalties accrued related to uncertain tax positions in income taxes—current. For the years ended March 31, 2010, 2009 and 2008, the companies recognized a net reduction in interest expense and penalties of ¥489 million, ¥93 million and ¥1,927 million, respectively. The companies had ¥220 million for the refund and ¥278 million for the payment of interest and penalties accrued as of March 31, 2010 and 2009, respectively.

A subsidiary engaging in exploration, development and production of oil and natural gas in Australia was audited by the Australian Taxation Office with regard to an acquisition cost of oil fields for the year ended March 31, 2006 and 2005 and received notices of tax assessment in November, 2009. While the subsidiary disagrees with the assessment and filed a suit in the Federal Court of Australia, the subsidiary has made a partial payment based on the notices of assessment. The subsidiary believes the amount of the tax liabilities for the year ended March 2006 and 2005 will be affected by the result of the legal procedure, which is still continuing. Under the assumption that the tax paid will be refunded, the subsidiary recorded the effect of this matter in the consolidated financial statements for the year ended March 31, 2010.

It is reasonably possible that the situation may change within the next 12 months, and the change could increase the gross unrecognized tax benefits by up to ¥7,257 million based on the current estimates.

As of March 31, 2010, the earliest tax years that remain subject to examination by major tax jurisdictions in which the companies operate are the year ended March 31, 2004 for Japan, the year ended March 31, 2007 for the United States of America, and the year ended March 31, 2006 for Australia.

CONTINGENT LIABILITIES	12 Months Ended
Mar. 31, 2010
CONTINGENT LIABILITIES
21.	CONTINGENT LIABILITIES

I.	GUARANTEES

The table below summarizes the companies’ guarantees as defined in ASC460, “Guarantees,” at March 31, 2010 and March 31, 2009. The maximum potential amount of future payments represents the amounts without consideration of possible recoveries under recourse provisions or from collateral held or pledged that the companies could be obliged to pay if there were defaults by guaranteed parties or there were changes in an underlying which would cause triggering events under market value guarantees and indemnification contracts. Such amounts bear no relationship to the anticipated losses on these guarantees and indemnifications, and, in the aggregate, they greatly exceed anticipated losses.

The companies evaluate risks involved for each guarantee in an internal screening procedure before issuing a guaranty and regularly monitor outstanding positions and record adequate allowance to cover losses expected from probable performance under these agreements. The companies believe that the likelihood to perform guarantees which will materially affect the consolidated financial position, results of operations, or cash flows of the companies is remote at March 31, 2010.

	Millions of Yen
	Expire within 1 year	Expire after 1 year	Total amount outstanding	Recourse provisions/ collateral	Maximum potential amount of future payments	Carrying amount of liabilities	Expire no later than
March 31, 2010:
Type of guarantees:
Financial guarantees:
Guarantees for third parties	¥118,981	¥41,277	¥160,258	¥29,781	¥189,381	¥893	2042
Guarantees for associated companies	18,910	62,978	81,888	5,671	124,074	4,719	2045
Guarantees to financial institutions for employees’ housing loans	—	5,382	5,382	—	5,382	—	2035

Total	¥137,891	¥109,637	¥247,528	¥35,452	¥318,837	¥5,612

Performance guarantees	¥1,401	¥4,875	¥6,276	¥2,925	¥6,276	—	2013

Market value guarantees:
Obligation to repurchase bills of exchange	¥56,910	—	¥56,910	¥53,516	¥56,910	—	2010
Minimum purchase price guarantees	—	¥8,177	8,177	—	8,177	¥224	2014
Residual value guarantees of leased assets	1,124	7,852	8,976	—	8,976	—	2015

Total	¥58,034	¥16,029	¥74,063	¥53,516	¥74,063	¥224

Derivative instruments	¥10,862	¥1,203	¥12,065	—	¥12,065	¥420

	Millions of Yen
	Expire within 1 year	Expire after 1 year	Total amount outstanding	Recourse provisions/ collateral	Maximum potential amount of future payments	Carrying amount of liabilities	Expire no later than
March 31, 2009:
Type of guarantees:
Financial guarantees:
Guarantees for third parties	¥32,091	¥101,428	¥133,519	¥27,854	¥188,036	¥1,322	2040
Guarantees for associated companies	9,889	64,137	74,026	7,023	127,528	2,998	2045
Guarantees to financial institutions for employees’ housing loans	—	6,493	6,493	—	6,493	—	2033

Total	¥41,980	¥172,058	¥214,038	¥34,877	¥322,057	¥4,320

Performance guarantees	¥1,402	¥9,928	¥11,330	¥3,653	¥11,330	¥22	2013

Market value guarantees:
Obligation to repurchase bills of exchange	¥35,979	¥612	¥36,591	¥30,660	¥36,591	—	2010
Minimum purchase price guarantees	—	8,936	8,936	—	8,936	¥357	2014

Total	¥35,979	¥9,548	¥45,527	¥30,660	¥45,527	¥357

Derivative instruments	¥28,569	¥5,401	¥33,970	—	¥33,970	¥5,231

(1) Financial guarantees

The companies provide various types of guarantees to the benefit of third parties and related parties principally to enhance their credit standings, and would be required to execute payments if a guaranteed party failed to fulfill its obligation with respect to a borrowing or trade payable.

Categories of financial guarantees are as follows:

Guarantees for third parties

The companies guarantee, severally or jointly with others, indebtedness of certain customers and suppliers in the furtherance of their trading activities.

Guarantees for associated companies

The companies, severally or jointly with others, issue guarantees for associated companies for the purpose of furtherance of their trading activities and credit enhancement of associated companies.

Guarantees to financial institutions for employees’ housing loans

As a part of its employee benefits program, the Company issues guarantees to financial institutions for employees’ housing loans. The maximum duration of the guarantees is 25 years. The Company obtains a mortgage on the employees’ assets, if necessary.

(2) Performance guarantees

Main items of performance guarantees are contractual guarantees of Toyo Engineering Corporation and other companies regarding plant construction contracts executed under the name of the guaranteed parties in the Middle East and other regions. The Company has pledged bank guarantees and performance bonds to the project owners, and in the case that Toyo Engineering Corporation failed to fulfill the contractual obligation, the project owners would execute bank guarantees and performance bonds to claim compensation for damages. Certain performance bonds ceased to be pledged at March 31, 2010.

In the furtherance of its trading activities, a subsidiary has issued guarantees for the performance of contracts to a customer. The subsidiary would be required to make payment if a guaranteed party fails to fulfill its obligation, however it is not practicable to determine the maximum potential amount of future payment and the amount is not represented since the amount to be compensated is not specified in those guarantees. No liability is recorded since the companies believe that the likelihood of those guarantees to be performed is considered to be remote at March 31, 2010 and March 31, 2009.

(3) Market value guarantees

Obligation to repurchase bills of exchange

In connection with export transactions, the Company issues bills of exchange, some of which are discounted by its negotiating banks. If a customer fails to fulfill its obligation with respect to the bills, the Company would be obligated to repurchase the bills based on the banking transaction agreement. The maximum potential amount of future payments is represented by the aggregate par value of the bills discounted by the banks, and the recourse provisions and collateral are represented by the amount backed by letters of credit from the issuing banks of the customers.

Minimum purchase price guarantees

To support financing activities of a partner of the joint venture which owns interests in oil & gas producing fields, a subsidiary has committed to bid a certain amount in the sale of the partner’s stock by the bank which provides financing for the partner if the partner defaults. The Company provides marketing services of aircraft for domestic and overseas airline companies, and as a part of such businesses, the Company issues market value guarantees on the aircraft for certain customers.

Residual Value guarantees of leased assets

As lessees in operating lease contracts, a subsidiary has issued residual value guarantees on the leased locomotives. On the date of expiration of the operating lease contracts, in case of sales of those leased locomotives to the third party, the subsidiary will be responsible for making up any shortfall between the actual sales price and the guaranteed price for sales of those leased locomotives to the third party.

(4) Derivative instruments

Certain derivative contracts, including written put options and credit default swaps, meet the accounting definition of guarantees under ASC460, “Guarantees,” when it is probable that the counterparties have underlying assets or liabilities related to the derivative contracts.

The companies consider the business relationship with counterparties and other circumstances in deciding whether it is probable that the counterparties have underlying assets or liabilities, and did not include the derivative contracts with certain financial institutions and traders.

ASC460, “Guarantees,” does not require disclosure about derivative contracts if such contracts permit or require net settlement and the companies have no basis for concluding that it is probable that the counterparties have underlying assets or liabilities.

The companies have written put options as a part of various derivative transactions related to energy, non-ferrous metals, precious metals and grain. The aggregation of notional amounts computed based on the strike prices and quantities of written options are disclosed as the total amount outstanding and the maximum potential amount of future payments. The carrying amount of liabilities is represented by the fair value of such written options recorded in the consolidated financial statements.

The companies manage the market and credit risks on these derivative instruments by monitoring fair values against loss limits and credit lines, and generally the maximum potential amount of future payments as stated above greatly overstates the companies’ exposure to market and credit risks.

(5) Indemnification contracts

Indemnification for cargo delivery

The companies have issued Discharging Letters of Indemnification (“DLOI”) to shipping companies for international trading activities. The maximum potential amount of future payments can not be estimated since the amount to be compensated is not specified in DLOI. No liability is recorded since the companies believe that there is little likelihood of incurring any loss from DLOI.

Joint obligation under membership agreement in commodity exchanges

The companies are members of major commodity exchanges in Japan and overseas. In connection with these memberships, the companies provide guarantees to the exchanges. Under the membership agreements, if a member becomes unable to satisfy its obligations to the exchange, the other members would be required to meet such shortfall apportioned among the non-defaulting members in a prescribed manner. The companies’ maximum potential amount of future payments related to these joint obligations is not quantifiable, however no liability is recorded since the companies believe that there is little likelihood of being required to make any payments under these obligations.

(6) Product warranties

Certain subsidiaries provide warranties, in relation to their sales of products, including residential houses and automobiles, for the performance of such products during specified warranty periods, and they are responsible for repair or payments of compensation against the claims by the customers regarding defects in performance or function. Estimated warranty costs are accrued at the time the products are sold based on the historical claim experiences.

Mitsui Bussan House-Techno, Inc., a 100% subsidiary engaged in the custom-made house building business, exited from the business due to the downturn of the business environment caused by declining demand, however, the companies retained the obligation for the future maintenance service, because Bussan Housing Maintenance Co., Ltd. a 100% subsidiary, assumed the obligation for periodical inspection and maintenance service for a contractual period after the completion.

A tabular reconciliation of changes in the estimated liabilities for product warranties for the years ended March 31, 2010, 2009 and 2008 is as follows:

	Millions of Yen
	2010	2009	2008
Balance at beginning of year	¥6,534	¥7,639	¥8,089
Payments made in cash or in kind	(415)	(1,018)	(563)
Accrual for warranties issued during the year	1,078	941	1,772
Changes in accrual related to pre-existing warranties	(1,435)	(1,028)	(1,659)

Balance at end of year	¥5,762	¥6,534	¥7,639

II.	LITIGATION

See note 28, “Subsequent Events,” for lawsuits on the oil spill of a drilling rig in the Gulf of Mexico.

Various claims and legal actions are pending against the companies in respect of contractual obligations and other matters arising out of the conduct of the companies’ business. Appropriate provision has been recorded for the estimated loss on claims and legal actions. In the opinion of management, any additional liabilities will not materially affect the consolidated financial position, results of operations, or cash flows of the Company.

VARIABLE INTEREST ENTITIES	12 Months Ended
Mar. 31, 2010
VARIABLE INTEREST ENTITIES
22.	VARIABLE INTEREST ENTITIES

The companies are involved with VIEs which mainly engage in leasing and financing activities within the Machinery & Infrastructure Projects, Energy and Logistics & Financial Markets Segments.

When evaluating whether the companies are the primary beneficiary of a VIE and must therefore consolidate the VIE, we perform a qualitative analysis that considers the design of the VIE, the nature of the companies’ involvement and the variable interests held by other parties. If that evaluation is inconclusive as to which party absorbs a majority of the VIE's expected losses or residual returns, a quantitative analysis is performed to determine who is the primary beneficiary.

Consolidated Variable Interest Entities

The VIEs that have been consolidated by the companies in accordance with ASC810,“Consolidation,” are described by groups aggregated by similar characteristics of risks and rewards of each VIE as follows (excluding consolidated VIEs where the companies also hold a majority of the voting interests in the entity unless the activities of the VIE are primarily related to securitizations, other forms of asset-backed financings, or single-lessee leasing arrangements):

As lessees in lease contracts concluded with a lessor that has been established for those lease contracts in Europe, certain subsidiaries have issued residual value guarantees of the leased vessels. On the date of expiration of lease contracts, such subsidiaries will either purchase the leased assets at a fixed price or be responsible for making up any shortfall between an actual sales price and the guaranteed value. The lessor of the leased vessels is a VIE (“Leasing VIE”), and the companies have consolidated the lessor as the primary beneficiary. The lessor is financed mainly by bank borrowings.

In addition, the companies hold senior investment securities without voting rights of VIEs whose operations are real estate development (“Real estate development VIEs”), as of March 31, 2010 and 2009. The companies also hold a majority of the voting interest in a VIE whose primary activity is chartering a vessel, which is a single-lessee leasing arrangement (“Vessel chartering VIE”), as of March 31, 2010 and 2009. These VIEs are financed mainly by issuance of bond, issuance of stock including preferred securities, a combination of these, or borrowings.

The companies held beneficial interests without voting rights of VIEs whose operations are investment management (“Investment management VIEs”), as of March 31, 2009. The Investment management VIEs which the companies consolidated as of March 31, 2009 ceased to be consolidated during the year ended March 31, 2010 due to the companies’ withdrawal of interest in the VIEs. The effect on the companies’ consolidated financial statements for the year ended March 31, 2010 was immaterial.

The companies’ involvement with the above consolidated VIEs as of March 31, 2010 and 2009 is as follows:

	Millions of Yen
March 31, 2010:		Amounts in the Consolidated Balance Sheets
Type of VIEs	Total Assets of VIEs	Assets	Liabilities
Leasing VIE	¥10,735	—	¥10,756
Real estate development VIEs	4,863	¥4,863	84
Vessel chartering VIE	3,334	3,334	6

Notes:	(1)	For Leasing VIE, liabilities are mainly short-term debt and deferred tax liabilities—non-current.
	(2)	For Real estate development VIEs, assets are mainly inventories, and liabilities are mainly accrued expenses.
	(3)	For Vessel chartering VIE, assets are mainly property leased to others—at cost, less accumulated depreciation.

	Millions of Yen
March 31, 2009:		Amounts in the Consolidated Balance Sheets
Type of VIEs	Total Assets of VIEs	Assets	Liabilities
Leasing VIE	¥11,900	¥112	¥11,896
Investment management VIEs	6,371	6,344	23
Real estate development VIEs	4,943	4,943	3,730
Vessel chartering VIE	3,682	3,662	6

Notes:	(1)	For Leasing VIE, liabilities are mainly short-term debt and deferred tax liabilities—non-current.
	(2)	For Investment management VIEs, assets are mainly cash and cash equivalents.
	(3)	For Real estate development VIEs, assets are mainly inventories, and liabilities are mainly long-term debt, less current maturities.
	(4)	For Vessel chartering VIE, assets are mainly property and equipment—at cost.

The consolidated real estate which includes land and buildings was pledged as collateral for Real estate development VIEs’ long-term debt, and was classified as real estate for sale, included in inventories in the Consolidated Balance Sheets, and the carrying amounts as of March 31, 2009 were ¥4,745 million. The consolidated Real estate development VIEs do not pledge any of their assets as collateral as of March 31, 2010 due to repayment of long-term debt in the VIEs.

The companies did not provide any financial or other support to the VIEs that they were not previously contractually obligated to provide for the years ended March 31, 2010 and 2009.

The creditors or beneficial interest holders of the consolidated VIEs do not have recourse to the general credit of the companies, except for the aforementioned residual value guarantees of the Leasing VIE.

Non-consolidated Variable Interest Entities

The VIEs that are not consolidated because the companies are not the primary beneficiary, but in which the companies have significant variable interests, are described as follows:

The companies are involved with and have significant variable interests in a number of VIEs that have been established to finance crude oil and LNG producing plants and equipment or to finance subordinated debts by providing guarantees or subordinated loans to the VIEs. Those VIEs provide financing for customers located principally in Latin America, Middle East, and Southeast Asia in the form of leases and loans. These entities are financed mainly by bank borrowings and issuance of stock including preferred securities.

The total assets of the non-consolidated VIEs in which the companies have significant variable interests, and the carrying amounts of assets and liabilities in the Consolidated Balance Sheets that relate to the companies’ variable interests in the VIEs, and the companies’ maximum exposure to loss as a result of the companies’ involvement with the VIEs as of March 31, 2010 and 2009 are as follows:

March 31, 2010:

Millions of Yen
Total Assets of VIEs	Assets and liabilities that relate to variable interests in VIEs		Maximum exposure to loss
	Carrying amounts of assets	Carrying amounts of liabilities
¥1,645,609	¥99,959	¥91	¥114,449

Notes:	(1)	The assets that relate to the companies’ variable interests in the VIEs are mainly investments and non-current receivables.
	(2)	The liabilities that relate to the companies’ variable interests in the VIEs are mainly other current liabilities.

March 31, 2009:

Millions of Yen
Total Assets of VIEs	Assets and liabilities that relate to variable interests in VIEs		Maximum exposure to loss
	Carrying amounts of assets	Carrying amounts of liabilities
¥1,728,170	¥98,964	¥2,887	¥123,871

Notes:	(1)	The assets that relate to the companies’ variable interestes in the VIEs are mainly investments and non-current receivables.
	(2)	The liabilities that relate to the companies’ variable interestes in the VIEs are mainly trade payables and advances from customers.

The total assets of the VIEs reflect the most current information available to the companies.

The amount of maximum exposure to loss represents a loss that the companies could incur from the variability in value of the leased assets, from financial difficulties of the customers or from other causes without consideration of possible recoveries through insurance and the like. In addition, the amount bears no relation to the loss anticipated to be incurred from the companies’ involvement with the VIEs and is considered to greatly exceed the anticipated loss. The liabilities that relate to the companies’ variable interests in the VIEs represent trade payables, advances from customers, and a liability as a guarantor recognized under ASC460,“Guarantees,” while the maximum exposure to loss represents the amounts of investments, advances and guarantees provided by the companies to the VIEs as of March 31, 2010 and 2009.

The companies did not provide any financial or other support to the VIEs that they were not previously contractually obligated to provide for the years ended March 31, 2010 and 2009.

EXIT OR DISPOSAL COST OBLIGATIONS	12 Months Ended
Mar. 31, 2010
EXIT OR DISPOSAL COST OBLIGATIONS
23.	EXIT OR DISPOSAL COST OBLIGATIONS

The Company focuses on the maximization of its consolidated corporate value. To achieve this objective, the Company is trying to strengthen its consolidated capabilities through optimal group management. The Company actively restructures its businesses to make them more efficient by regularly reassessing the business environment and operational objectives of each of its businesses.

In addition to these restructurings, the companies have disposed of certain long-lived assets based on reviews of whether the companies should keep holding those assets from the standpoint of profitability.

For the year ended March 31, 2010, the companies recorded total exit or disposal costs of ¥3,749 million, which consisted of losses on disposals and impairments of long-lived assets of ¥2,502 million, contract termination costs of ¥1,247 million. The line items in the Statements of Consolidated Income of the exit and disposal costs are impairment loss of long-lived assets of ¥531 million, other expense of ¥1,247 million and loss from discontinued operations-net (after income tax effect) of ¥1,971 million, all of which are before income tax effect. Of the total exit or disposal costs for the year ended March 31, 2010, ¥3,218 million was recorded in the Energy Segment. The companies do not expect to recognize additional material costs in future period relating to these restructurings.

For the year ended March 31, 2009, the companies did not record material exit or disposal costs.

For the year ended March 31, 2008, the companies recorded impairment losses on long-lived assets of ¥1,425 million as exit or disposal costs. Of the total exit or disposal costs for the year ended March 31, 2008, ¥1,240 million was recorded in the Logistics & Financial Markets Segment.

Exit or disposal activities for the year ended March 31, 2010 are expected to complete during the year ending March 31, 2011. Exit or disposal activities for the years ended March 31, 2009 and 2008 were completed in the years ended March 31, 2010 and 2009, respectively. Ending balances of liabilities for exit or disposal costs at March 31, 2010 were ¥1,247 million.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES	12 Months Ended
Mar. 31, 2010
DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
24.	DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The companies are exposed to market risks related to foreign currency exchange rates, interest rates and commodity prices in the ordinary course of business.

In order to offset or reduce these risks, the companies use derivative instruments, such as foreign exchange forward contracts, currency swap agreements, interest rate swap agreements, commodity future, forward, option and swap contracts, to hedge the exposure to changes in the fair value or expected future cash flows of recognized assets and liabilities, unrecognized firm commitments or forecasted transactions. The companies also use non-derivative financial instruments, such as foreign-currency-denominated debt, to hedge the foreign currency exposure in the net investment in a foreign operation.

The notional amounts of the companies' derivative instruments as of March 31, 2010 and 2009 were as follows:

	Billions of Yen
	March 31, 2010	March 31, 2009
Foreign exchange contracts	¥2,341	¥3,207
Interest rate contracts	2,023	1,927
Commodity contracts	23,801	57,264
Other contracts	4	23

Total derivative notional amounts	¥28,169	¥62,421

Foreign currency exchange rate risk hedging activities

The companies use derivative instruments, such as foreign exchange forward contracts, currency swap agreements and interest rate and currency swap agreements, to fix the expected future cash flows from foreign-currency-denominated receivables and payables resulting from selling and purchasing activities in currencies other than the local currency and long-term financing transactions as part of the companies’ global operations in many countries. The companies also use non-derivative financial instruments, such as foreign-currency-denominated debt, in order to hedge the foreign currency exposure in the net investment in a foreign operation.

Interest rate risk hedging activities

The companies use interest rate swap agreements and interest rate and currency swap agreements to diversify the sources of fund raising, reduce fund-raising costs, fix the expected future cash flows from long-term financial assets and liabilities with floating interest rates and reduce the exposure to changes in the fair value of long-term financial assets and liabilities with fixed interest rates.

Commodity price risk hedging activities

The companies use derivative instruments, such as commodity future, forward, option and swap contracts, to reduce the exposure to changes in the fair value of inventories and unrecognized firm commitments and to fix the expected future cash flows from forecasted transactions in marketable commodities, such as non-ferrous metals, crude oil and agricultural products.

Risk management policy

The companies have strictly separated the trading sections from the sections that record the results and positions of derivative instruments and are responsible for cash settlement and account confirmation with counterparties. Risk management sections classify the derivative transactions into trading transactions and hedging transactions. The distinction between trading and hedging transactions is strictly managed by confirming the correspondence with the hedged items for transactions for hedging purposes. Furthermore, these risk management sections comprehensively monitor, evaluate and analyze the positions of derivative instruments and report the results periodically to the Company’s executive officers in charge of risk management. Based on these reports, the executive officers assess derivative instruments and the market risks surrounding these instruments, and establish the companies’ risk management policy regarding derivative instruments.

Fair value hedges

Changes in the fair value of derivative instruments designated as hedging the exposure to changes in the fair value of recognized assets or liabilities or unrecognized firm commitments are recorded in earnings together with changes in the fair value of the corresponding hedged items attributable to the hedged risks.

The net gain or loss recognized in earnings representing the amount of the hedges’ ineffectiveness and the component of the derivative instruments’ gain or loss excluded from the assessment of hedge effectiveness were immaterial for the year ended March 31, 2010, 2009 and 2008.

The amount of net gain or loss recognized in earnings when a hedged firm commitment no longer qualifies as a fair value hedge was immaterial for the year ended March 31, 2010, 2009 and 2008.

The companies include the gain and loss on the hedged items in the same line item as the offsetting loss or gain on the derivative instruments designated as hedging instruments.

The following table presents the gain/(loss) on hedged items and derivative instruments designated and qualifying as a fair value hedge included within the Statement of Consolidated Income for the year ended March 31, 2010 and three-month period ended March 31, 2009:

Year Ended March 31, 2010	Millions of Yen
Income statement location	Hedged items	Gain (loss) on hedged items	Hedging instruments	Gain (loss) on hedging instruments
Interest expense	Long-term debt	¥(10,454)	Interest rate contracts and foreign exchange contracts	¥10,654
Other (income) expense—net	Long-term debt	200	Foreign exchange contracts	(194)
Cost of revenues	Firm commitments and inventories	1,128	Commodity contracts	(1,097)

Total		¥(9,126)		¥9,363

Three-Month Period Ended March 31, 2009	Millions of Yen
Income statement location	Hedged items	Gain (loss) on hedged items	Hedging instruments	Gain (loss) on hedging instruments
Interest expense	Long-term debt	¥3,968	Interest rate contracts and foreign exchange contracts	¥(4,356)
Other (income) expense—net	Long-term debt	9,848	Foreign exchange contracts	(10,486)

Total		¥13,816		¥(14,842)

Cash flow hedges

Changes in the fair value of foreign exchange forward contracts, currency swap agreements and interest rate and currency swap agreements designated as hedging instruments to hedge the exposure to variability in expected future cash flows of recognized assets or liabilities, unrecognized firm commitments and forecasted transactions denominated in foreign currencies are initially recorded as other comprehensive income (“OCI”) to the extent they are effective. The amounts in accumulated other comprehensive income (“AOCI”) are reclassified into earnings when earnings are affected by the hedged items.

Changes in the fair value of interest rate swap agreements designated as hedging instruments to reduce the exposure to variability in expected future cash flows of floating-rate financial assets and liabilities are initially recorded as OCI to the extent they are effective. The amounts in AOCI are reclassified into earnings as interest income and expense when earnings are affected by the hedged items.

Changes in the fair value of commodity forward and swap contracts designated as hedging instruments to hedge the exposure to variability in expected future cash flows of the marketable commodities are initially recorded as OCI to the extent they are effective. The amounts in AOCI are reclassified into earnings as sales of products or cost of products sold when earnings are affected by the hedged transactions.

The ineffective portion of the hedging instruments’ gain or loss and the component of the derivative instruments’ gain or loss excluded from the assessment of hedge effectiveness are reported in earnings immediately. If the hedged forecasted transaction will not occur by the end of the originally specified time period, gain or loss on the hedging instrument reported in AOCI is reclassified into earnings. These amounts were immaterial for the years ended March 31, 2010 and 2008, and a net loss of ¥10,255 million for the year ended March 31, 2009.

The estimated net amount of the existing gains or losses in AOCI at March 31, 2010 that is expected to be reclassified into earnings within the next 12 months is a net gain of ¥918 million.

The maximum length of time over which the companies are hedging their exposure to the variability in expected future cash flows for forecasted transactions (excluding those forecasted transactions related to the payment of variable interest on existing financial instruments) is 13 months. Foreign exchange forward contracts are used as hedging instruments for the forecasted transactions.

Hedges of the net investment in a foreign operation

The foreign currency transaction gain or loss on the derivative instrument and the non-derivative financial instrument that are designated as, and are effective as, hedging instruments to hedge the foreign currency exposure of a net investment in a foreign operation are recorded as foreign currency translation adjustments within OCI to the extent they are effective as a hedge.

Derivative instruments for trading purposes and risk management policy

The Company and certain subsidiaries use derivative instruments such as foreign exchange forward contracts, interest rate swap agreements and commodity future, forward, swap and option contracts for trading purposes. The Company’s executive officers in charge of risk management have set strict position and loss limits for these instruments. Independent back and middle offices strictly separated from trading sections (front offices) monitor, evaluate and analyze the position of trading transactions and market risks. Those results are periodically reported to the executive officers. Among others, VaR (Value at Risk: Statistical measure of the potential maximum loss in the fair value of a portfolio resulting from adverse market movements in the underlying risk factors such as foreign currency exchange rates, interest rates and commodity prices, over a defined period, within a certain confidence level) is used to measure the market risks of derivative instruments for trading purposes.

The following table presents the fair value of derivative instruments included within the Consolidated Balance Sheets as of March 31, 2010 and 2009:

Derivative instruments designated as hedging instruments under ASC 815 “Derivatives and Hedging”

	Millions of Yen
Derivative instruments	Balance sheet location	March 31, 2010	March 31, 2009	Balance sheet location	March 31, 2010	March 31, 2009
		Fair value	Fair value		Fair value	Fair value
Foreign exchange contracts	Derivative assets	¥7,053	¥8,276	Derivative liabilities	¥1,964	¥2,669
	Non-current receivables, less unearned interest	12,026	13,960	Other Long-Term Liabilities	3,544	1,865
Interest rate contracts	Derivative assets	434	537	Derivative liabilities	354	766
	Non-current receivables, less unearned interest	27,582	25,600	Other Long-Term Liabilities	4,959	7,762
Commodity contracts	Derivative assets	966	5,611	Derivative liabilities	889	1,814

Total		¥48,061	¥53,984		¥11,710	¥14,876

Derivative instruments not designated as hedging instruments under ASC 815 “Derivatives and Hedging”

	Millions of Yen
	Balance sheet location	March 31, 2010	March 31, 2009	Balance sheet location	March 31, 2010	March 31, 2009
Derivative instruments		Fair value	Fair value		Fair value	Fair value
Foreign exchange contracts	Derivative assets	¥18,856	¥32,032	Derivative liabilities	¥23,669	¥43,513
	Non-current receivables, less unearned interest(*)	10,434	8,361	Other Long-Term Liabilities	12,938	12,003
Interest rate contracts	Derivative assets	4,222	246	Derivative liabilities	3,069	119
	Non-current receivables, less unearned interest(*)	8,497	583	Other Long-Term Liabilities	10,623	2,700
Commodity contracts	Derivative assets	919,170	4,380,103	Derivative liabilities	919,872	4,350,322
	Non-current receivables, less unearned interest(*)	465,281	1,381,968	Other Long-Term Liabilities	481,513	1,374,221
Credit contracts				Derivative liabilities Other Long-Term Liabilities	— 32	221 —

Total		¥1,426,460	¥5,803,293		¥1,451,716	¥5,783,099

(*)	The balance sheet location, “Non-current receivables, less unearned interest” has been corrected from “Other Assets”, which was shown in the financial statements for the year ended March 31, 2009.

As of March 31, 2010 and March 31, 2009, the amount of receivables in respect of cash collateral paid that was netted against derivative liabilities was ¥90,063 million and ¥260,366 million, respectively. The amount of payables associated with cash collateral received that was netted against derivative assets was ¥38,077 million and ¥132,511 million, respectively. Cash collateral receivables and payables of ¥19,763 million and ¥3,896 million, respectively, as of March 31, 2010, and ¥36,358 million and ¥19,415 million, respectively as of March 31, 2009 were not offset.

Non-derivative designated as hedging instruments under ASC 815 “Derivatives and Hedging”

	Millions of Yen
		March 31, 2010	March 31, 2009
Hedging instruments	Balance sheet location	Carrying amount	Carrying amount
Foreign-currency-denominated debt	Current maturities of long-term debt	¥10,770	¥12,782
	Long-term Debt, less Current Maturities(*)	134,207	90,047

Total		¥144,977	¥102,829

(*)	The carrying amount in the above table of “Long-term Debt, less Current Maturities” at March 31, 2009 has been corrected due to immaterial error from ¥77,670 million to ¥90,047 million.

The following tables present the amount affecting the Statements of Consolidated Income and other comprehensive income for the year ended March 31, 2010 and three-month period ended March 31, 2009:

Derivative instruments in ASC 815 fair value hedging relationships

Year Ended March 31, 2010	Millions of Yen
Derivative instruments	Location of gain (loss) recognized in income of derivative instruments	Amount of gain (loss) recognized in income on derivative instruments
Foreign exchange contracts	Interest expense	¥304
	Other (income) expense—net	(194)
Interest rate contracts	Interest expense	10,350
Commodity contracts	Cost of products sold	(1,097)

Total		¥9,363

Three-Month Period Ended March 31, 2009	Millions of Yen
Derivative instruments	Location of gain (loss) recognized in income of derivative instruments	Amount of gain (loss) recognized in income on derivative instruments
Foreign exchange contracts	Interest expense	¥(260)
	Other (income) expense—net	(10,486)
Interest rate contracts	Interest expense	(4,096)

Total		¥(14,842)

Derivative instruments in ASC 815 cash flow relationships

	Millions of Yen
Year Ended March 31, 2010	Effective portion			Ineffective portion and amount excluded from effective testing
Derivative instruments	Amount of gain (loss) recognized in OCI on derivative instruments	Location of gain (loss) reclassified from AOCI into income	Amount of gain (loss) reclassified from AOCI into income	Location of gain (loss) recognized in income on derivative instruments	Amount of gain (loss) recognized in income on derivative instruments
Foreign exchange contracts	¥11,551	Sales of products	¥14,470
		Sales of services	(14)
		Cost of products sold	(49)
		Other (income) expense—net	(5,236)
Interest rate contracts	289	Interest income	5
		Interest expense	564
Commodity contracts	322	Sales of products	6,262	Sales of products	¥(74)
		Cost of products sold	(38)

Total	¥12,162		¥15,964		¥(74)

	Millions of Yen
Three-Month Period Ended March 31, 2009	Effective portion			Ineffective portion and amount excluded from effective testing
Derivative instruments	Amount of gain (loss) recognized in OCI on derivative instruments	Location of gain (loss) reclassified from AOCI into income	Amount of gain (loss) reclassified from AOCI into income	Location of gain (loss) recognized in income on derivative instruments	Amount of gain (loss) recognized in income on derivative instruments
Foreign exchange contracts	¥5,260	Sales of products	¥(14,218)
		Sales of services	313
		Cost of services sold	(232)
		Other (income) expense—net	4,012
Interest rate contracts	(1,046)	Interest income	(3,418)
Commodity contracts	4,388	Cost of products sold	(1,380)	Cost of products sold	¥(353)

Total	¥8,602		¥(14,923)		¥(353)

Derivative instruments and hedging instruments in ASC 815 net investment hedging relationships

	Millions of Yen
Year Ended March 31, 2010	Effective portion			Ineffective portion and amount excluded from effective testing
Derivative instruments	Amount of gain (loss) recognized in OCI on derivative instruments	Location of gain (loss) reclassified from AOCI into income	Amount of gain (loss) reclassified from AOCI into income	Location of gain (loss) recognized in income on derivative instruments	Amount of gain (loss) recognized in income on derivative instruments
Foreign exchange contracts	¥3,745			Interest expense	¥(221)
				Other (income) expense—net	1,848
Foreign-currency -denominated debt	7,525	Other (income) expense—net	¥(201)	Other (income) expense—net	(10)

Total	¥11,270		¥(201)		¥1,617

	Millions of Yen
Three-Month Period Ended March 31, 2009	Effective portion			Ineffective portion and amount excluded from effective testing
Derivative instruments	Amount of gain (loss) recognized in OCI on derivative instruments	Location of gain (loss) reclassified from AOCI into income	Amount of gain (loss) reclassified from AOCI into income	Location of gain (loss) recognized in income on derivative instruments	Amount of gain (loss) recognized in income on derivative instruments
Foreign exchange contracts	¥(9,595)			Other (income) expense—net	¥975
Foreign-currency -denominated debt	(5,024)	Other (income) expense—net	¥(319)

Total	¥(14,619)		¥(319)		¥975

Derivative instruments not designated as hedging instruments under ASC 815

Year Ended March 31, 2010	Millions of Yen
Derivative instruments	Location of gain (loss) recognized in income of derivative instruments	Amount of gain (loss) recognized in income on derivative instruments
Foreign exchange contracts	Other sales	¥(261)
	Cost of products sold	(712)
	Interest income	50
	Interest expense	(372)
	Other (income) expense—net	(17,780)
Interest rate contracts	Other sales	(67)
	Interest income	154
	Interest expense	765
	Other (income) expense—net	510
Commodity contracts	Sales of products	(14,011)
	Other sales	15,120
	Cost of products sold	(16,517)
	Other (income) expense—net	477
Credit contracts	Other (income) expense—net	(389)

Total		¥(33,033)

Three-Month Period Ended March 31, 2009	Millions of Yen
Derivative instruments	Location of gain (loss) recognized in income of derivative instruments	Amount of gain (loss) recognized in income on derivative instruments
Foreign exchange contracts	Other sales	¥959
	Cost of services sold	(184)
	Interest income	223
	Interest expense	(132)
	Other (income) expense—net	(5,693)
Interest rate contracts	Other sales	(1,103)
Commodity contracts	Sales of products	(3,808)
	Other sales	(1,491)
	Cost of products sold	(979)
	Other (income) expense—net	140
Credit contracts	Other (income) expense—net	(117)

Total		¥(12,185)

Credit-risk-related contingent features

Certain of the companies’ derivative instruments mainly for commodity future, forward, option and swap contracts contain provisions that require the companies’ debt to maintain a certain credit rating from each of the major credit rating agencies such as Standard & Poor’s Services. If the credit rating of the companies’ debt is to fall below a designated credit rating, it will be in violation of these provisions, and the counterparties to the derivative instruments can request early termination or demand immediate and ongoing overnight collateralization on derivative instruments in net liability positions. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a liability position on March 31, 2010, was ¥124,643 million (¥31,211 million on the net basis of liability position after offsetting derivative assets against derivative liabilities in accordance with the adoption of ASC 210-20 “Balance Sheet: Offsetting ”, which was formerly FIN No. 39, “Offsetting of Amounts Related to Certain Contracts, an interpretation of APB Opinion No. 10 and FASB Statement No. 105”). We have posted collateral of ¥18,289 million in the normal course of business associated with these contracts. If the credit-risk-related contingent features underlying these agreements were triggered on March 31, 2010, the aggregate fair value of additional assets that would be required to be posted as collateral and/or the aggregate fair value of assets needed to settle the instrument would be ¥14,097 million.

FINANCIAL INSTRUMENTS	12 Months Ended
Mar. 31, 2010
FINANCIAL INSTRUMENTS
25.	FINANCIAL INSTRUMENTS

FAIR VALUE OF FINANCIAL INSTRUMENTS

In accordance with the requirements of ASC825-10-50, “Disclosures about Fair Value of Financial Instruments,” the companies have provided the following fair value estimates and information about valuation methodologies.

Quoted market prices, where available, are used to estimate fair values of financial instruments. However, quoted market prices are not available for a substantial portion of the financial instruments. Accordingly, fair values for such financial instruments are estimated using discounted cash flow analysis or other valuation techniques.

Current financial assets other than marketable securities and current financial liabilities

The carrying amount approximates the fair value of the majority of these instruments because of their short maturities.

Marketable securities and other investments

See Note 5, “MARKETABLE SECURITIES AND OTHER INVESTMENTS.” and Note 26, “FAIR VALUE MEASUREMENTS.”

Non-current receivables and advances to associated companies

The fair values of non-current receivables, including fixed rate, long-term loans receivable, are estimated by discounted cash flow analysis, using interest rates currently being offered for loans or accounts receivable with similar terms to borrowers or customers of similar credit quality and remaining maturities. The carrying amounts of loans with floating rates approximate the fair value.

Long-term debt

The fair values for long-term debt, except for debt with floating rates whose carrying amounts approximate fair value, are estimated by discounted cash flow analysis, using rates currently available for similar types of borrowings with similar terms and remaining maturities.

Financial guarantees and financing commitments

The fair values of financial guarantees are estimated based on the present values of expected future cash flows, considering the remaining terms of the arrangements and the counterparties’ credit standings.

The companies have not estimated the fair values of financing commitments because management does not believe it is practicable to estimate the fair values due to uncertainty involved in attempting to assess the likelihood and timing of commitments being drawn upon, coupled with the lack of an established market. However, management believes the likelihood is remote that material payments will be required under these financing commitments.

Derivative financial instruments

See Note 26, “FAIR VALUE MEASUREMENTS.”

The estimated fair values of certain financial instruments at March 31, 2010 and 2009 were as follows:

	Millions of Yen
	2010		2009
	Carrying amount	Fair value	Carrying amount	Fair value
Financial Assets (other than derivative financial instruments):
Current financial assets other than marketable securities	¥3,467,283	¥3,467,283	¥3,328,151	¥3,328,151
Non-current receivables and advances to associated companies (less allowance for doubtful receivables)	267,594	268,190	296,517	298,231

Financial Liabilities (other than derivative financial instruments):
Current financial liabilities	1,824,030	1,824,030	2,055,416	2,055,416
Long-term debt (including current maturities)	3,386,747	3,444,758	3,408,206	3,476,001

Note:	The amounts of “Carrying amount” and “Fair value” related to Non-current receivables and advances to associated companies (less allowance for doubtful receivables) at March 31, 2009 have been corrected due to an immaterial error from ¥358,676 million and ¥360,390 million to ¥296,517 million and ¥298,231 million, respectively.

CONCENTRATION OF CREDIT RISK

The companies’ global operations include a variety of businesses with diverse customers and suppliers, which reduces concentrations of credit risks. The companies mainly deal with selective international financial institutions to minimize the credit risk exposure of derivative financial instruments. Credit risk represents the likelihood that the counterparties may be unable to meet the terms of the agreements. Management does not expect any significant losses as a result of counterparty default on financial instruments. Credit risk is managed with approvals of credit line by management and monitoring counterparty’s operations continuously. The companies require counterparty to post collateral, if necessary.

FAIR VALUE MEASUREMENTS	12 Months Ended
Mar. 31, 2010
FAIR VALUE MEASUREMENTS
26.	FAIR VALUE MEASUREMENTS

ASC 820 “Fair Value Measurements and Disclosures,” defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 “Fair Value Measurements and Disclosures” establishes the fair value hierarchy that may be used to measure fair value which is provided as follows:

Level 1

Quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2

Inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include the following:

(1)	Quoted prices for similar assets or liabilities in active markets

(2)	Quoted prices for identical or similar assets or liabilities in markets that are not active

(3)	Inputs other than quoted prices that are observable for the asset or liability

(4)	Inputs that are derived principally from or corroborated by observable market data by correlation or other means

Level 3

Unobservable inputs for the asset or liability.

Effective January 1, 2010, the companies adopted ASU 2010-06, “Improving Disclosures about Fair Value Measurements,” and recognize transfers of assets or liabilities between levels of the fair value hierarchy as of the end of each reporting period when the transfers occur.

Valuation Techniques

Primary valuation techniques used for each financial instrument and nonfinancial asset measured at fair value are as follows:

Securities

•	Marketable equity securities and debt securities are measured at fair value.

•	Publicly-traded, marketable equity securities are valued using quoted market prices and classified as level 1.

•

Debt securities, consisting principally of preferred stock that must be redeemed and government bonds, are valued using a discounted cash flow analysis or quoted prices obtained from third parties, and classified as level 2.

•	The financing bills and commercial papers included in cash and cash equivalents are valued using quoted prices obtained from third parties. These are classified as level 2.

•

In the event of an other-than-temporary decline in fair value of non-marketable equity securities and investments in associated companies, these are measured at fair value. The investments in listed associated companies are valued based on quoted market prices. These are classified as level 1. The investments in unlisted associated companies and non-marketable equity securities are valued based on the net assets value of its investment adjusted using cash flows and other factors that would impact the fair value. These are classified as level 3.

Derivative Instruments

•	Derivative instruments mainly consist of derivative commodity instruments and derivative financial instruments.

•

Exchange-traded derivative commodity instruments valued using quoted market prices are classified as level 1. The valuation for certain derivative commodity instruments is based upon adjusted quoted prices. These derivative commodity instruments are classified as level 2 or level 3 depending on the level of adjustment made.

•

Derivative financial instruments classified as level 2 are mainly valued by a discounted cash flow analysis using foreign exchange and interest rates or quoted prices currently available for similar types of agreements.

Nonfinancial Assets

•	Long-lived assets include tangible assets and identifiable intangible assets subject to amortization.

•	The assets are valued based on independent appraisals, prices for similar assets or discounted future cash flows whichever management considers most appropriate and categorized as level 3.

•	Goodwill classified as level 3 is mainly valued on the basis of the fair value of the subsidiary, which is measured using discounted cash flows or third party valuations.

Assets and liabilities measured at fair value on a recurring basis

Assets and liabilities measured at fair value on a recurring basis at March 31, 2010 and March 31, 2009 are as follows:

	Millions of Yen
March 31, 2010	Fair value measurements using			Netting adjustments*	Total fair value
	Level 1	Level 2	Level 3
Assets:
Equity securities and debt securities:
Marketable equity securities (Japan)	¥416,844	—	—
Marketable equity securities (Non-Japan)	59,335	—	¥8,663
Preferred stock that must be redeemed	—	¥74,595	—
Government bonds	—	8,036	—
Other securities	—	1,891	—

Total equity securities and debt securities	¥476,179	¥84,522	¥8,663	—	¥569,364
Derivative assets
Foreign exchange contracts	—	¥48,369	—
Interest rate contracts	¥3,104	37,631	—
Commodity contracts	16,531	1,367,885	¥1,001

Total derivative assets (current and non-current)	¥19,635	¥1,453,885	¥1,001	¥(1,296,721)	¥177,800
Total assets	¥495,814	¥1,538,407	¥9,664	¥(1,296,721)	¥747,164

Liabilities:
Derivative liabilities
Foreign exchange contracts	—	¥42,115	—
Interest rate contracts	¥2,697	16,308	—
Commodity contracts	18,475	1,376,247	¥7,552
Other contracts	32	—	—

Total derivative liabilities (current and non-current)	¥21,204	¥1,434,670	¥7,552	¥(1,348,707)	¥114,719

Total liabilities	¥21,204	¥1,434,670	¥7,552	¥(1,348,707)	¥114,719

	Millions of Yen
March 31, 2009	Fair value measurements using			Netting adjustments*	Total fair value
	Level 1	Level 2	Level 3
Assets:
Equity securities and debt securities	¥398,676	¥86,788	—	—	¥485,464
Derivative assets (current and non-current)	2,972	5,849,246	¥5,059	¥(5,479,748)	377,529

Total assets	¥401,648	¥5,936,034	¥5,059	¥(5,479,748)	¥862,993

Liabilities:
Derivative liabilities (current and non-current)	¥3,638	¥5,771,858	¥22,479	¥(5,607,603)	¥190,372

*	Amounts of netting adjustments include the impact of legally enforceable master netting agreements that allow the companies to settle positive and negative positions and also cash collateral held or placed with the same counterparties.

Reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended March 31, 2010 is as follows:

	Millions of Yen
	Fair value measurements using significant unobservable inputs (Level 3)
	Beginning balance	Total gains or losses (realized/unrealized)		Purchases, sales, issuances, and settlements	Transfers into and/or out of Level 3	Translation adjustments	Ending balance	The amount of total losses for the year included in earnings attributable to the change in unrealized gains or losses relating to assets still held at the reporting date
		Included in earnings	Included in other comprehensive income (loss)
Derivative assets (liabilities)—net
Commodity contracts	¥(17,420)	¥898	—	¥14,500	¥(5,635)	¥1,106	¥(6,551)	¥(6,554)
Equity securities and debt securities
Marketable equity securities (Non-Japan)	—	(1,941)	—	1,322	9,613	(331)	8,663	(1,635)

	Millions of Yen
	Other sales	Cost of products sold	Loss on write-down of securities	Total losses
Total gains or (losses) included in earnings for the year	¥1,315	¥(2,052)	¥(306)	¥(1,043)
Change in unrealized losses relating to assets still held at the reporting date	(6,987)	(1,202)	—	(8,189)

Reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended March 31, 2009 is as follows:

	Millions of Yen
	Fair value measurements using significant unobservable inputs (Level 3)
	Beginning balance	Total gains or losses (realized/unrealized)		Purchases, sales, issuances, and settlements	Transfers in and/or out of Level 3	Ending balance	The amount of total gains for the year included in earnings attributable to the change in unrealized gains or losses relating to assets still held at the reporting date
		Included in earnings	Included in other comprehensive income (loss)
Derivative assets (liabilities)— net	¥4,040	¥(2,560)	—	¥(953)	¥(17,947)	¥(17,420)	¥1,598

Gains and losses (realized and unrealized) included in earnings for the year ended March 31, 2009 are recorded in the Statements of Consolidated Income as follows:

	Millions of Yen
	Other sales	Cost of products sold	Total gains (losses)
Total gains or (losses) included in earnings for the year	¥(3,271)	¥711	¥(2,560)
Change in unrealized gains relating to assets still held at the reporting date	838	760	1,598

Assets and liabilities measured at fair value on a nonrecurring basis

Certain non-marketable equity securities and investments in associated companies are written down to fair value if the fair value of these investments has declined and such decline is judged to be other-than-temporary. The investments in listed associated companies are measured at fair value using unadjusted quoted prices in active markets for identical assets. Non-marketable equity securities and investments in unlisted associated companies are primarily valued by unobservable inputs based on financial information obtained from counterparties or third parties.

Financial assets measured at fair value on a nonrecurring basis for the years ended March 31, 2010 and March 31, 2009 are as follows:

	Millions of Yen
		Fair value measurements using			Year Ended March 31, 2010 Total losses
	Fair value	Level 1	Level 2	Level 3
Non-marketable equity securities
Japan	¥11,832	—	¥2,735	¥9,097	¥(26,992)
Non-Japan	4,363	—	—	4,363	(4,396)

Total non-marketable equity securities	¥16,195	—	¥2,735	¥13,460	¥(31,388)

Investments in associated companies
Japan	¥43,366	¥43,366	—	—	¥(16,075)
Non-Japan	1,270	—	—	¥1,270	(12,377)

Total investments in associated companies	¥44,636	¥43,366	—	¥1,270	¥(28,452)

	Millions of Yen
		Fair value measurements using			Year Ended March 31, 2009 Total losses
	Fair value	Level 1	Level 2	Level 3
Non-marketable equity securities	¥31,914	—	—	¥31,914	¥(38,263)
Investments in associated companies	108,627	¥96,427	—	12,200	(75,406)

Long-lived assets are reviewed for impairment using undiscounted future cash flows whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. If the sum of the undiscounted future cash flows is less than the carrying amount of the assets, the assets are determined to be impaired and written down to the amount of fair value. Long-lived assets are primarily valued by unobservable inputs based on an operating plan reflecting the most recent condition of the long-lived assets or prices for similar assets.

The carrying amount of goodwill is assessed for impairment annually or upon the occurrence of an indicator of impairment. If the implied fair value of goodwill, which is measured on the basis of the fair value of the subsidiary, falls below the carrying amount of goodwill, an impairment loss is recognized in the amount equal to the excess of the carrying amount of goodwill over the implied fair value of goodwill. Goodwill is primarily valued by unobservable inputs based on financial information including the business plan of the subsidiary.

Nonfinancial assets measured at fair value on a nonrecurring basis for the year ended March 31, 2010 are as follows:

	Millions of Yen
		Fair value measurements using
	Fair value	Level 1	Level 2	Level 3	Year Ended March 31, 2010 Impairment losses
Long-lived assets	¥7,324	—	—	¥7,324	¥(8,715)
Goodwill	5,428	—	—	5,428	(9,907)

SUPPLEMENTAL CASH FLOW INFORMATION	12 Months Ended
Mar. 31, 2010
SUPPLEMENTAL CASH FLOW INFORMATION
27.	SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental information related to the Statements of Consolidated Cash Flows is as follows:

	Millions of Yen
	2010	2009	2008
Cash paid during the year for:
Interest	¥59,103	¥83,962	¥110,013
Income taxes, net of refunds (Note 20)	106,256	254,951	184,325
Non-cash investing and financing activities:
Exchange of shares in connection with business combinations and reorganizations involving investees:
Fair market value of shares received	—	29,600	26,787
Cost of shares surrendered	—	24,358	23,390
Common stock issued upon conversion of convertible bonds	3,705	4,159	28,616
Acquisitions of subsidiaries (Note 3):
Fair value of assets acquired	—	19,409	117,483
Fair value of liabilities assumed	—	7,383	59,000
Acquisition costs of subsidiaries	—	12,026	58,483
Non-cash acquisition cost	—	—	3,316
Pre-acquisition carrying amount of equity method investment	—	3,026	—
Cash acquired	—	7,792	2,951
Acquisitions of subsidiaries, net of cash acquired	—	1,208	52,216

SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2010
SUBSEQUENT EVENTS
28.	SUBSEQUENT EVENTS

The Oil Spill Incident of a Drilling Rig in the Gulf of Mexico

On April 20, 2010, a third party semi-submersible drilling rig, known as the Deepwater Horizon rig, which was conducting exploration work on the Mississippi Canyon 252 block in the Gulf of Mexico, experienced an explosion, which sank the rig and resulted in a spill of hydrocarbons from the well. Since the explosion, there has been an on-going, large-scale well-control and clean-up effort. MOEX Offshore 2007 LLC (“MOEX Offshore”) holds a 10% minority non-operating interest in the Mississippi Canyon 252 lease on which the Deepwater Horizon rig was drilling. MOEX Offshore is a wholly owned subsidiary of MOEX USA Corporation (MOEX USA), which in turn is wholly owned by Mitsui Oil Exploration Co., Ltd. (“MOECO”), in which Mitsui & Co., Ltd. (“Mitsui”) holds a 69.91% equity interest.

MOEX Offshore has received, and expects to continue to receive, invoices from BP Exploration and Production Inc. (“BP”) seeking reimbursement of costs incurred by BP related to BP’s response to the Deepwater Horizon incident. As of August 13, 2010, the aggregate amount of costs covered by these invoices is approximately US $974 million. In light of the numerous ongoing investigations that are currently taking place to determine the facts and circumstances surrounding the incident, the numerous lawsuits that are pending and the others that are expected to be commenced against MOEX Offshore and its affiliates and the provisions of the operating agreement relating to the well that affect the respective rights and responsibilities of the three holders of interests in the lease for costs associated with the incident, MOEX Offshore is undertaking a very careful and independent review of BP’s claims for reimbursement. For the reasons expressed above, MOEX Offshore is withholding payment of the referenced invoices, pending further discussions with BP and its affiliates and the resolution of the outstanding issues referenced above.

MOECO, MOEX USA, MOEX Offshore and Mitsui & Co. (U.S.A.), Inc. have been named as defendants in various legal actions.

Given our indirect equity interest in a non-operating interest holder of the lease on which the Deepwater Horizon rig was drilling, and in light of the outstanding issues referenced above, we are currently unable to estimate the potential liability of MOEX Offshore or its affiliates, if any, for the costs associated with the Deepwater Horizon incident in the Gulf of Mexico.

Mitsui recognized the impairment losses for the amount to acquire the interest of this lease that were booked as Property and Equipment (Mineral rights) in Impairment loss of long-lived assets, and also recognized expenses relating to the well in Other expense—net for the three-month period ended June 30, 2010. Other than that, Mitsui is unable, at this time, to determine the impact, if any, the damage of the incident will have on its future consolidated financial position, consolidated operating results or consolidated cash flows.

Acquisition of natural-gas-fired power stations in Mexico

On June 2, 2010, MT Falcon Holdings Company S.A.P.I. de C.V., a 70% owned subsidiary of the Company, acquired a portfolio of companies holding five gas-fired combined cycle power stations in Mexico, as well as relevant companies including a pipeline company for ¥112,324 million (U.S. $1,241 million), as further discussed in Note 3.

Approval for the payment of a cash dividend

On June 23, 2010, the shareholders approved the payment of a cash dividend to shareholders of record on March 31, 2010 of ¥11 per share or a total of ¥20,081 million at the Company’s ordinary general meeting of shareholders.